UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09471
                                                     ---------------------

                Nuveen Maryland Dividend Advantage Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
 May 31, 2007

                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

   NUVEEN MARYLAND
   PREMIUM INCOME
   MUNICIPAL FUND
   NMY

   NUVEEN MARYLAND
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND
   NFM

   NUVEEN MARYLAND
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND 2
   NZR

   NUVEEN MARYLAND
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND 3
   NWI

   NUVEEN VIRGINIA
   PREMIUM INCOME
   MUNICIPAL FUND
   NPV

   NUVEEN VIRGINIA
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND
   NGB

   NUVEEN VIRGINIA
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND 2
   NNB


IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)


Logo: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

ONCE AGAIN, I AM PLEASED TO REPORT THAT OVER THE TWELVE-MONTH PERIOD COVERED BY THIS REPORT YOUR FUND CONTINUED TO PROVIDE YOU WITH ATTRACTIVE MONTHLY TAX-FREE INCOME. FOR MORE DETAILS ABOUT THE MANAGEMENT STRATEGY AND PERFORMANCE OF YOUR FUND, PLEASE READ THE PORTFOLIO MANAGER'S COMMENTS, THE DIVIDEND AND SHARE PRICE INFORMATION, AND THE PERFORMANCE OVERVIEW SECTIONS OF THIS REPORT.

I ALSO WANTED TO TAKE THIS OPPORTUNITY TO REPORT SOME IMPORTANT NEWS ABOUT NUVEEN INVESTMENTS. WE HAVE AGREED TO A "GROWTH BUYOUT" OFFER FROM A PRIVATE EQUITY INVESTMENT FIRM. WHILE THIS MAY AFFECT THE CORPORATE STRUCTURE OF NUVEEN INVESTMENTS, IT WILL HAVE NO IMPACT ON THE INVESTMENT OBJECTIVES OF THE FUNDS, PORTFOLIO MANAGEMENT STRATEGIES OR THEIR DIVIDEND POLICIES. WE WILL PROVIDE YOU WITH ADDITIONAL INFORMATION ABOUT THIS TRANSACTION AS MORE DETAILS BECOME AVAILABLE.

FOR SOME TIME, I'VE USED THESE LETTERS TO REMIND YOU THAT MUNICIPAL BONDS CAN BE AN IMPORTANT BUILDING BLOCK IN A WELL-BALANCED INVESTMENT PORTFOLIO. IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION. PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING. FOR MORE INFORMATION ABOUT THIS IMPORTANT INVESTMENT STRATEGY, I ENCOURAGE YOU TO CONTACT YOUR PERSONAL FINANCIAL ADVISOR.

WE ALSO ARE PLEASED TO BE ABLE TO OFFER YOU A CHOICE CONCERNING HOW YOU RECEIVE YOUR SHAREHOLDER REPORTS AND OTHER FUND INFORMATION. AS AN ALTERNATIVE TO MAILED COPIES, YOU CAN SIGN UP TO RECEIVE FUTURE FUND REPORTS AND OTHER FUND INFORMATION BY E-MAIL AND THE INTERNET. THE INSIDE FRONT COVER OF THIS REPORT CONTAINS INFORMATION ON HOW YOU CAN SIGN UP.

WE ARE GRATEFUL THAT YOU HAVE CHOSEN US AS A PARTNER AS YOU PURSUE YOUR FINANCIAL GOALS AND WE LOOK FORWARD TO CONTINUING TO EARN YOUR TRUST IN THE MONTHS AND YEARS AHEAD. AT NUVEEN INVESTMENTS, OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING INVESTMENT SERVICES AND PRODUCTS THAT CAN HELP YOU TO SECURE YOUR FINANCIAL OBJECTIVES.

SINCERELY,

/S/ TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD
July 16, 2007

Portfolio Manager's COMMENTS


Nuveen Investments Municipal Closed-End Funds

NMY, NFM, NZR, NWI,
NPV, NGB, NNB

Portfolio manager Cathryn Steeves reviews national and state economic and municipal market environments, key investment strategies and the annual performance of these seven Nuveen Funds. Cathryn, who joined Nuveen in 1996, has managed the Maryland and Virginia Funds since July 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2007?

Between June 1, 2006 and May 31, 2007, we saw interest rates at the short end of the yield curve rise modestly, while longer rates generally declined. After announcing one further rate increase in late June 2006, the Federal Reserve ended its unprecedented series of 17 consecutive 0.25% rate hikes that brought the fed funds rate to 5.25% over a two-year span. During the remaining 11 months of this reporting period, the Fed left monetary policy unchanged as it kept close tabs on inflationary pressures and the pace of economic growth. Over this same 12-month period, the yield on the benchmark 10-year U.S. Treasury note dropped 22 basis points to end May 2007 at 4.89%. In the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.57% at the end of May 2007, a decline of 65 basis points from the end of May 2006. As interest rates on shorter-term municipal bonds reached the levels of longer-term bonds, the municipal yield curve continued to flatten and bonds with longer durations1 generally outperformed those with shorter durations during this period.

Although many market observers had expected to see the Fed act on rates in early 2007, slowing economic growth, higher energy prices and a slumping housing market helped to keep the Fed on the sidelines. The U.S. gross domestic product
(GDP), a closely watched measure of economic growth, operated at below-trend levels through most of 2006, expanding at a rate of 2.6% in the second quarter of 2006, 2.0% in the third quarter, and 2.5% in the fourth quarter (all GDP numbers annualized). In the first quarter of 2007, the rate of GDP growth slowed even further to 0.7%, the weakest since 2002, due in part to a 16% decline in residential investment. While the Consumer Price Index (CPI) registered a 2.7% year-over-year gain as of May 2007, the increase in this inflation gauge for the first five months of 2007 was 5.5%, driven largely by a 36% gain in energy prices. By comparison, the core CPI (which excludes food and energy prices) rose 2.1% as of May 2007, close to the Fed's unofficial target of 2.0% or lower. The labor market remained tight with a national unemployment rate of 4.5% in May 2007, down from 4.6% in May 2006.



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

Over the 12 months ended May 2007, municipal bond issuance nationwide totaled $423.4 billion, up 15% from the previous 12 months. This total reflected a sharp increase in supply during the first five months of 2007, when $173.7 billion in new securities came to market, up almost 30% over the same period in 2006. A major factor in 2007 volume was the 56% increase in advance refundings,2 driven by attractive borrowing rates for issuers. The strength and diversity of the demand for municipal bonds were as important as the increase in supply, as the surge in issuance was easily absorbed by retail investors, institutional investors such as hedge funds and arbitragers, and overseas investors, all of whom continued to participate in the market.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN MARYLAND AND VIRGINIA DURING THIS PERIOD?

During this reporting period, Maryland's economic growth continued to be driven by the government sector, professional and business services, education and health care. Given the state's proximity to Washington D.C., the federal government remained an important element in the state economy, with Fort George
G. Meade ranking as Maryland's largest employer. Manufacturing employment in Maryland was about half the national average, which was a positive factor over the past few years as U.S. manufacturing struggled. Population trends in the state were on par with the national average over the past six years. In May 2007, Maryland's jobless rate was 3.6%, down from 3.9% in May 2006, putting unemployment in the state at its lowest level since March 2001. Maryland's $29.2 billion fiscal 2007 budget provided additional funding for schools, health care, and higher education without adding new taxes. Although revenues lagged initial projections, the state's rainy day fund was expected to end fiscal 2007 with a balance of $1.4 billion. The $30 billion fiscal 2008 budget called for an increase of only 2.5% in spending and proposed drawing down the state's rainy day reserve to achieve balance. As of May 2007, Moody's and Standard & Poor's maintained their ratings on Maryland general obligation debt at Aaa/AAA with stable outlooks. During the 12 months ended May 31, 2007, issuance in the state totaled $6.4 billion, an increase of 35% over the previous 12-month period. For January-May 2007, Maryland saw $2.9 billion in new municipal paper, up 13% from the first five months of 2006. Although Maryland's debt levels have declined from their peaks in the 1980s, the state's debt per capita and debt as a percentage of personal income remained above national medians, according to Moody's.

Virginia's economy continued to be led by the government sector and professional and business services. Recent reductions in military spending were partially responsible for a slower pace of economic growth in the commonwealth during this period, following several years of superior performance. Despite the cutbacks, federal spending remained a vital factor in the commonwealth's economy, with federal employment in Virginia accounting for more than twice as many jobs as the national average. While technology continued to play a growing economic role, manufacturing, especially in the textile industry, remained a drag on Virginia's economy. Population growth in the commonwealth over the past six years remained well above the national average. Job growth, while healthy, was concentrated in three areas: Northern Virginia, Virginia


2 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Beach, and Richmond. In May 2007, Virginia's unemployment rate was the fifth lowest in the nation at 2.9%, on par with the May 2006 reading. The commonwealth's 2007-2008 biennium budget, which called for general fund expenditures of $34.8 billion over the two-year period, increased spending on education and transportation projects while introducing no major tax hikes. General fund revenues for fiscal 2007 were projected to come in $340 million ahead of plan. In October 2006, Moody's reconfirmed its rating on Virginia General Obligation (GO) debt at Aaa with a stable outlook, and S&P confirmed its AAA rating with a stable outlook. During the 12 months ended May 31, 2007, issuance in Virginia totaled $9.7 billion, an increase of 58% over the previous 12 months. The first five months of 2007 saw issuance rise even more sharply to $4.6 billion, up 170% from the first five months of 2006. Some of this increase was due to a major refinancing deal, totaling $1.1 billion, involving Virginia tobacco bonds, which took place in April 2007. According to Moody's, Virginia's per capita debt and debt as a percentage of personal income remained lower than national medians.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

In the municipal bond interest rate environment of the past 12 months, where the flattening yield curve remained a dominant market factor, we continued to emphasize a disciplined approach to duration management and yield curve positioning. As part of this approach, our purchases for the Funds' portfolios focused mainly on attractively priced bonds maturing in 20 to 30 years. Overall, we believed that the bonds we purchased during this period represented opportunities to add value, manage duration, and enhance performance and income.

Our duration management strategies during this period also included the use of inverse floating rate trusts,3 a type of derivative financial instrument, in all seven of the Maryland and Virginia Funds. The inverse floaters had the dual benefit of increasing the Funds' distributable income and bringing their durations closer to our preferred strategic target. As discussed in past shareholder reports, we have also used forward interest rate swaps (another type of derivative instrument) as a duration management tool when we believed this would support our overall investment performance strategies. The goal of this strategy helped us manage total return performance in relation to our strategic target without having a negative impact on the Funds' income streams or common share dividends over the short term. During this reporting period, we deployed this strategy in NFM, NWI, and NPV, with swaps remaining in place in NFM and NPV as of May 31, 2007.

We also continued to emphasize individual credit selection. As previously mentioned, both Maryland and Virginia saw increased supply during this period, and steady new issuance as well as a number of major advance refundings and debt restructurings provided us with a greater variety of bonds and sectors from which to choose. Since Maryland and Virginia are high-quality states, much of the new supply was highly rated and/or insured. However, we also found purchase opportunities among lower credit quality bonds that we considered attractive based on their strong performance and the support they provide for the Funds' income streams.



3 An inverse floating rate trust is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the 12-month period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

During this period, we added to all of the Funds' positions in health care (including both hospitals and long-term/continuing care facilities), higher education, and single-family housing. In the three Virginia Funds, we purchased bonds issued by the Metropolitan Washington DC Airports Authority and participated in the new offering of Virginia tobacco credits that were issued as part of the advance refunding of the commonwealth's older tobacco bonds. We also continued to build positions in bonds that could help us increase the Funds' income-generating potential and manage duration, including zero coupon and non-callable bonds.

To maintain the Funds' durations within our preferred strategic range and to generate cash for purchases, we selectively sold some of the Funds' holdings with shorter durations. In NMY, NFM, and NWI, we found opportunities to sell a few of our holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This allowed us to maintain the Funds' current portfolio characteristics while strengthening their future income streams.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen Maryland and Virginia Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value
For periods ended 5/31/07

                                                 Annualized
                                ---------------------------------------------
                                1-Year              5-Year            10-Year
Maryland Funds
NMY                             5.35%               6.63%              6.42%
NFM                             5.74%               6.66%                NA
NZR                             5.56%               6.99%                NA
NWI                             5.75%                 NA                 NA

Virginia Funds
NPV                             4.89%               6.29%              6.56%
NGB                             5.82%               7.10%                NA
NNB                             5.60%               7.25%                NA

Lehman Brothers
Municipal Bond Index4           4.84%               4.94%              5.61%

Lipper Other States
Municipal Debt Funds Average5   5.25%               6.68%              6.36%

For the 12 months ended May 31, 2007, the total return on NAV for all seven of these Funds exceeded the return on the national Lehman Brothers Municipal Bond Index. NMY, NFM, NZR, NWI, NGB, and NNB also outperformed the average return for the Lipper Other States Municipal Debt Funds Average, while NPV trailed this Lipper average. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Average represents the overall average of returns for



Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

4 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

5 The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 46; 5 years, 27; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

funds from 10 different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Factors that influenced the Funds' returns during this period included yield curve and duration positioning, exposure to lower-rated credits, individual security selection and sector allocations, and advance refunding activity.

As the yield curve continued to flatten over the course of this period, municipal bonds with maturities of 15 years and longer, as measured by the Lehman Brothers Municipal Bond Index, performed best, generally outpacing municipal bonds with shorter maturities, especially those with maturities of less than 5 years. While our strategies during this period included adding longer bonds to our portfolios, most of these Funds remained slightly short of our strategic target in terms of their holdings of bonds in the longest part of the yield curve, which was negative for performance. However, this was offset by the Funds' heavier exposure to the intermediate part of the curve, which performed well, and their lower allocations to the shorter part of the curve, which underperformed the general municipal market. The Funds' yield curve and duration positioning during this period was a positive contributor to their performance.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, all of these Funds benefited from their weightings in lower-quality credits. The outperformance of these credit sectors was largely the result of investor demand for the higher yields typically associated with lower-rated bonds, which drove up their value. As Dividend Advantage Funds, NFM, NZR, NWI, NGB, and NNB can invest up to 20% of their assets in below- investment-grade securities (bonds rated BB or below) or in non-rated bonds judged to be in the same credit quality category. The exposure of these five Funds to the subinvestment-grade sector, together with a fee reimbursement agreement, contributed to the outperformance of these Funds relative to NMY and NPV, which overall represented higher credit quality. In addition, NFM and NWI also had the heaviest weightings of bonds rated BBB across all seven of these Funds, which further benefited their performance.

Among the lower-rated holdings making positive contributions to the Funds' returns for this period were industrial development bonds and health care (including hospitals) credits, which ranked as the top performing revenue sectors in the Lehman Brothers Municipal Bond Index. Lower-rated bonds backed by the 1998 master tobacco settlement agreement performed well. As of May 31, 2007, NMY, NFM, NZR, and NWI held approximately 1.4% to 2.4% of their portfolios in lower-rated tobacco bonds, while the Virginia Funds' lower-rated tobacco allocations ranged from 2.3% in NPV to 3.2% in NNB and 4.5% in NGB.

Additional sectors that helped the Funds' performances during this period included tax-supported bonds and, in the Maryland Funds, higher education and multifamily housing credits. The Funds' holdings of zero coupon bonds also provided a positive impact on performance for this period.

We continued to see positive contributions from advance refunding activity, which benefited the Funds through price appreciation and enhanced credit quality. All of the Maryland and Virginia Funds (with the exception of NZR) saw healthy levels of pre-refunding activity. As previously mentioned, one of the more significant advance refundings during this period involved BBB rated tobacco bonds issued by Virginia's Tobacco Settlement Financing Corporation, which were upgraded to AAA as a result of the refundings.

At the same time, holdings of older, previously pre-refunded bonds tended to underperform the general municipal market during this period, due primarily to their shorter effective maturities. Among the Virginia Funds, NPV held appreciably heavier weightings of older pre-refunded bonds than NGB or NNB. In addition, the performance of the Maryland Funds was impacted by their holdings of single-family housing bonds, which underperformed during this period as the municipal market rallied.

We should also note that all of these Funds continued to use financial leverage to provide opportunities for additional income and total return for common shareholders. This strategy can also add volatility to a Fund's NAV and share price. Over this period, the use of leverage was generally a positive factor in the Funds' total return performance, especially in relation to that of the unleveraged Lehman Brothers Municipal Bond Index.

Dividend and Share Price
                 INFORMATION


As previously noted, these seven Funds use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced during this period due to high short-term interest rates that, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields. The combination of these factors resulted in one monthly dividend reduction in NMY, NFM, NZR, NPV and NNB and two in NGB over the 12-month period ended May 31, 2007. The dividend of NWI remained stable throughout this reporting period.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains or net ordinary income distributions at the end of December 2006 as follows:

                                   Short-Term Capital Gains
          Long-Term Capital Gains    and/or Ordinary Income
                      (per share)               (per share)

NZR                            --                   $0.0014
NPV                       $0.0215                        --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2007, all of the Funds in this report except NPV had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes. NPV had a positive UNII balance for tax purposes and a positive UNII balance for financial statement purposes.

As of May 31, 2007, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                              5/31/07          12-Month Average
                              Premium          Premium/Discount

NMY                            +1.85%                    -0.50%
NFM                            +4.30%                    +6.02%
NZR                            +3.85%                    +5.89%
NWI                            +1.80%                    -2.07%
NPV                            +2.35%                    +1.39%
NGB                           +16.89%                   +13.29%
NNB                           +10.94%                    +7.31%

                                       NMY
                                   Performance
                                    OVERVIEW

Nuveen Maryland Premium Income Municipal Fund
                        as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)

AAA/U.S. Guaranteed             54%
AA                              23%
A                                8%
BBB                             10%
BB or Lower                      3%
N/R                              2%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                           0.058
Jul                           0.058
Aug                           0.058
Sep                           0.055
Oct                           0.055
Nov                           0.055
Dec                           0.055
Jan                           0.055
Feb                           0.055
Mar                           0.055
Apr                           0.055
May                           0.055


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   14.48
                              14.5
                              14.2
                              14.29
                              14.6
                              14.34
                              14.29
                              14.32
                              14.44
                              14.72
                              14.7
                              14.8499
                              14.88
                              15.1
                              14.66
                              14.65
                              14.74
                              14.6
                              14.58
                              14.34
                              14.31
                              14.4
                              14.63
                              14.58
                              14.63
                              14.63
                              14.67
                              14.82
                              14.43
                              14.34
                              14.46
                              14.42
                              14.59
                              14.49
                              14.59
                              14.45
                              14.51
                              14.65
                              14.7
                              14.87
                              14.85
                              14.91
                              15.04
                              15.01
                              15.15
                              15.04
                              14.9
                              14.95
                              14.89
                              14.74
                              14.68
May 31, 2007                  14.8999


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.84
------------------------------------
Common Share
Net Asset Value               $14.57
------------------------------------
Premium/(Discount) to NAV      1.85%
------------------------------------
Market Yield                   4.45%
------------------------------------
Taxable-Equivalent Yield1      6.49%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $155,004
------------------------------------
Average Effective Maturity
on Securities (Years)           15.9
------------------------------------
Leverage-Adjusted Duration      8.28
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          6.96%         5.35%
------------------------------------
5-Year          4.30%         6.63%
------------------------------------
10-Year         6.41%         6.42%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General          22.7
------------------------------------
Health Care                     15.4
------------------------------------
Education and Civic
   Organizations                14.5
------------------------------------
U.S. Guaranteed                 13.5
------------------------------------
Tax Obligation/Limited          11.9
------------------------------------
Housing/Multifamily              8.7
------------------------------------
Other                           13.3
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.4%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                       NFM
                                   Performance
                                    OVERVIEW

Nuveen Maryland Dividend Advantage Municipal Fund
                        as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             48%
AA                              16%
A                               15%
BBB                             13%
BB or Lower                      2%
N/R                              6%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                          0.0645
Jul                          0.0645
Aug                          0.0645
Sep                          0.0615
Oct                          0.0615
Nov                          0.0615
Dec                          0.0615
Jan                          0.0615
Feb                          0.0615
Mar                          0.0615
Apr                          0.0615
May                          0.0615

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   15.45
                              15.25
                              15.33
                              15.5
                              15.94
                              16.03
                              15.6
                              15.71
                              15.61
                              15.6
                              15.48
                              15.48
                              15.88
                              16.15
                              16.15
                              15.99
                              15.9616
                              15.89
                              15.6
                              15.47
                              15.54
                              15.73
                              15.66
                              15.65
                              15.88
                              15.6
                              15.52
                              15.79
                              15.15
                              15.07
                              15.45
                              15.3
                              15.1
                              15.23
                              15.12
                              15.4
                              15.54
                              15.8
                              15.89
                              15.8
                              16.3
                              16.3
                              15.7
                              15.84
                              16.04
                              16.25
                              16.42
                              16.05
                              15.9
                              15.38
                              15.23
May 31, 2007                  15.2

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.28
------------------------------------
Common Share
Net Asset Value               $14.65
------------------------------------
Premium/(Discount) to NAV      4.30%
------------------------------------
Market Yield                   4.83%
------------------------------------
Taxable-Equivalent Yield1      7.04%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $61,261
------------------------------------
Average Effective Maturity
on Securities (Years)          18.32
------------------------------------
Leverage-Adjusted Duration      7.79
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/23/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          5.51%         5.74%
------------------------------------
5-Year          5.40%         6.66%
------------------------------------
Since
Inception       5.83%         6.26%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                     20.7
------------------------------------
Tax Obligation/General          16.2
------------------------------------
U.S. Guaranteed                 15.8
------------------------------------
Housing/Multifamily             12.3
------------------------------------
Tax Obligation/Limited          11.7
------------------------------------
Education and Civic
   Organizations                 9.0
------------------------------------
Other                           14.3
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.4%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                      NZR
                                  Performance
                                    OVERVIEW

Nuveen Maryland Dividend Advantage Municipal Fund 2
                        as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.Guaranteed              49%
AA                              21%
A                               10%
BBB                             11%
BB or Lower                      3%
N/R                              6%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-20072
Jun                           0.064
Jul                           0.064
Aug                           0.064
Sep                           0.064
Oct                           0.064
Nov                           0.064
Dec                           0.064
Jan                           0.064
Feb                           0.064
Mar                          0.0615
Apr                          0.0615
May                          0.0615

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   15
                              14.87
                              15.25
                              15.25
                              16.3
                              16.17
                              15.87
                              15.89
                              15.52
                              15.8
                              15.7376
                              15.6
                              15.85
                              15.89
                              15.82
                              15.6
                              15.95
                              16.15
                              15.79
                              15.79
                              15.43
                              15.89
                              16.46
                              16.32
                              15.83
                              15.71
                              15.9024
                              15.95
                              15.59
                              15.99
                              16.24
                              15.85
                              15.51
                              15.74
                              16.01
                              16.2499
                              16.04
                              15.77
                              15.91
                              16.25
                              16.3101
                              16.12
                              16.09
                              16.18
                              16.38
                              16.06
                              16.25
                              15.94
                              15.94
                              15.71
                              15.5
May 31, 2007                  15.449

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.38
------------------------------------
Common Share
Net Asset Value               $14.81
------------------------------------
Premium/(Discount) to NAV      3.85%
------------------------------------
Market Yield                   4.80%
------------------------------------
Taxable-Equivalent Yield1      7.00%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $62,064
------------------------------------
Average Effective Maturity
on Securities (Years)          17.73
------------------------------------
Leverage-Adjusted Duration      7.71
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.32%         5.56%
------------------------------------
5-Year          6.77%         6.99%
------------------------------------
Since
Inception       6.03%         6.31%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General          23.6
------------------------------------
Health Care                     16.8
------------------------------------
U.S. Guaranteed                 12.4
------------------------------------
Tax Obligation/Limited          12.3
------------------------------------
Education and Civic
   Organizations                11.6
------------------------------------
Housing/Multifamily              6.3
------------------------------------
Housing/Single Family            4.3
------------------------------------
Other                           12.7
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.4%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower. 2 The Fund paid shareholders net ordinary income distributions in December 2006 of $.0014 per share.

                                      NWI
                                  Performance
                                    OVERVIEW

Nuveen Maryland Dividend Advantage Municipal Fund 3
                        as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             46%
AA                              24%
A                                8%
BBB                             14%
BB or Lower                      3%
N/R                              5%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                          0.0555
Jul                          0.0555
Aug                          0.0555
Sep                          0.0555
Oct                          0.0555
Nov                          0.0555
Dec                          0.0555
Jan                          0.0555
Feb                          0.0555
Mar                          0.0555
Apr                          0.0555
May                          0.0555

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   14.16
                              13.86
                              13.5
                              13.37
                              13.51
                              13.67
                              13.4501
                              13.66
                              13.78
                              13.89
                              13.74
                              14.1
                              13.89
                              14.15
                              13.89
                              14.14
                              14.07
                              14.39
                              14.25
                              14.31
                              14.34
                              14.55
                              14.66
                              14.53
                              14.58
                              14.5
                              14.57
                              14.54
                              14.29
                              14.2999
                              14.28
                              14.3
                              14.4001
                              14.16
                              14.11
                              14.25
                              14.58
                              14.25
                              14.38
                              14.5
                              14.78
                              14.7928
                              14.9
                              14.87
                              15.05
                              14.91
                              14.7
                              14.82
                              14.65
                              14.63
                              14.75
May 31, 2007                  14.85

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.74
------------------------------------
Common Share
Net Asset Value               $14.48
------------------------------------
Premium/(Discount) to NAV      1.80%
------------------------------------
Market Yield                   4.52%
------------------------------------
Taxable-Equivalent Yield1      6.59%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $77,640
------------------------------------
Average Effective Maturity
on Securities (Years)          17.06
------------------------------------
Leverage-Adjusted Duration      8.23
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         11.47%         5.75%
------------------------------------
Since
Inception       4.86%         5.39%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited          22.1
------------------------------------
Health Care                     15.2
------------------------------------
U.S. Guaranteed                 15.1
------------------------------------
Tax Obligation/General          14.7
------------------------------------
Housing/Multifamily              9.8
------------------------------------
Education and Civic
   Organizations                 8.5
------------------------------------
Other                           14.6
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.4%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                      NPV
                                  Performance
                                    OVERVIEW

Nuveen Virginia Premium Income Municipal Fund
                        as of 5-31-07


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             61%
AA                              24%
A                                5%
BBB                              6%
BB or Lower                      1%
N/R                              3%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-20072
Jun                           0.059
Jul                           0.059
Aug                           0.059
Sep                           0.059
Oct                           0.059
Nov                           0.059
Dec                           0.059
Jan                           0.059
Feb                           0.059
Mar                          0.0565
Apr                          0.0565
May                          0.0565

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   14.81
                              14.88
                              14.5
                              14.26
                              14.45
                              14.5
                              14.31
                              14.65
                              14.8
                              14.96
                              15
                              14.78
                              14.76
                              14.89
                              14.89
                              14.99
                              15.3001
                              15.49
                              15.52
                              15.58
                              15.44
                              15.27
                              15.08
                              15.1
                              15.16
                              15.12
                              15.2
                              15.21
                              14.8
                              14.83
                              15.15
                              15.25
                              15.58
                              15.7501
                              15.76
                              16.1
                              16.69
                              15.95
                              15.9199
                              15.61
                              15.7
                              15.59
                              15.66
                              15.9
                              15.98
                              15.96
                              15.79
                              15.84
                              15.75
                              15.64
                              15.46
May 31, 2007                  15.37

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.24
------------------------------------
Common Share
Net Asset Value               $14.89
------------------------------------
Premium/(Discount) to NAV      2.35%
------------------------------------
Market Yield                   4.45%
------------------------------------
Taxable-Equivalent Yield1      6.55%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $132,900
------------------------------------
Average Effective Maturity
on Securities (Years)          15.25
------------------------------------
Leverage-Adjusted Duration      9.77
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          7.18%         4.89%
------------------------------------
5-Year          4.34%         6.29%
------------------------------------
10-Year         6.08%         6.56%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited          20.2
------------------------------------
U.S. Guaranteed                 19.2
------------------------------------
Tax Obligation/General          14.7
------------------------------------
Health Care                     14.5
------------------------------------
Transportation                   5.8
------------------------------------
Water and Sewer                  5.4
------------------------------------
Utilities                        4.8
------------------------------------
Education and Civic
   Organizations                 3.4
------------------------------------
Other                           12.0
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower. 2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0215 per share.

                                      NGB
                                  Performance
                                    OVERVIEW

Nuveen Virginia Dividend Advantage Municipal Fund
                        as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             53%
AA                              20%
A                                7%
BBB                             10%
BB or Lower                      1%
N/R                              9%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                          0.0685
Jul                          0.0685
Aug                          0.0685
Sep                          0.0655
Oct                          0.0655
Nov                          0.0655
Dec                          0.0655
Jan                          0.0655
Feb                          0.0655
Mar                           0.063
Apr                           0.063
May                           0.063

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   17.21
                              17.2
                              16.78
                              16.7
                              16.8
                              16.24
                              15.9
                              15.96
                              15.96
                              16.17
                              16.35
                              16.8
                              17
                              17.05
                              16.52
                              16.53
                              16.28
                              16.76
                              16.75
                              16.65
                              16.6
                              16.5
                              16.75
                              16.75
                              16.69
                              16.93
                              17.649
                              17.18
                              17.21
                              17.37
                              17.5
                              18
                              18.19
                              17.59
                              17.19
                              17.85
                              17.95
                              17.73
                              17.53
                              17.6
                              17.8
                              17.82
                              17.78
                              17.7
                              17.765
                              17.8
                              17.68
                              17.6
                              17.65
                              17.49
                              17.41
May 31, 2007                  17.51

FUND SNAPSHOT
------------------------------------
Common Share Price            $17.51
------------------------------------
Common Share
Net Asset Value               $14.98
------------------------------------
Premium/(Discount) to NAV     16.89%
------------------------------------
Market Yield                   4.32%
------------------------------------
Taxable-Equivalent Yield1      6.36%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $46,908
------------------------------------
Average Effective Maturity
on Securities (Years)          18.06
------------------------------------
Leverage-Adjusted Duration     10.25
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          7.24%         5.82%
------------------------------------
5-Year          8.58%         7.10%
------------------------------------
Since
Inception       7.98%         6.69%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General          16.4
------------------------------------
Transportation                  16.3
------------------------------------
U.S. Guaranteed                 14.3
------------------------------------
Tax Obligation/Limited          12.9
------------------------------------
Health Care                      8.8
------------------------------------
Long-Term Care                   8.4
------------------------------------
Consumer Staples                 4.5
------------------------------------
Education and Civic
   Organizations                 4.5
------------------------------------
Other                           13.9
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                      NNB
                                  Performance
                                    OVERVIEW

Nuveen Virginia Dividend Advantage Municipal Fund 2
                        as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)

AAA/U.S. Guaranteed             55%
AA                              20%
A                                7%
BBB                              8%
BB or Lower                      1%
N/R                              9%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                           0.065
Jul                           0.065
Aug                           0.065
Sep                           0.065
Oct                           0.065
Nov                           0.065
Dec                           0.065
Jan                           0.065
Feb                           0.065
Mar                          0.0625
Apr                          0.0625
May                          0.0625

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   16.6
                              15.98
                              15.95
                              15.79
                              15.94
                              15.9501
                              15.8
                              15.95
                              15.66
                              15.79
                              15.8399
                              15.8
                              15.99
                              16.1
                              16.09
                              15.95
                              15.9
                              16.11
                              15.94
                              15.8
                              15.85
                              16.06
                              16.34
                              16.0101
                              16.3
                              16.25
                              16.35
                              16.6
                              16.52
                              16.7101
                              16.86
                              16.81
                              16.96
                              16.7
                              16.4
                              16.75
                              16.75
                              16.83
                              17.04
                              17.09
                              17.13
                              16.91
                              17.05
                              16.53
                              16.85
                              16.6
                              16.49
                              16.5
                              16.34
                              16.6
                              16.65
May 31, 2007                  16.7

FUND SNAPSHOT
------------------------------------
Common Share Price            $16.73
------------------------------------
Common Share
Net Asset Value               $15.08
------------------------------------
Premium/(Discount) to NAV     10.94%
------------------------------------
Market Yield                   4.48%
------------------------------------
Taxable-Equivalent Yield1      6.60%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $86,382
------------------------------------
Average Effective Maturity
on Securities (Years)          17.55
------------------------------------
Leverage-Adjusted Duration      9.81
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          6.96%         5.60%
------------------------------------
5-Year          8.26%         7.25%
------------------------------------
Since
Inception       7.75%         6.95%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General          16.7
------------------------------------
U.S. Guaranteed                 15.3
------------------------------------
Health Care                     14.1
------------------------------------
Tax Obligation/Limited          12.3
------------------------------------
Water and Sewer                 11.1
------------------------------------
Housing/Single Family            8.4
------------------------------------
Long-Term Care                   8.3
------------------------------------
Other                           13.8
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL
FUND NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 (the Funds) as of May 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 at May 31, 2007, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
July 19, 2007

NMY
Nuveen Maryland Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.4% (1.0% OF TOTAL INVESTMENTS)

$       2,100   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue      9/16 at 100.00         AAA     $    2,245,005
                 Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.0% (1.3% OF TOTAL INVESTMENTS)

        3,005   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          3,144,733
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 21.8% (14.5% OF TOTAL INVESTMENTS)

        1,250   Frederick County, Maryland, Educational Facilities Revenue Bonds,     9/16 at 100.00        BBB-          1,330,038
                 Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38

        1,000   Hartford County, Maryland, Economic Development Revenue Bonds,        4/14 at 100.00          A+          1,053,860
                 Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

                Maryland Economic Development Corporation, Utility
                Infrastructure Revenue Bonds, University of Maryland - College
                Park, Series 2001:
          980    5.375%, 7/01/15 - AMBAC Insured                                      7/11 at 100.00         AAA          1,036,321
          980    5.375%, 7/01/16 - AMBAC Insured                                      7/11 at 100.00         AAA          1,036,321

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Bullis School, Series 2000:
          750    5.250%, 7/01/25 - FSA Insured                                        1/11 at 101.00         AAA            785,445
          500    5.250%, 7/01/30 - FSA Insured                                        1/11 at 101.00         AAA            523,630

        1,250   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A-          1,300,738
                 Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

        1,460   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00        Baa1          1,518,969
                 Revenue Bonds, Maryland Institute College of Art, Series 2001,
                 5.625%, 6/01/36

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/07 at 102.00          AA          1,531,950
                 Revenue Refunding Bonds, Johns Hopkins University,
                 Series 1997, 5.625%, 7/01/27

        1,365   Montgomery County Revenue Authority, Maryland, Lease Revenue          5/15 at 100.00          A1          1,441,809
                 Bonds, Montgomery College Arts Center Project, Series 2005A,
                 5.000%, 5/01/19

        9,445   Morgan State University, Maryland, Student Tuition and Fee              No Opt. Call         AAA         11,153,031
                 Revenue Refunding Bonds, Academic Fees and Auxiliary
                 Facilities, Series 1993, 6.100%, 7/01/20 - MBIA Insured

                University of Maryland, Auxiliary Facility and Tuition Revenue Bonds,
                Series 2003A:
        4,000    5.000%, 4/01/15                                                      4/13 at 100.00          AA          4,216,719
        2,680    5.000%, 4/01/19                                                      4/13 at 100.00          AA          2,810,248

        1,685   University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, 10/16 at 100.00         AA          1,792,789
                 Series 2006A, 5.000%, 10/01/22

                Westminster, Maryland, Educational Facilities Revenue Bonds,
                McDaniel College, Series 2006:
        1,400    5.000%, 11/01/31                                                    11/16 at 100.00        BBB+          1,455,384
          850    4.500%, 11/01/36                                                    11/16 at 100.00        BBB+            825,665

------------------------------------------------------------------------------------------------------------------------------------
       31,095   Total Education and Civic Organizations                                                                  33,812,917
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 23.3% (15.4% OF TOTAL INVESTMENTS)

        1,525   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A2          1,625,604
                 Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                 5.500%, 7/01/36


                                       20

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       3,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1     $    3,454,035
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 5.800%, 7/01/32

        1,665   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          AA          1,710,371
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

        1,740   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00        Baa1          1,773,756
                 Revenue Bonds, Doctors Community Hospital, Series 2007A,
                 5.000%, 7/01/29

        1,400   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,428,784
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+          1,517,865
                 Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA          1,019,060
                 Revenue Bonds, Johns Hopkins Hospital, Howard County
                 General Hospital Acquisition, Series 1998, 5.000%, 7/01/19 -
                 MBIA Insured

        2,000   Maryland Health and Higher Educational Facilities Authority,          6/09 at 101.00          A+          2,068,060
                 Revenue Bonds, Kaiser Permanente System, Series 1998A,
                 5.375%, 7/01/15

        3,800   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa3          3,949,910
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

        2,040   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A          2,091,632
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34

        1,750   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00          A3          1,830,063
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        3,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A3          3,427,190
                 Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                 5.625%, 7/01/32

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00           A          1,617,045
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2002, 6.000%, 7/01/22

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00         AAA          1,042,520
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2004B, 5.000%, 7/01/24 - AMBAC Insured

        4,200   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         AAA          4,394,880
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 5.000%, 7/01/34 - MBIA Insured (UB)

                Prince George's County, Maryland, Revenue Bonds, Dimensions
                Health Corporation, Series 1994:
        3,080    5.375%, 7/01/14                                                      7/07 at 100.00          B3          2,898,927
          295    5.300%, 7/01/24                                                      7/07 at 100.00          B3            257,379

------------------------------------------------------------------------------------------------------------------------------------
       34,995   Total Health Care                                                                                        36,107,081
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 13.1% (8.7% OF TOTAL INVESTMENTS)

        1,450   Maryland Community Development Administration, FNMA                   2/11 at 101.00         Aaa          1,513,336
                 Multifamily Development Revenue Bonds, Edgewater Village
                 Apartments, Series 2000B, 5.800%, 8/01/20
                 (Alternative Minimum Tax)

        2,500   Maryland Community Development Administration, Housing                1/09 at 101.00         Aa2          2,535,225
                 Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative
                 Minimum Tax)

          880   Maryland Community Development Administration, Housing                1/10 at 100.00         Aa2            906,629
                 Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative
                 Minimum Tax)

        1,000   Maryland Economic Development Corporation, Senior Lien               10/13 at 100.00          B2            996,740
                 Student Housing Revenue Bonds, University of Maryland -
                 Baltimore, Series 2003A, 5.625%, 10/01/23

        1,000   Maryland Economic Development Corporation, Student Housing            6/09 at 102.00        Baa3          1,039,160
                 Revenue Bonds, Collegiate Housing Foundation - Salisbury
                 State University, Series 1999A, 6.000%, 6/01/19

        1,145   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00         AAA          1,200,372
                 Revenue Refunding Bonds, University of Maryland College Park
                 Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

        3,830   Montgomery County Housing Opportunities Commission, Maryland,         7/08 at 101.00         Aaa          3,887,910
                 FNMA/FHA-Insured Multifamily Housing Development Bonds,
                 Series 1998A, 5.200%, 7/01/30


                                       21

NMY
Nuveen Maryland Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$         360   Montgomery County Housing Opportunities Commission, Maryland,         7/07 at 100.00         Aa2     $      360,490
                 GNMA/FHA-Insured Multifamily Housing Revenue Bonds,
                 Series 1995A, 5.900%, 7/01/15

        1,500   Montgomery County Housing Opportunities Commission, Maryland,         7/07 at 101.00         Aaa          1,520,445
                 Multifamily Housing Development Bonds, Series 1996B,
                 5.900%, 7/01/26

        2,000   Montgomery County Housing Opportunities Commission, Maryland,         7/10 at 100.00         Aaa          2,081,440
                 Multifamily Housing Development Bonds, Series 2000A,
                 6.100%, 7/01/30

          540   Prince George's County Housing Authority, Maryland, GNMA              9/09 at 102.00         AAA            561,573
                 Collateralized Mortgage Revenue Bonds, University Landing
                 Apartments, Series 1999, 6.100%, 3/20/41 (Alternative
                 Minimum Tax)

                Prince George's County Housing Authority, Maryland, GNMA
                Collateralized Mortgage Revenue Refunding Bonds, Overlook
                Apartments, Series 1995A:
        2,000    5.700%, 12/20/15                                                     6/07 at 101.00         AAA          2,016,640
        1,670    5.750%, 12/20/19                                                     6/07 at 101.00         AAA          1,682,625

------------------------------------------------------------------------------------------------------------------------------------
       19,875   Total Housing/Multifamily                                                                                20,302,585
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 5.9% (3.9% OF TOTAL INVESTMENTS)

        1,195   Maryland Community Development Administration, Department             9/15 at 100.00         Aa2          1,205,002
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)

        4,100   Maryland Community Development Administration, Department             3/16 at 100.00         Aa2          4,128,740
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006I, 4.875%, 9/01/26 (Mandatory put 3/01/22)
                 (Alternative Minimum Tax)

        1,630   Maryland Community Development Administration, Department             9/16 at 100.00         Aa2          1,635,298
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)

        1,200   Maryland Community Development Administration, Housing and            3/17 at 100.00         Aa2          1,191,432
                 Community Development Residential Revenue Bonds,
                 Series 2007D, 4.850%, 9/01/37 (WI/DD, Settling 6/20/07)
                 (Alternative Minimum Tax)

          600   Maryland Community Development Administration, Residential            9/15 at 100.00         Aa2            600,570
                 Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative
                 Minimum Tax)

           15   Prince George's County Housing Authority, Maryland,                   8/10 at 100.00         AAA             15,422
                 FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
                 Revenue Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative
                 Minimum Tax)

          320   Puerto Rico Housing Finance Authority, Mortgage-Backed                6/13 at 100.00         AAA            321,802
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,060   Total Housing/Single Family                                                                               9,098,266
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.7% (0.4% OF TOTAL INVESTMENTS)

        1,010   Maryland Economic Development Corporation, Solid Waste                4/12 at 101.00         BBB          1,002,274
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002,
                 4.600%, 4/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.6% (1.7% OF TOTAL INVESTMENTS)

        1,955   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,         1/17 at 100.00        BBB+          1,979,418
                 Series 2007A, 5.000%, 1/01/37

        1,000   Carroll County, Maryland, Revenue Refunding Bonds, EMA                1/09 at 101.00          AA          1,032,100
                 Obligated Group, Series 1999A, 5.625%, 1/01/25 - RAAI Insured

        1,065   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00        BBB+          1,053,754
                 Revenue Bonds, Mercy Ridge Retirement Community,
                 Series 2007, 4.750%, 7/01/34

------------------------------------------------------------------------------------------------------------------------------------
        4,020   Total Long-Term Care                                                                                      4,065,272
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 34.2% (22.7% OF TOTAL INVESTMENTS)

        2,030   Anne Arundel County, Maryland, General Obligation Bonds,              4/14 at 100.00         AAA          2,161,463
                 Series 2004, 5.000%, 4/01/16

                Anne Arundel County, Maryland, General Obligation Bonds,
                Series 2006:
        1,310    5.000%, 3/01/21                                                      3/16 at 100.00         AAA          1,396,368
        1,000    5.000%, 3/01/21                                                      3/16 at 100.00         AAA          1,065,930

          685   Anne Arundel County, Maryland, Water and Sewer Revenue Bonds,         3/16 at 100.00         AAA            737,313
                 Series 2006, 5.000%, 3/01/17


                                       22

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Baltimore County, Maryland, Metropolitan District Special Assessment
                Bonds, 67th Issue:
$       2,500    5.000%, 6/01/25                                                      6/11 at 101.00         AAA     $    2,604,325
        3,500    5.000%, 6/01/26                                                      6/11 at 101.00         AAA          3,635,695

        1,000   Baltimore, Maryland, Consolidated General Obligation Public             No Opt. Call         AA-          1,045,140
                 Improvement Bonds, Series 1989B, 7.150%, 10/15/08

        1,540   Baltimore, Maryland, General Obligation Consolidated Public          10/14 at 100.00         AAA          1,626,748
                 Improvement Bonds, Series 2004A, 5.000%, 10/15/22 -
                 AMBAC Insured

          700   Carroll County, Maryland, Consolidated Public Improvement Bonds,     12/15 at 100.00          AA            755,097
                 Series 2005A, 5.000%, 12/01/16

                Charles County, Maryland, Consolidated General Obligation Public
                Improvement Bonds, Series 2006:
        2,185    5.000%, 3/01/14                                                        No Opt. Call          AA          2,330,587
          820    5.000%, 3/01/16                                                        No Opt. Call          AA            884,509

        1,500   Frederick County, Maryland, General Obligation Public Facilities        No Opt. Call          AA          1,642,260
                 Bonds, Series 2006, 5.000%, 11/01/20

          615   Frederick County, Maryland, Special Obligation Bonds, Villages of     7/10 at 102.00          AA            653,597
                 Lake Linganore Community Development Authority, Series 2001A,
                 5.700%, 7/01/29 - RAAI Insured

                Howard County, Maryland, Consolidated Public Improvement Bonds,
                Series 2004B:
          735    5.000%, 8/15/16                                                      2/14 at 100.00         AAA            782,393
        1,625    5.000%, 8/15/17                                                      2/14 at 100.00         AAA          1,729,390
        1,180    5.000%, 8/15/19                                                      2/14 at 100.00         AAA          1,248,735

        1,725   Howard County, Maryland, Metropolitan District Refunding Bonds,       2/12 at 100.00         AAA          1,822,238
                 Series 2002A, 5.250%, 8/15/18

        1,190   Maryland National Capital Park Planning Commission,                   1/14 at 100.00         AA+          1,260,710
                 Prince George's County, General Obligation Bonds, Park
                 Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17

        2,500   Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/17      8/15 at 100.00         AAA          2,685,925

        3,520   Montgomery County, Maryland, Consolidated General Obligation            No Opt. Call         AAA          3,811,350
                 Public Improvement Bonds, Series 2006, 5.000%, 5/01/16

                Montgomery County, Maryland, Consolidated General Obligation
                Public Improvement Refunding Bonds, Series 2001:
        1,750    5.250%, 10/01/13                                                    10/11 at 101.00         AAA          1,863,103
        2,000    5.250%, 10/01/18                                                    10/11 at 101.00         AAA          2,118,980

        1,000   Prince George's County, Maryland, General Obligation Consolidated    12/11 at 101.00         AAA          1,063,840
                 Public Improvement Bonds, Series 2001, 5.250%, 12/01/20 -
                 FGIC Insured

        2,000   Prince George's County, Maryland, General Obligation Consolidated     9/12 at 101.00         AA+          1,988,440
                 Public Improvement Bonds, Series 2002, 4.100%, 9/15/19

        5,770   Prince George's County, Maryland, General Obligation Consolidated    10/13 at 100.00         AA+          6,081,464
                 Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18

                Washington Suburban Sanitary District, Montgomery and
                Prince George's Counties, Maryland, Sewerage Disposal Bonds,
                Series 2005:
        2,000    5.000%, 6/01/16                                                      6/15 at 100.00         AAA          2,150,940
        1,235    5.000%, 6/01/23                                                      6/15 at 100.00         AAA          1,309,730
        1,235    5.000%, 6/01/24                                                      6/15 at 100.00         AAA          1,308,001
        1,235    5.000%, 6/01/25                                                      6/15 at 100.00         AAA          1,306,272

------------------------------------------------------------------------------------------------------------------------------------
       50,085   Total Tax Obligation/General                                                                             53,070,543
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 17.9% (11.9% OF TOTAL INVESTMENTS)

                Baltimore Board of School Commissioners, Maryland, Revenue
                Bonds, City Public School System, Series 2003A:
        1,500    5.000%, 5/01/16                                                      5/13 at 100.00         AA+          1,584,765
        1,000    5.000%, 5/01/18                                                      5/13 at 100.00         AA+          1,051,920

        2,900   Baltimore, Maryland, Project Revenue Bonds, Series 2006,              7/16 at 100.00         AAA          3,056,803
                 5.000%, 7/01/31 - AMBAC Insured


                                       23

NMY
Nuveen Maryland Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         300   Baltimore, Maryland, Special Obligation Bonds, North Locust           9/15 at 101.00         N/R     $      311,991
                 Point Project, Series 2005, 5.500%, 9/01/34

          900   Hyattsville, Maryland, Special Obligation Bonds, University Town      7/14 at 102.00         N/R            950,436
                 Center Project, Series 2004, 5.750%, 7/01/34

                Maryland Department of Transportation, Certificates of Participation,
                Mass Transit Administration Project, Series 2000:
          875    5.500%, 10/15/19 (Alternative Minimum Tax)                          10/10 at 101.00         AA+            919,249
          925    5.500%, 10/15/20 (Alternative Minimum Tax)                          10/10 at 101.00         AA+            971,777

        4,250   Maryland Department of Transportation, Consolidated Transportation      No Opt. Call         AAA          4,730,249
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,875   Maryland Economic Development Corporation, Lease Revenue              6/12 at 100.50         AA+          2,002,425
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

        1,700   Maryland Stadium Authority, Lease Revenue Bonds, Montgomery           6/13 at 100.00         AA+          1,771,842
                 County Conference Center Facilities, Series 2003, 5.000%, 6/15/24

        1,000   Montgomery County, Maryland, Lease Revenue Bonds, Metrorail           6/12 at 100.00          AA          1,043,300
                 Garage, Series 2002, 5.000%, 6/01/21

          675   Montgomery County, Maryland, Special Obligation Bonds, West           7/12 at 101.00          AA            715,777
                 Germantown Development District, Senior Series 2002A,
                 5.500%, 7/01/27 - RAAI Insured

          635   New Baltimore City Board of School Commissioners, Maryland,          11/10 at 100.00         AA+            661,124
                 School System Revenue Bonds, Series 2000, 5.125%, 11/01/15

                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Bonds, Series 2007N:
        1,000    5.500%, 7/01/29 - AMBAC Insured                                        No Opt. Call         AAA          1,161,340
        2,500    5.250%, 7/01/31 - AMBAC Insured                                        No Opt. Call         AAA          2,835,675

        2,100   Puerto Rico Municipal Finance Agency, Series 2002A,                   8/12 at 100.00         AAA          2,228,352
                 5.250%, 8/01/21 - FSA Insured

        1,500   Puerto Rico, Highway Revenue Bonds, Highway and Transportation          No Opt. Call         AAA          1,699,245
                 Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,635   Total Tax Obligation/Limited                                                                             27,696,270
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 2.1% (1.4% OF TOTAL INVESTMENTS)

        1,060   Baltimore, Maryland, Revenue Refunding Bonds, Parking System            No Opt. Call         AAA          1,161,643
                 Facilities, Series 1998A, 5.250%, 7/01/17 - FGIC Insured

        2,075   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,        6/07 at 101.00        CCC+          2,090,542
                 American Airlines Inc., Series 1996A, 6.250%, 6/01/26
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,135   Total Transportation                                                                                      3,252,185
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 20.4% (13.5% OF TOTAL INVESTMENTS) (4)

        2,500   Baltimore County, Maryland, Consolidated General Obligation           8/12 at 100.00         AAA          2,612,550
                 Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                 (Pre-refunded 8/01/12)

        2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,           No Opt. Call         AAA          2,151,960
                 Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)

        2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water System              No Opt. Call         AAA          2,184,880
                 Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured (ETM)

                Frederick County, Maryland, Educational Facilities Revenue Bonds,
                Mount St. Mary's College, Series 2001A:
          200    5.750%, 9/01/25 (Pre-refunded 3/01/10)                               3/10 at 101.00    BBB- (4)            211,532
          200    5.800%, 9/01/30 (Pre-refunded 3/01/10)                               3/10 at 101.00    BBB- (4)            211,792

        3,000   Frederick County, Maryland, General Obligation Public Facilities      7/09 at 101.00         AAA          3,119,790
                 Bonds, Series 1999, 5.250%, 7/01/18 (Pre-refunded 7/01/09)

        2,550   Gaithersburg, Maryland, Hospital Facilities Revenue Refunding           No Opt. Call         AAA          2,735,513
                 and Improvement Bonds, Shady Grove Adventist Hospital,
                 Series 1995, 6.500%, 9/01/12 - FSA Insured (ETM)


                                       24

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$         575   Howard County, Maryland, Consolidated Public Improvement              2/12 at 100.00         AAA     $      610,455
                 Refunding Bonds, Series 2002A, 5.250%, 8/15/18
                 (Pre-refunded 2/15/12)

                Maryland Economic Development Corporation, Health and Mental
                Hygiene Providers Revenue Bonds, Series 1996A:
          905    7.625%, 4/01/21 (Pre-refunded 4/01/11)                               4/11 at 102.00     N/R (4)          1,021,483
          685    7.625%, 4/01/21 (Pre-refunded 4/01/11)                               4/11 at 102.00     N/R (4)            773,166

        2,250   Maryland Economic Development Corporation, Student Housing            6/09 at 102.00    Baa2 (4)          2,375,393
                 Revenue Bonds, Collegiate Housing Foundation - College Park,
                 Series 1999A, 5.750%, 6/01/24 (Pre-refunded 6/01/09)

        3,200   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call         AAA          3,466,240
                 Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 -
                 AMBAC Insured (ETM)

        3,125   Maryland Health and Higher Educational Facilities Authority,          7/07 at 100.00         Aaa          3,158,000
                 Revenue Bonds, Howard County General Hospital, Series 1993,
                 5.500%, 7/01/25 (ETM)

          760   Maryland Health and Higher Educational Facilities Authority,          7/10 at 101.00      A3 (4)            830,809
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2000, 6.750%, 7/01/30 (Pre-refunded 7/01/10)

          230   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call         AAA            258,718
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16 (ETM)

          925   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00         AAA            983,941
                 Series 2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) -
                 ACA Insured

        1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          1,063,950
                 Bonds, Series 2000A, 5.500%, 10/01/20

        1,000   Puerto Rico, Highway Revenue Bonds, Highway and Transportation        7/16 at 100.00         Aaa          1,120,140
                 Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)

          520   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            535,584
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00    BBB+ (4)          2,179,500
                 Loan Note, Series 1999A, 6.500%, 10/01/24
                 (Pre-refunded 10/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       29,625   Total U.S. Guaranteed                                                                                    31,605,396
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.0% (2.7% OF TOTAL INVESTMENTS)

        2,500   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          2,521,675
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/14 at 100.00         AAA          3,696,245
                 Series 2004PP, 5.000%, 7/01/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,000   Total Utilities                                                                                           6,217,920
------------------------------------------------------------------------------------------------------------------------------------


                                       25

NMY
Nuveen Maryland Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.4% (0.9% OF TOTAL INVESTMENTS)

$       1,045   Baltimore, Maryland, Revenue Refunding Bonds, Water System              No Opt. Call         AAA     $    1,138,799
                 Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured

          860   Maryland Water Quality Financing Administration, Revolving Loan         No Opt. Call         AAA            927,519
                 Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15

------------------------------------------------------------------------------------------------------------------------------------
        1,905   Total Water and Sewer                                                                                     2,066,318
------------------------------------------------------------------------------------------------------------------------------------
$     221,545   Total Investments (cost $226,265,245) - 150.8%                                                          233,686,765
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.8)%                                                                       (2,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      3,217,369
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.0)%                                                        (79,100,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 155,004,134
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NFM
Nuveen Maryland Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 3.7% (2.4% OF TOTAL INVESTMENTS)

$         205   Baltimore, Maryland, Pollution Control Revenue Bonds, General           No Opt. Call          B-     $      204,731
                 Motors Corporation, Series 1993, 5.350%, 4/01/08

        1,000   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue      9/16 at 100.00         AAA          1,069,050
                 Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured

          310   Baltimore, Maryland, Subordinate Lien Convention Center Hotel         9/16 at 100.00         Ba1            329,629
                 Revenue Bonds, Series 2006B, 5.875%, 9/01/39

          650   Maryland Economic Development Corporation, Revenue Bonds,            12/16 at 100.00         N/R            653,666
                 Chesapeake Bay Hyatt Conference Center, Series 2006A,
                 5.000%, 12/01/31

------------------------------------------------------------------------------------------------------------------------------------
        2,165   Total Consumer Discretionary                                                                              2,257,076
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.6% (1.7% OF TOTAL INVESTMENTS)

        1,500   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          1,569,750
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 13.8% (9.0% OF TOTAL INVESTMENTS)

          645   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            679,740
                 Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

          980   Maryland Economic Development Corporation, Utility Infrastructure     7/11 at 100.00         AAA          1,016,368
                 Revenue Bonds, University of Maryland - College Park,
                 Series 2001, 5.000%, 7/01/19 - AMBAC Insured

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00        BBB-          1,548,090
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School, Series 2001, 6.000%, 7/01/31

          500   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00         A-             520,295
                 Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

          625   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00        Baa1            647,188
                 Revenue Bonds, Maryland Institute College of Art, Series 2001,
                 5.500%, 6/01/32

          475   Maryland Industrial Development Financing Authority, Revenue          5/15 at 100.00         N/R            509,404
                 Bonds, Our Lady of Good Counsel High School, Series 2005A,
                 6.000%, 5/01/35

          615   Montgomery County Revenue Authority, Maryland, Lease Revenue          5/15 at 100.00          A1            647,613
                 Bonds, Montgomery College Arts Center Project, Series 2005A,
                 5.000%, 5/01/20

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System,
                Series 1999:
          215    5.375%, 2/01/19                                                      2/09 at 101.00        BBB-            220,123
          410    5.375%, 2/01/29                                                      2/09 at 101.00        BBB-            418,717

          500   University of Maryland, Auxiliary Facility and Tuition Revenue        4/13 at 100.00          AA            524,300
                 Bonds, Series 2003A, 5.000%, 4/01/19

          800   University of Maryland, Auxiliary Facility and Tuition Revenue       10/16 at 100.00          AA            851,176
                 Bonds, Series 2006A, 5.000%, 10/01/22

          900   Westminster, Maryland, Educational Facilities Revenue Bonds,         11/16 at 100.00        BBB+            874,233
                 McDaniel College, Series 2006, 4.500%, 11/01/36

------------------------------------------------------------------------------------------------------------------------------------
        8,165   Total Education and Civic Organizations                                                                   8,457,247
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 31.6% (20.7% OF TOTAL INVESTMENTS)

        1,325   Maryland Health and Higher Education Facilities Authority,            7/16 at 100.00           A          1,348,174
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2006, 5.000%, 7/01/36


                                       27

NFM
Nuveen Maryland Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA     $    1,021,090
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/28 - FSA Insured

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00          A2          1,013,200
                 Revenue Bonds, Calvert Memorial Hospital, Series 1998,
                 5.000%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,074,250
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 6.000%, 7/01/26

          750   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          AA            770,438
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

          710   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00        Baa1            723,774
                 Revenue Bonds, Doctors Community Hospital, Series 2007A,
                 5.000%, 7/01/29

          500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1            510,280
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+            657,742
                 Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34

        1,250   Maryland Health and Higher Educational Facilities Authority,          5/11 at 100.00        AA-           1,283,550
                 Revenue Bonds, Johns Hopkins Hospital, Series 2001,
                 5.000%, 5/15/21

        2,225   Maryland Health and Higher Educational Facilities Authority,          6/09 at 101.00          A+          2,300,717
                 Revenue Bonds, Kaiser Permanente System, Series 1998A,
                 5.375%, 7/01/15

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa3          1,039,450
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          585   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A            599,806
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34

          700   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00          A3            732,025
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00         A-           1,041,870
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

        2,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00           A          2,049,680
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2001, 5.250%, 7/01/28

        1,700   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         AAA          1,778,880
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 5.000%, 7/01/34 - MBIA Insured (UB)

          570   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00          A3            576,538
                 Revenue Refunding Bonds, Union Hospital of Cecil County,
                 Series 1998, 5.100%, 7/01/22

                Prince George's County, Maryland, Revenue Bonds, Dimensions
                Health Corporation, Series 1994:
          290    5.375%, 7/01/14                                                      7/07 at 100.00          B3            272,951
          700    5.300%, 7/01/24                                                      7/07 at 100.00          B3            610,729

------------------------------------------------------------------------------------------------------------------------------------
       18,955   Total Health Care                                                                                        19,405,144
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 18.9% (12.3% OF TOTAL INVESTMENTS)

          750   Baltimore County, Maryland, GNMA Collateralized Revenue              10/08 at 102.00         AAA            762,615
                 Refunding Bonds, Cross Creek Apartments, Series 1998A,
                 5.250%, 10/20/33

        2,000   Maryland Community Development Administration, Housing                7/08 at 101.00         Aa2          2,032,520
                 Revenue Bonds, Series 1998A, 5.625%, 1/01/40 (Alternative
                 Minimum Tax)

        1,000   Maryland Community Development Administration, Multifamily           12/11 at 100.00         Aaa          1,026,000
                 Housing Revenue Bonds, Princess Anne Apartments,
                 Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)

                Maryland Economic Development Corporation, Senior Lien Student
                Housing Revenue Bonds, University of Maryland - Baltimore,
                Series 2003A:
          215    4.250%, 10/01/10                                                       No Opt. Call          B2            206,682
           50    5.000%, 10/01/15                                                    10/13 at 100.00          B2             48,359
          210    5.625%, 10/01/23                                                    10/13 at 100.00          B2            209,315


                                       28

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,800   Maryland Economic Development Corporation, Student Housing            7/11 at 101.00           A     $    1,922,958
                 Revenue Bonds, Sheppard Pratt University Village, Series 2001,
                 6.000%, 7/01/33 - ACA Insured

          475   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00         AAA            497,971
                 Revenue Refunding Bonds, University of Maryland College Park
                 Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

          750   Montgomery County Housing Opportunities Commission,                   7/08 at 101.00         Aaa            760,283
                 Maryland, FNMA/FHA-Insured Multifamily Housing Development
                 Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission, Maryland,         7/10 at 100.00         Aaa          2,063,600
                 Multifamily Housing Development Bonds, Series 2000B,
                 6.200%, 7/01/30 (Alternative Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission,                   7/11 at 100.00         Aaa          2,049,000
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2001A, 5.600%, 7/01/42 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       11,250   Total Housing/Multifamily                                                                                11,579,303
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 6.5% (4.2% OF TOTAL INVESTMENTS)

          300   Maryland Community Development Administration, Department             9/15 at 100.00         Aa2            302,511
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)

        1,200   Maryland Community Development Administration, Department             3/16 at 100.00         Aa2          1,208,412
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006I, 4.875%, 9/01/26 (Mandatory put 3/01/22)
                 (Alternative Minimum Tax)

          815   Maryland Community Development Administration, Department             9/16 at 100.00         Aa2            817,649
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)

          500   Maryland Community Development Administration, Housing and            3/17 at 100.00         Aa2            496,430
                 Community Development Residential Revenue Bonds,
                 Series 2007D, 4.850%, 9/01/37 (WI/DD, Settling 6/20/07)
                 (Alternative Minimum Tax)

          500   Maryland Community Development Administration, Residential            9/10 at 100.00         Aa2            510,750
                 Revenue Bonds, Series 2001B, 5.450%, 9/01/32
                 (Alternative Minimum Tax)

          600   Maryland Community Development Administration, Residential            9/15 at 100.00         Aa2            600,570
                 Revenue Bonds, Series 2006B, 4.750%, 9/01/25
                 (Alternative Minimum Tax)

           20   Maryland Community Development Administration, Single Family         10/10 at 100.00         Aa2             20,070
                 Program Bonds, First Series 2001, 5.000%, 4/01/17

------------------------------------------------------------------------------------------------------------------------------------
        3,935   Total Housing/Single Family                                                                               3,956,392
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.3% (1.5% OF TOTAL INVESTMENTS)

          410   Maryland Economic Development Corporation, Solid Waste                4/12 at 101.00         BBB            406,864
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002,
                 4.600%, 4/01/16 (Alternative Minimum Tax)

        1,000   Northeast Maryland Waste Disposal Authority, Baltimore, Resource      1/09 at 101.00         BBB          1,007,690
                 Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998,
                 4.750%, 1/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,410   Total Industrials                                                                                         1,414,554
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.5% (2.3% OF TOTAL INVESTMENTS)

          650   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,         1/17 at 100.00        BBB+            658,119
                 Series 2007A, 5.000%, 1/01/37

          300   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         N/R            311,211
                 Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31

          720   Maryland Health and Higher Educational Facilities Authority,          1/17 at 100.00         N/R            739,613
                 Revenue Bonds, King Farm Presbyterian Community,
                 Series 2007A, 5.250%, 1/01/27

          440   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00        BBB+            435,354
                 Revenue Bonds, Mercy Ridge Retirement Community,
                 Series 2007, 4.750%, 7/01/34

------------------------------------------------------------------------------------------------------------------------------------
        2,110   Total Long-Term Care                                                                                      2,144,297
------------------------------------------------------------------------------------------------------------------------------------

                                       29

NFM
Nuveen Maryland Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 24.7% (16.2% OF TOTAL INVESTMENTS)

                Anne Arundel County, Maryland, General Obligation Bonds, Series 2006:
$         730    5.000%, 3/01/21                                                      3/16 at 100.00         AAA     $      778,129
          565    5.000%, 3/01/21                                                      3/16 at 100.00         AAA            602,250

        3,500   Baltimore County, Maryland, Metropolitan District Special             6/11 at 101.00         AAA          3,635,691
                 Assessment Bonds, 67th Issue, 5.000%, 6/01/27

          300   Carroll County, Maryland, Consolidated Public Improvement Bonds,     12/15 at 100.00          AA            323,613
                 Series 2005A, 5.000%, 12/01/16

          500   Frederick County, Maryland, General Obligation Public Facilities        No Opt. Call          AA            547,420
                 Bonds, Series 2006, 5.000%, 11/01/20

                Frederick, Maryland, General Obligation Bonds, Series 2005:
          600    5.000%, 8/01/16 - MBIA Insured                                       8/15 at 100.00         AAA            643,710
          500    5.000%, 8/01/17 - MBIA Insured                                       8/15 at 100.00         AAA            537,185

        1,360   Howard County, Maryland, Consolidated Public Improvement              2/09 at 101.00         AAA          1,386,357
                 Bonds, Series 2001A, 4.750%, 2/15/21

        1,000   Maryland National Capital Park Planning Commission,                   1/14 at 100.00         AA+          1,059,420
                 Prince George's County, General Obligation Bonds, Park
                 Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17

        1,360   Montgomery County, Maryland, Consolidated General Obligation            No Opt. Call         AAA          1,472,567
                 Public Improvement Bonds, Series 2006, 5.000%, 5/01/16

          740   Ocean City, Maryland, General Obligation Bonds, Series 2001,          3/11 at 101.00         AAA            770,118
                 4.875%, 3/01/19 - FGIC Insured

        1,500   Prince George's County, Maryland, General Obligation Consolidated    12/11 at 101.00         AAA          1,595,760
                 Public Improvement Bonds, Series 2001, 5.250%, 12/01/20 -
                 FGIC Insured

        1,000   Prince George's County, Maryland, General Obligation Consolidated    10/13 at 100.00         AA+          1,052,550
                 Public Improvement Bonds, Series 2003A, 5.000%, 10/01/17

          700   Washington Suburban Sanitary District, Montgomery and                 6/15 at 100.00         AAA            752,829
                 Prince George's Counties, Maryland, Sewerage Disposal Bonds,
                 Series 2005, 5.000%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
       14,355   Total Tax Obligation/General                                                                             15,157,599
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 18.0% (11.7% OF TOTAL INVESTMENTS)

          625   Annapolis, Maryland, Special Obligation Bonds, Park Place             1/15 at 101.00         N/R            642,063
                 Project, Series 2005A, 5.350%, 7/01/34

          535   Anne Arundel County, Maryland, Tax Increment Financing                  No Opt. Call         N/R            538,675
                 Revenue Bonds, Parole Town Center Project, Series 2002,
                 5.000%, 7/01/12

          500   Baltimore Board of School Commissioners, Maryland, Revenue            5/13 at 100.00         AA+            525,960
                 Bonds, City Public School System, Series 2003A,
                 5.000%, 5/01/18

          500   Baltimore, Maryland, Project Revenue Bonds, Series 2006,              7/16 at 100.00         AAA            527,035
                 5.000%, 7/01/31 - AMBAC Insured

          350   Hyattsville, Maryland, Special Obligation Bonds, University Town      7/14 at 102.00         N/R            369,614
                 Center Project, Series 2004, 5.750%, 7/01/34

        1,500   Maryland Department of Transportation, Consolidated Transportation      No Opt. Call         AAA          1,669,500
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,405   Maryland Economic Development Corporation, Lease Revenue              6/12 at 100.50         AA+          1,500,484
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

          370   Maryland Economic Development Corporation, Lease Revenue              9/12 at 100.00         AA+            390,002
                 Bonds, Montgomery County Town Square Parking Garage,
                 Series 2002A, 5.000%, 9/15/13

          740   Prince George's County, Maryland, Lease Revenue Bonds, Upper          6/13 at 100.00         AAA            783,475
                 Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 -
                 MBIA Insured

          270   Prince George's County, Maryland, Special Obligation Bonds,           7/15 at 100.00         N/R            275,252
                 National Harbor Project, Series 2005, 5.200%, 7/01/34

          450   Prince George's County, Maryland, Special Tax District Bonds,         7/13 at 100.00         N/R            456,642
                 Victoria Falls Project, Series 2005, 5.250%, 7/01/35

        1,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,134,270
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured


                                       30

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         700   Puerto Rico, Highway Revenue Bonds, Highway and Transportation          No Opt. Call         AAA     $      792,981
                 Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured

        1,290   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00        BBB+          1,392,374
                 Loan Note, Series 1999A, 6.375%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
       10,235   Total Tax Obligation/Limited                                                                             10,998,327
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 1.1% (0.7% OF TOTAL INVESTMENTS)

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00         AAA            668,077
                 Parking Facilities Revenue Bonds, Johns Hopkins Hospital,
                 Series 2001, 5.000%, 7/01/27 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 24.2% (15.8% OF TOTAL INVESTMENTS) (4)

                Anne Arundel County, Maryland, Various Purpose General
                Obligation Bonds, Series 2001:
          580    4.800%, 2/15/18 (Pre-refunded 2/15/11)                               2/11 at 101.00         AAA            604,986
          500    5.000%, 2/15/28 (Pre-refunded 2/15/11)                               2/11 at 101.00         AAA            524,965

        1,015   Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,           No Opt. Call         AAA          1,092,120
                 Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)

                Frederick County, Maryland, Educational Facilities Revenue Bonds,
                Mount St. Mary's College, Series 2001A:
          465    5.700%, 9/01/20 (Pre-refunded 3/01/10)                               3/10 at 101.00    BBB- (4)            491,212
          500    5.750%, 9/01/25 (Pre-refunded 3/01/10)                               3/10 at 101.00    BBB- (4)            528,830

          500   Maryland Health and Higher Educational Facilities Authority,          4/11 at 101.00     N/R (4)            549,590
                 Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                 Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)

          835   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call         AAA            939,258
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16 (ETM)

          430   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00         AAA            457,400
                 Series 2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) -
                 ACA Insured

        2,300   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          2,447,821
                 Bonds, Series 2000A, 5.500%, 10/01/32

        1,700   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          1,808,154
                 Bonds, Series 2000A, 5.500%, 10/01/40

        1,300   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,338,961
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

                Washington Suburban Sanitary District, Montgomery and
                Prince George's Counties, Maryland, General Obligation
                Construction Bonds, Series 2001:
          895    5.000%, 6/01/22 (Pre-refunded 6/01/11)                               6/11 at 100.00         AAA            934,675
          935    5.000%, 6/01/23 (Pre-refunded 6/01/11)                               6/11 at 100.00         AAA            976,449
          985    5.000%, 6/01/24 (Pre-refunded 6/01/11)                               6/11 at 100.00         AAA          1,028,665
        1,035    5.000%, 6/01/25 (Pre-refunded 6/01/11)                               6/11 at 100.00         AAA          1,080,882

------------------------------------------------------------------------------------------------------------------------------------
       13,975   Total U.S. Guaranteed                                                                                    14,803,968
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 1.6% (1.1% OF TOTAL INVESTMENTS)

        1,000   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          1,008,670
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       31

NFM
Nuveen Maryland Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 0.6% (0.4% OF TOTAL INVESTMENTS)

$         355   Maryland Water Quality Financing Administration, Revolving Loan         No Opt. Call         AAA     $      382,871
                 Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15

------------------------------------------------------------------------------------------------------------------------------------
$      90,060   Total Investments (cost $91,193,616) - 153.1%                                                            93,803,275
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.8)%                                                                       (1,133,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                        591,154
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.2)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   61,261,429
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2007:
                                   FUND                                          FIXED RATE                              UNREALIZED
                NOTIONAL    PAY/RECEIVE       FLOATING RATE    FIXED RATE           PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY      AMOUNT  FLOATING RATE               INDEX   (ANNUALIZED)        FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan      $1,250,000            Pay   3 Month USD-LIBOR         5.388%    Semi-Annually    4/25/08       4/25/35       $(39,197)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NZR
Nuveen Maryland Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 4.0% (2.6% OF TOTAL INVESTMENTS)

$         190   Baltimore, Maryland, Pollution Control Revenue Bonds, General           No Opt. Call          B-     $      189,751
                 Motors Corporation, Series 1993, 5.350%, 4/01/08

        1,200   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue      9/16 at 100.00         AAA          1,282,860
                 Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured

          310   Baltimore, Maryland, Subordinate Lien Convention Center Hotel         9/16 at 100.00         Ba1            329,629
                 Revenue Bonds, Series 2006B, 5.875%, 9/01/39

          650   Maryland Economic Development Corporation, Revenue Bonds,            12/16 at 100.00         N/R            653,666
                 Chesapeake Bay Hyatt Conference Center, Series 2006A,
                 5.000%, 12/01/31

------------------------------------------------------------------------------------------------------------------------------------
        2,350   Total Consumer Discretionary                                                                              2,455,906
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.6% (1.7% OF TOTAL INVESTMENTS)

          755   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            790,108
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

          800   Tobacco Settlement Financing Corporation, Virgin Islands,             5/11 at 100.00        Baa3            812,016
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 5.000%, 5/15/31

------------------------------------------------------------------------------------------------------------------------------------
        1,555   Total Consumer Staples                                                                                    1,602,124
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 17.7% (11.6% OF TOTAL INVESTMENTS)

        1,100   Anne Arundel County, Maryland, Economic Development Revenue           9/12 at 102.00          A3          1,147,927
                 Bonds, Community College Project, Series 2002, 5.125%, 9/01/22

          500   Frederick County, Maryland, Educational Facilities Revenue Bonds,     9/16 at 100.00        BBB-            532,015
                 Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38

          645   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            679,740
                 Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

          250   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102.00        BBB-            258,015
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School, Series 2001, 6.000%, 7/01/31

          415   Maryland Health and Higher Educational Facilities Authority,          1/11 at 101.00         AAA            434,613
                 Revenue Bonds, Bullis School, Series 2000, 5.250%, 7/01/30 -
                 FSA Insured

          500   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A-            520,295
                 Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

        1,250   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00        Baa1          1,294,375
                 Revenue Bonds, Maryland Institute College of Art, Series 2001,
                 5.500%, 6/01/32

          500   Maryland Industrial Development Financing Authority, Revenue          5/15 at 100.00         N/R            536,215
                 Bonds, Our Lady of Good Counsel High School, Series 2005A,
                 6.000%, 5/01/35

          590   Montgomery County Revenue Authority, Maryland, Lease Revenue          5/15 at 100.00          A1            624,834
                 Bonds, Montgomery College Arts Center Project, Series 2005A,
                 5.000%, 5/01/18

          500   Morgan State University, Maryland, Student Tuition and Fee            7/12 at 100.00         AAA            521,595
                 Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2001, 4.900%, 7/01/21 - FGIC Insured

          500   Morgan State University, Maryland, Student Tuition and Fee            7/13 at 100.00         AAA            524,130
                 Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2003A, 5.000%, 7/01/20 - FGIC Insured

        1,140   University of Maryland, Auxiliary Facility and Tuition Revenue        4/11 at 100.00          AA          1,154,877
                 Bonds, Series 2001B, 4.500%, 4/01/19


                                       33

NZR
Nuveen Maryland Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       1,000   University of Maryland, Auxiliary Facility and Tuition Revenue        4/13 at 100.00          AA     $    1,048,600
                 Bonds, Series 2003A, 5.000%, 4/01/19

          650   University of Maryland, Auxiliary Facility and Tuition Revenue       10/16 at 100.00          AA            691,581
                 Bonds, Series 2006A, 5.000%, 10/01/22

          950   Westminster, Maryland, Educational Facilities Revenue Bonds,         11/16 at 100.00        BBB+            987,582
                 McDaniel College, Series 2006, 5.000%, 11/01/31

------------------------------------------------------------------------------------------------------------------------------------
       10,490   Total Education and Civic Organizations                                                                  10,956,394
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 25.5% (16.8% OF TOTAL INVESTMENTS)

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA          1,021,090
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/33 - FSA Insured

          775   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A2            826,127
                 Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                 5.500%, 7/01/36

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,074,250
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 6.000%, 7/01/26

          750   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          AA            770,438
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

          715   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00        Baa1            728,871
                 Revenue Bonds, Doctors Community Hospital, Series 2007A,
                 5.000%, 7/01/29

          500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1            510,280
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+            657,742
                 Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa3          1,039,450
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          525   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A            538,288
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34

          700   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00          A3            732,025
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        1,500   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A-          1,562,805
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

        2,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00           A          2,049,679
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2001, 5.250%, 7/01/28

        1,700   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         AAA          1,778,880
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 5.000%, 7/01/34 - MBIA Insured (UB)

        1,610   Montgomery County, Maryland, Economic Development Revenue            12/11 at 100.00         Aa2          1,664,160
                 Bonds, Trinity Healthcare Group, Series 2001, 5.125%, 12/01/22

                Prince George's County, Maryland, Revenue Bonds, Dimensions
                Health Corporation, Series 1994:
          300    5.375%, 7/01/14                                                      7/07 at 100.00          B3            282,363
          700    5.300%, 7/01/24                                                      7/07 at 100.00          B3            610,729

------------------------------------------------------------------------------------------------------------------------------------
       15,425   Total Health Care                                                                                        15,847,177
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 9.5% (6.3% OF TOTAL INVESTMENTS)

           10   Maryland Community Development Administration, Insured                5/11 at 100.00         Aa2             10,173
                 Multifamily Housing Mortgage Loan Revenue Bonds,
                 Series 2001A, 5.100%, 5/15/28

        3,145   Maryland Community Development Administration, Multifamily           12/11 at 100.00         Aaa          3,226,769
                 Development Revenue Bonds, Waters Towers Senior Apartments,
                 Series 2001F, 5.450%, 12/15/33 (Alternative Minimum Tax)

        1,110   Maryland Community Development Administration, Multifamily           12/11 at 100.00         Aaa          1,138,860
                 Housing Revenue Bonds, Princess Anne Apartments,
                 Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)


                                       34

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,000   Maryland Economic Development Corporation, Senior Lien Student       10/13 at 100.00          B2     $      996,740
                 Housing Revenue Bonds, University of Maryland - Baltimore,
                 Series 2003A, 5.625%, 10/01/23

          520   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00         AAA            545,147
                 Revenue Refunding Bonds, University of Maryland College Park
                 Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,785   Total Housing/Multifamily                                                                                 5,917,689
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 6.6% (4.3% OF TOTAL INVESTMENTS)

          300   Maryland Community Development Administration, Department             9/15 at 100.00         Aa2            302,511
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)

        1,000   Maryland Community Development Administration, Department             3/16 at 100.00         Aa2          1,007,010
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006I, 4.875%, 9/01/26 (Mandatory put 3/01/22)
                 (Alternative Minimum Tax)

          815   Maryland Community Development Administration, Department             9/16 at 100.00         Aa2            817,649
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)

          500   Maryland Community Development Administration, Housing and            3/17 at 100.00         Aa2            496,430
                 Community Development Residential Revenue Bonds,
                 Series 2007D, 4.850%, 9/01/37 (WI/DD, Settling 6/20/07)
                 (Alternative Minimum Tax)

          850   Maryland Community Development Administration, Residential            9/10 at 100.00         Aa2            862,801
                 Revenue Bonds, Series 2001H, 5.350%, 9/01/32 (Alternative
                 Minimum Tax)

          600   Maryland Community Development Administration, Residential            9/15 at 100.00         Aa2            600,570
                 Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,065   Total Housing/Single Family                                                                               4,086,971
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.5% (1.7% OF TOTAL INVESTMENTS)

          410   Maryland Economic Development Corporation, Solid Waste                4/12 at 101.00         BBB            406,864
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002,
                 4.600%, 4/01/16 (Alternative Minimum Tax)

        1,150   Northeast Maryland Waste Disposal Authority, Baltimore, Resource      1/09 at 101.00         BBB          1,158,844
                 Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998,
                 4.750%, 1/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,560   Total Industrials                                                                                         1,565,708
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.5% (2.3% OF TOTAL INVESTMENTS)

          650   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,         1/17 at 100.00        BBB+            658,119
                 Series 2007A, 5.000%, 1/01/37

          300   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         N/R            311,211
                 Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
          500    5.000%, 1/01/17                                                        No Opt. Call         N/R            511,445
          220    5.250%, 1/01/27                                                      1/17 at 100.00         N/R            225,993

          435   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00        BBB+            430,406
                 Revenue Bonds, Mercy Ridge Retirement Community,
                 Series 2007, 4.750%, 7/01/34

------------------------------------------------------------------------------------------------------------------------------------
        2,105   Total Long-Term Care                                                                                      2,137,174
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 35.8% (23.6% OF TOTAL INVESTMENTS)

          750   Anne Arundel County, Maryland, General Obligation Bonds,              8/09 at 101.00         AAA            760,455
                 Consolidated Water and Sewerage, Series 1999, 4.500%, 8/01/19

                Anne Arundel County, Maryland, General Obligation Bonds, Series 2006:
          845    5.000%, 3/01/21                                                      3/16 at 100.00         AAA            900,711
          650    5.000%, 3/01/21                                                      3/16 at 100.00         AAA            692,855

          750   Baltimore, Maryland, General Obligation Consolidated Public          10/14 at 100.00         AAA            792,248
                 Improvement Bonds, Series 2004A, 5.000%, 10/15/22 -
                 AMBAC Insured


                                       35

NZR
Nuveen Maryland Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         300   Carroll County, Maryland, Consolidated Public Improvement Bonds,     12/15 at 100.00          AA     $      323,613
                 Series 2005A, 5.000%, 12/01/16

                Cecil County, Maryland, Consolidated General Obligation Public
                Improvement Bonds, Series 2001B:
          975    4.600%, 8/01/18                                                      8/11 at 101.00         AA-          1,003,002
        1,020    4.600%, 8/01/19                                                      8/11 at 101.00         AA-          1,045,867

          750   Frederick County, Maryland, General Obligation Public Facilities        No Opt. Call          AA            821,130
                 Bonds, Series 2006, 5.000%, 11/01/20

          200   Frederick County, Maryland, Special Obligation Bonds, Villages of     7/10 at 102.00          AA            212,552
                 Lake Linganore Community Development Authority, Series 2001A,
                 5.700%, 7/01/29 - RAAI Insured

                Frederick, Maryland, General Obligation Bonds, Series 2005:
          600    5.000%, 8/01/16 - MBIA Insured                                       8/15 at 100.00         AAA            643,710
          500    5.000%, 8/01/17 - MBIA Insured                                       8/15 at 100.00         AAA            537,185

          510   Frederick, Maryland, General Obligation Refunding and                12/11 at 101.00         AA-            530,456
                 Improvement Bonds, Series 2001, 4.750%, 12/01/19

        1,000   Howard County, Maryland, Consolidated Public Improvement              2/14 at 100.00         AAA          1,064,480
                 Bonds, Series 2004B, 5.000%, 8/15/16

        1,000   Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/17      8/15 at 100.00         AAA          1,074,370

        4,730   Montgomery County, Maryland, Consolidated General Obligation         10/11 at 101.00         AAA          5,011,384
                 Public Improvement Refunding Bonds, Series 2001,
                 5.250%, 10/01/18

                Prince George's County, Maryland, General Obligation
                Consolidated Public Improvement Bonds, Series 2001:
        1,000    5.250%, 12/01/20 - FGIC Insured                                     12/11 at 101.00         AAA          1,063,840
        2,820    5.250%, 12/01/21 - FGIC Insured                                     12/11 at 101.00         AAA          2,992,245

          770   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         AAA            798,128
                 Series 2001, 5.000%, 7/01/24 - FSA Insured

          800   Washington Suburban Sanitary District, Montgomery and                 6/15 at 100.00         AAA            860,376
                 Prince George's Counties, Maryland, Sewerage Disposal Bonds,
                 Series 2005, 5.000%, 6/01/16

        1,000   Washington Suburban Sanitary District, Montgomery and                 6/15 at 100.00         AAA          1,075,470
                 Prince George's Counties, Maryland, Water Supply Bonds,
                 Series 2005, 5.000%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
       20,970   Total Tax Obligation/General                                                                             22,204,077
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 18.6% (12.3% OF TOTAL INVESTMENTS)

          625   Annapolis, Maryland, Special Obligation Bonds, Park Place Project,    1/15 at 101.00         N/R            642,063
                 Series 2005A, 5.350%, 7/01/34

          535   Anne Arundel County, Maryland, Tax Increment Financing Revenue          No Opt. Call         N/R            538,675
                 Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12

          530   Baltimore Board of School Commissioners, Maryland, Revenue            5/13 at 100.00         AA+            559,950
                 Bonds, City Public School System, Series 2003A, 5.000%, 5/01/15

                Baltimore County, Maryland, Certificates of Participation, Health
                and Social Services Building Project, Series 2001:
        1,580    5.000%, 8/01/20                                                      8/11 at 101.00         AA+          1,640,751
        1,660    5.000%, 8/01/21                                                      8/11 at 101.00         AA+          1,721,885

          500   Baltimore, Maryland, Project Revenue Bonds, Series 2006,              7/16 at 100.00         AAA            527,035
                 5.000%, 7/01/31 - AMBAC Insured

          350   Hyattsville, Maryland, Special Obligation Bonds, University Town      7/14 at 102.00         N/R            369,614
                 Center Project, Series 2004, 5.750%, 7/01/34

        1,000   Maryland Department of Transportation, Consolidated Transportation      No Opt. Call         AAA          1,113,000
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,405   Maryland Economic Development Corporation, Lease Revenue              6/12 at 100.50         AA+          1,500,484
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

        1,000   Montgomery County, Maryland, Special Obligation Bonds,                7/12 at 101.00          AA          1,060,410
                 West Germantown Development District, Senior Series 2002A,
                 5.500%, 7/01/27 - RAAI Insured


                                       36

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         270   Prince George's County, Maryland, Special Obligation Bonds,           7/15 at 100.00         N/R     $      275,252
                 National Harbor Project, Series 2005, 5.200%, 7/01/34

          475   Prince George's County, Maryland, Special Tax District Bonds,         7/13 at 100.00         N/R            482,011
                 Victoria Falls Project, Series 2005, 5.250%, 7/01/35

        1,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,134,270
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,930   Total Tax Obligation/Limited                                                                             11,565,400
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 2.7% (1.8% OF TOTAL INVESTMENTS)

                Maryland Health and Higher Educational Facilities Authority,
                Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series
                2001:
          650    5.000%, 7/01/27 - AMBAC Insured                                      7/11 at 100.00         AAA            668,077
        1,000    5.000%, 7/01/34 - AMBAC Insured                                      7/11 at 100.00         AAA          1,027,810

------------------------------------------------------------------------------------------------------------------------------------
        1,650   Total Transportation                                                                                      1,695,887
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 18.7% (12.4% OF TOTAL INVESTMENTS) (4)

        1,500   Baltimore County, Maryland, Consolidated General Obligation           8/12 at 100.00         AAA          1,567,530
                 Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                 (Pre-refunded 8/01/12)

                Frederick County, Maryland, Educational Facilities Revenue Bonds,
                Mount St. Mary's College, Series 2001A:
          100    5.750%, 9/01/25 (Pre-refunded 3/01/10)                               3/10 at 101.00    BBB- (4)            105,766
          100    5.800%, 9/01/30 (Pre-refunded 3/01/10)                               3/10 at 101.00    BBB- (4)            105,896

        1,500   Frederick County, Maryland, General Obligation Public Facilities     12/10 at 101.00         AAA          1,582,635
                 Bonds, Series 2000, 5.200%, 12/01/19 (Pre-refunded 12/01/10)

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                Series 2001A:
           31    6.750%, 4/01/20 (Pre-refunded 4/01/09)                               4/09 at 100.00     N/R (4)             32,300
           25    6.750%, 4/01/23 (Pre-refunded 4/01/11)                               4/11 at 101.00     N/R (4)             27,480

        1,260   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call         AAA          1,335,310
                 Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 -
                 AMBAC Insured (ETM)

        1,175   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call         AAA          1,321,711
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16 (ETM)

        3,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          3,190,859
                 Bonds, Series 2000A, 5.500%, 10/01/40

        1,230   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         AAA          1,286,014
                 Series 2001, 5.000%, 7/01/24 (Pre-refunded 7/01/11) -
                 FSA Insured

        1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,065,650
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded 7/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       10,921   Total U.S. Guaranteed                                                                                    11,621,151
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 3.3% (2.2% OF TOTAL INVESTMENTS)

        1,000   Guam Power Authority, Revenue Bonds, Series 1999A,                   10/09 at 101.00         AAA          1,035,740
                 5.250%, 10/01/34 - MBIA Insured

        1,000   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          1,008,670
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Utilities                                                                                           2,044,410
------------------------------------------------------------------------------------------------------------------------------------

                                       37

NZR
Nuveen Maryland Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 0.6% (0.4% OF TOTAL INVESTMENTS)

$         355   Maryland Water Quality Financing Administration, Revolving              No Opt. Call         AAA     $      382,871
                 Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15

------------------------------------------------------------------------------------------------------------------------------------
$      90,161   Total Investments (cost $91,526,983) - 151.6%                                                            94,082,939
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.8)%                                                                       (1,133,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      1,114,466
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.6)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  62,064,405
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NWI
Nuveen Maryland Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS

                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 3.1% (2.1% OF TOTAL INVESTMENTS)

$         220   Baltimore, Maryland, Pollution Control Revenue Bonds, General           No Opt. Call          B-     $      219,712
                 Motors Corporation, Series 1993, 5.350%, 4/01/08

        1,000   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue      9/16 at 100.00         AAA          1,069,050
                 Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured

          380   Baltimore, Maryland, Subordinate Lien Convention Center Hotel         9/16 at 100.00         Ba1            404,062
                 Revenue Bonds, Series 2006B, 5.875%, 9/01/39

          700   Maryland Economic Development Corporation, Revenue Bonds,            12/16 at 100.00         N/R            703,948
                 Chesapeake Bay Hyatt Conference Center, Series 2006A,
                 5.000%, 12/01/31

------------------------------------------------------------------------------------------------------------------------------------
        2,300   Total Consumer Discretionary                                                                              2,396,772
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 3.5% (2.4% OF TOTAL INVESTMENTS)

        2,620   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          2,741,830
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 12.7% (8.5% OF TOTAL INVESTMENTS)

          225   Anne Arundel County, Maryland, Economic Development Revenue           9/12 at 102.00          A3            234,803
                 Bonds, Community College Project, Series 2002, 5.125%, 9/01/22

          625   Frederick County, Maryland, Educational Facilities Revenue Bonds,     9/16 at 100.00        BBB-            665,019
                 Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38

          690   Hartford County, Maryland, Economic Development Revenue               4/14 at 100.00          A+            727,163
                 Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

          625   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A-            650,369
                 Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          AA          1,033,930
                 Revenue Bonds, Johns Hopkins University, Series 2002A,
                 5.000%, 7/01/32

          625   Maryland Industrial Development Financing Authority, Revenue          5/15 at 100.00         N/R            670,269
                 Bonds, Our Lady of Good Counsel High School, Series 2005A,
                 6.000%, 5/01/35

          710   Montgomery County Revenue Authority, Maryland, Lease Revenue          5/15 at 100.00          A1            751,918
                 Bonds, Montgomery College Arts Center Project, Series 2005A,
                 5.000%, 5/01/18

        1,000   Morgan State University, Maryland, Student Tuition and Fee            7/13 at 100.00         AAA          1,042,250
                 Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2003A, 5.000%, 7/01/32 - FGIC Insured

          985   University of Maryland, Auxiliary Facility and Tuition Revenue        4/11 at 100.00          AA            999,450
                 Bonds, Series 2001B, 4.625%, 4/01/21

        1,000   University of Maryland, Auxiliary Facility and Tuition Revenue        4/13 at 100.00          AA          1,048,600
                 Bonds, Series 2003A, 5.000%, 4/01/19

          800   University of Maryland, Auxiliary Facility and Tuition Revenue       10/16 at 100.00          AA            851,176
                 Bonds, Series 2006A, 5.000%, 10/01/22

        1,150   Westminster, Maryland, Educational Facilities Revenue Bonds,         11/16 at 100.00        BBB+          1,195,494
                 McDaniel College, Series 2006, 5.000%, 11/01/31

------------------------------------------------------------------------------------------------------------------------------------
        9,435   Total Education and Civic Organizations                                                                   9,870,441
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 22.8% (15.2% OF TOTAL INVESTMENTS)

          700   Maryland Health and Higher Education Facilities Authority,            7/16 at 100.00           A            714,315
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2006, 5.000%, 7/01/31


                                       39

NWI
Nuveen Maryland Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 101.00         AAA     $    1,021,090
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/33 - FSA Insured

          775   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A2            826,127
                 Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                 5.500%, 7/01/36

        1,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1          1,328,475
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 5.800%, 7/01/32

          870   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          AA            893,708
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

          885   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00        Baa1            902,169
                 Revenue Bonds, Doctors Community Hospital, Series 2007A,
                 5.000%, 7/01/29

          700   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00        Baa1            714,392
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

          800   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A+            809,528
                 Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34

        1,000   Maryland Health and Higher Educational Facilities Authority,          5/11 at 100.00         AA-          1,026,840
                 Revenue Bonds, Johns Hopkins Hospital, Series 2001,
                 5.000%, 5/15/21

        1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00        Baa3          1,039,450
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          725   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A            743,350
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34

          900   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00          A3            941,175
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

          650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00          A-            677,216
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

        1,845   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          A3          1,945,589
                 Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                 5.625%, 7/01/32

        2,100   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         AAA          2,197,440
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 5.000%, 7/01/34 - MBIA Insured (UB)

          775   Maryland Health and Higher Educational Facilities Authority,          1/13 at 101.00        Baa2            820,694
                 Revenue Refunding Bonds, Adventist Healthcare, Series 2003A,
                 5.750%, 1/01/25

                Prince George's County, Maryland, Revenue Bonds, Dimensions
                Health Corporation, Series 1994:
          350    5.375%, 7/01/14                                                      7/07 at 100.00          B3            329,424
          900    5.300%, 7/01/24                                                      7/07 at 100.00          B3            785,223

------------------------------------------------------------------------------------------------------------------------------------
       17,225   Total Health Care                                                                                        17,716,205
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 14.7% (9.8% OF TOTAL INVESTMENTS)

          980   Maryland Community Development Administration, Housing                7/12 at 100.00         Aa2            981,921
                 Revenue Bonds, Series 2002B, 4.950%, 7/01/32 (Alternative
                 Minimum Tax)

        1,250   Maryland Economic Development Corporation, Senior Lien Student       10/13 at 100.00          B2          1,245,925
                 Housing Revenue Bonds, University of Maryland - Baltimore,
                 Series 2003A, 5.625%, 10/01/23

                Maryland Economic Development Corporation, Student Housing
                Revenue Bonds, Sheppard Pratt University Village, Series 2001:
           20    5.875%, 7/01/21 - ACA Insured                                        7/11 at 101.00           A             21,297
          150    6.000%, 7/01/33 - ACA Insured                                        7/11 at 101.00           A            160,247

          475   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00         AAA            497,971
                 Revenue Refunding Bonds, University of Maryland College Park
                 Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

                Montgomery County Housing Opportunities Commission, Maryland,
                Multifamily Housing Development Bonds, Series 2002B:
          515    5.100%, 7/01/33 (Alternative Minimum Tax)                            7/12 at 100.00         Aaa            520,603
        3,000    5.200%, 7/01/44 (Alternative Minimum Tax)                            7/12 at 100.00         Aaa          3,041,550


                                       40

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       4,860   Prince George's County Housing Authority, Maryland,                  11/12 at 100.00         AAA     $    4,940,772
                 GNMA Collateralized Mortgage Revenue Bonds, Fairview and
                 Hillside Projects, Series 2002A, 4.700%, 11/20/22

------------------------------------------------------------------------------------------------------------------------------------
       11,250   Total Housing/Multifamily                                                                                11,410,286
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.2% (2.8% OF TOTAL INVESTMENTS)

          595   Maryland Community Development Administration, Department             9/15 at 100.00         Aa2            599,980
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)

        1,200   Maryland Community Development Administration, Department             3/16 at 100.00         Aa2          1,208,412
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006I, 4.875%, 9/01/26 (Mandatory put 3/01/22)
                 (Alternative Minimum Tax)

          815   Maryland Community Development Administration, Department             9/16 at 100.00         Aa2            817,649
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)

          620   Maryland Community Development Administration, Housing and            3/17 at 100.00         Aa2            615,573
                 Community Development Residential Revenue Bonds,
                 Series 2007D, 4.850%, 9/01/37 (WI/DD, Settling 6/20/07)
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,230   Total Housing/Single Family                                                                               3,241,614
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.0% (1.3% OF TOTAL INVESTMENTS)

          510   Maryland Economic Development Corporation, Solid Waste                4/12 at 101.00         BBB            506,099
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002,
                 4.600%, 4/01/16 (Alternative Minimum Tax)

        1,000   Northeast Maryland Waste Disposal Authority, Baltimore,               1/09 at 101.00         BBB          1,007,690
                 Resource Recovery Revenue Bonds, RESCO Retrofit Project,
                 Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,510   Total Industrials                                                                                         1,513,789
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.3% (2.2% OF TOTAL INVESTMENTS)

          790   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,         1/17 at 100.00        BBB+            799,867
                 Series 2007A, 5.000%, 1/01/37

          400   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         N/R            414,948
                 Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
          280    5.000%, 1/01/17                                                        No Opt. Call         N/R            286,409
          520    5.250%, 1/01/27                                                      1/17 at 100.00         N/R            534,165

          540   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00        BBB+            534,298
                 Revenue Bonds, Mercy Ridge Retirement Community,
                 Series 2007, 4.750%, 7/01/34

------------------------------------------------------------------------------------------------------------------------------------
        2,530   Total Long-Term Care                                                                                      2,569,687
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 22.0% (14.7% OF TOTAL INVESTMENTS)

        1,000   Annapolis, Maryland, General Obligation Public Improvement            4/12 at 101.00          AA          1,021,580
                 Refunding Bonds, Series 2002, 4.375%, 4/01/17

                Anne Arundel County, Maryland, General Obligation Bonds,
                Series 2006:
          845    5.000%, 3/01/21                                                      3/16 at 100.00         AAA            900,711
          650    5.000%, 3/01/21                                                      3/16 at 100.00         AAA            692,855

          380   Carroll County, Maryland, Consolidated Public Improvement Bonds,     12/15 at 100.00          AA            409,910
                 Series 2005A, 5.000%, 12/01/16

        1,260   Charles County, Maryland, Consolidated General Obligation Public      1/12 at 101.00          AA          1,294,486
                 Improvement Bonds, Series 2002, 4.400%, 1/15/16

          500   Frederick County, Maryland, General Obligation Public Facilities        No Opt. Call          AA            547,420
                 Bonds, Series 2006, 5.000%, 11/01/20

          245   Frederick County, Maryland, Special Obligation Bonds, Villages of     7/10 at 102.00          AA            260,188
                 Lake Linganore Community Development Authority, Series 2001A,
                 5.600%, 7/01/20 - RAAI Insured


                                       41

NWI
Nuveen Maryland Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Frederick, Maryland, General Obligation Bonds, Series 2005:
$         710    5.000%, 8/01/16 - MBIA Insured                                       8/15 at 100.00         AAA     $      761,724
          535    5.000%, 8/01/17 - MBIA Insured                                       8/15 at 100.00         AAA            574,788

        1,000   Maryland National Capital Park Planning Commission,                   1/14 at 100.00         AA+          1,059,420
                 Prince George's County, General Obligation Bonds, Park
                 Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17

        1,500   Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/17      8/15 at 100.00         AAA          1,611,555

        1,440   Montgomery County, Maryland, Consolidated General Obligation            No Opt. Call         AAA          1,559,189
                 Public Improvement Bonds, Series 2006, 5.000%, 5/01/16

        1,000   Prince George's County, Maryland, General Obligation                 10/13 at 100.00         AA+          1,052,550
                 Consolidated Public Improvement Bonds, Series 2003A,
                 5.000%, 10/01/17

        1,000   Prince George's County, Maryland, General Obligation                    No Opt. Call         AA+          1,050,260
                 Consolidated Public Improvement Bonds, Series 2004C,
                 5.000%, 12/01/11

        1,000   St. Mary's County, Maryland, General Obligation Hospital Bonds,         No Opt. Call          AA          1,056,890
                 Series 2002, 5.000%, 10/01/12

        1,000   Washington Suburban Sanitary District, Montgomery and                   No Opt. Call         AAA          1,063,570
                 Prince George's Counties, Maryland, Sewerage Disposal Bonds,
                 Series 2004, 5.000%, 6/01/13

        1,000   Washington Suburban Sanitary District, Montgomery and                 6/15 at 100.00         AAA          1,075,470
                 Prince George's Counties, Maryland, Sewerage Disposal Bonds,
                 Series 2005, 5.000%, 6/01/16

        1,000   Washington Suburban Sanitary District, Montgomery and                 6/15 at 100.00         AAA          1,075,470
                 Prince George's Counties, Maryland, Water Supply Bonds,
                 Series 2005, 5.000%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
       16,065   Total Tax Obligation/General                                                                             17,068,036
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 33.2% (22.1% OF TOTAL INVESTMENTS)

          750   Annapolis, Maryland, Special Obligation Bonds, Park Place             1/15 at 101.00         N/R            770,475
                 Project, Series 2005A, 5.350%, 7/01/34

        1,000   Baltimore Board of School Commissioners, Maryland, Revenue            5/13 at 100.00         AA+          1,056,510
                 Bonds, City Public School System, Series 2003A, 5.000%, 5/01/15

          600   Baltimore, Maryland, Project Revenue Bonds, Series 2006,              7/16 at 100.00         AAA            632,442
                 5.000%, 7/01/31 - AMBAC Insured

          450   Hyattsville, Maryland, Special Obligation Bonds, University           7/14 at 102.00         N/R            475,218
                 Town Center Project, Series 2004, 5.750%, 7/01/34

        5,000   Maryland Department of Transportation, Consolidated Transportation      No Opt. Call         AAA          5,564,999
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        2,200   Maryland Economic Development Corporation, Lease Revenue              6/12 at 100.50         AA+          2,254,802
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 4.750%, 6/01/22

          450   Maryland Economic Development Corporation, Lease Revenue              9/12 at 100.00         AA+            474,327
                 Bonds, Montgomery County Town Square Parking Garage,
                 Series 2002A, 5.000%, 9/15/13

        2,935   Maryland Economic Development Corporation, Lease Revenue              9/12 at 100.00         AA+          3,114,328
                 Bonds, Montgomery County Wayne Avenue Parking Project,
                 Series 2002A, 5.250%, 9/15/16

                Maryland Stadium Authority, Lease Revenue Bonds, Montgomery
                County Conference Center Facilities, Series 2003:
        1,465    5.000%, 6/15/21                                                      6/13 at 100.00         AA+          1,535,276
        1,620    5.000%, 6/15/23                                                      6/13 at 100.00         AA+          1,688,461

          460   Prince George's County, Maryland, Special Obligation Bonds,           7/15 at 100.00         N/R            468,947
                 National Harbor Project, Series 2005, 5.200%, 7/01/34

          575   Prince George's County, Maryland, Special Tax District Bonds,         7/13 at 100.00         N/R            583,487
                 Victoria Falls Project, Series 2005, 5.250%, 7/01/35

        1,200   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,361,124
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured


                                       42

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
$       1,000    5.250%, 7/01/17                                                      7/12 at 100.00        BBB-     $    1,044,550
        1,205    5.250%, 7/01/20                                                      7/12 at 100.00        BBB-          1,258,128
        1,275    5.250%, 7/01/21                                                      7/12 at 100.00        BBB-          1,330,029

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          1,094,330
                 Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 -
                 AMBAC Insured

          235   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB-            246,795
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

          700   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA            792,981
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,120   Total Tax Obligation/Limited                                                                             25,747,209
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 22.7% (15.1% OF TOTAL INVESTMENTS) (4)

           10   Anne Arundel County, Maryland, General Obligation Bonds,              5/09 at 101.00         AAA             10,336
                 Consolidated General Improvements, Series 1999,
                 5.000%, 5/15/19 (Pre-refunded 5/15/09)

                Frederick County, Maryland, Educational Facilities Revenue Bonds,
                Mount St. Mary's College, Series 2001A:
          100    5.750%, 9/01/25 (Pre-refunded 3/01/10)                               3/10 at 101.00    BBB- (4)            105,766
          100    5.800%, 9/01/30 (Pre-refunded 3/01/10)                               3/10 at 101.00    BBB- (4)            105,896

          100   Frederick County, Maryland, General Obligation Public Facilities      7/09 at 101.00         AAA            103,993
                 Bonds, Series 1999, 5.250%, 7/01/17 (Pre-refunded 7/01/09)

                Frederick County, Maryland, General Obligation Public Facilities
                Bonds, Series 2002:
        1,035    5.000%, 11/01/21 (Pre-refunded 11/01/12)                            11/12 at 101.00      AA (4)          1,102,389
        2,500    5.000%, 11/01/22 (Pre-refunded 11/01/12)                            11/12 at 101.00      AA (4)          2,662,775

          280   Maryland Health and Higher Educational Facilities Authority,          4/11 at 101.00     N/R (4)            307,770
                 Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                 Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)

          285   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call         AAA            302,034
                 Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 -
                 AMBAC Insured (ETM)

        1,010   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call         AAA          1,136,109
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16 (ETM)

        4,025   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          4,238,042
                 Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                 FSA Insured

        3,500   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          3,722,669
                 Bonds, Series 2000A, 5.500%, 10/01/40

          700   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00         Aaa            747,789
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                 (Pre-refunded 2/01/12)

          880   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         AAA            924,202
                 Series 2001, 5.125%, 7/01/30 (Pre-refunded 7/01/11) -
                 FSA Insured

        2,000   University of Maryland, Auxiliary Facility and Tuition Revenue        4/12 at 100.00      AA (4)          2,113,640
                 Bonds, Series 2002A, 5.125%, 4/01/22 (Pre-refunded 4/01/12)

           25   Washington Suburban Sanitary District, Montgomery and                 6/11 at 101.00         AAA             26,324
                 Prince George's Counties, Maryland, General Obligation
                 Construction Bonds, Second Series 2001, 5.000%,
                 6/01/17 (Pre-refunded 6/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       16,550   Total U.S. Guaranteed                                                                                    17,609,734
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 1.6% (1.1% OF TOTAL INVESTMENTS)

        1,250   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          1,260,838
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       43

NWI
Nuveen Maryland Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.0% (2.7% OF TOTAL INVESTMENTS)

$       2,570   Baltimore, Maryland, Revenue Refunding Bonds, Wastewater              7/12 at 100.00         AAA     $    2,676,501
                 Projects, Series 2002A, 5.125%, 7/01/42 - FGIC Insured

          430   Maryland Water Quality Financing Administration, Revolving              No Opt. Call         AAA            463,759
                 Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Water and Sewer                                                                                     3,140,260
------------------------------------------------------------------------------------------------------------------------------------
$     111,085   Total Investments (cost $114,131,178) - 149.8%                                                          116,286,701
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.8)%                                                                       (1,400,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      1,752,984
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.2)%                                                        (39,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  77,639,685
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NPV
Nuveen Virginia Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.4% (2.3% OF TOTAL INVESTMENTS)

$       4,640   Tobacco Settlement Financing Corporation of Virginia, Tobacco         6/17 at 100.00         BBB     $    4,547,988
                 Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 5.1% (3.4% OF TOTAL INVESTMENTS)

        1,000   Prince William County Industrial Development Authority, Virginia,    10/13 at 101.00          A3          1,058,610
                 Educational Facilities Revenue Bonds, Catholic Diocese of
                 Arlington, Series 2003, 5.500%, 10/01/33

          500   Prince William County Park Authority, Virginia, Park Facilities      10/09 at 101.00          A3            524,080
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

          700   Puerto Rico Industrial, Tourist, Educational, Medical and            12/12 at 101.00        BBB-            735,196
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Refunding Bonds, Ana G. Mendez University
                 System, Series 2002, 5.375%, 12/01/21

          475   The Rector and Visitors of the University of Virginia, General        6/15 at 100.00         AAA            507,918
                 Revenue Bonds, Series 2005, 5.000%, 6/01/18

        2,120   Virginia College Building Authority, Educational Facilities           9/11 at 100.00         AA+          2,182,349
                 Revenue Bonds, Public Higher Education Financing Program,
                 Series 2001A, 5.000%, 9/01/26

        1,635   Virginia Commonwealth University, Revenue Bonds, Series 2004A,        5/14 at 101.00         AAA          1,745,755
                 5.000%, 5/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,430   Total Education and Civic Organizations                                                                   6,753,908
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 21.5% (14.5% OF TOTAL INVESTMENTS)

        2,000   Albemarle County Industrial Development Authority, Virginia,         10/12 at 100.00          A2          2,050,280
                 Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002,
                 5.250%, 10/01/35

        4,850   Fairfax County Industrial Development Authority, Virginia, Hospital     No Opt. Call         AA+          5,140,950
                 Revenue Refunding Bonds, Inova Health System, Series 1993A,
                 5.000%, 8/15/23

        1,000   Fredericksburg Economic Development Authority, Virginia,                No Opt. Call          A3          1,065,530
                 Healthcare Revenue Bonds, Medicorp Health System, Series 2007,
                 5.250%, 6/15/23

        1,250   Fredericksburg Industrial Development Authority, Virginia, Revenue    6/12 at 100.00          A3          1,271,038
                 Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33

        1,000   Hanover County Industrial Development Authority, Virginia, Hospital     No Opt. Call         AAA          1,150,000
                 Revenue Bonds, Memorial Regional Medical Center, Series 1995,
                 6.375%, 8/15/18 - MBIA Insured

        2,300   Harrisonburg Industrial Development Authority, Virginia, Hospital     8/16 at 100.00         AAA          2,404,282
                 Facilities Revenue Bonds, Rockingham Memorial Hospital,
                 Series 2006, 5.000%, 8/15/31 - AMBAC Insured

        1,500   Henrico County Economic Development Authority, Virginia, Revenue     11/12 at 100.00          A-          1,576,035
                 Bonds, Bon Secours Health System Inc., Series 2002A,
                 5.600%, 11/15/30

        1,500   Henrico County Industrial Development Authority, Virginia,              No Opt. Call         AAA          1,796,805
                 Healthcare Revenue Bonds, Bon Secours Health System,
                 Series 1996, 6.250%, 8/15/20 - MBIA Insured

        1,500   Manassas Industrial Development Authority, Virginia, Hospital         4/13 at 100.00          A2          1,545,810
                 Revenue Bonds, Prince William Hospital, Series 2002,
                 5.250%, 4/01/33

        4,750   Medical College of Virginia Hospital Authority, General Revenue       7/08 at 102.00         AAA          4,865,567
                 Bonds, Series 1998, 5.125%, 7/01/23 - MBIA Insured

        3,000   Roanoke Industrial Development Authority, Virginia, Hospital          7/12 at 100.00         AAA          3,179,550
                 Revenue Bonds, Carilion Health System, Series 2002A,
                 5.500%, 7/01/19 - MBIA Insured


                                       45

NPV
Nuveen Virginia Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,010   Stafford County Economic Development Authority, Virginia, Hospital    6/16 at 100.00          A3     $    1,050,501
                 Facilities Revenue Bonds, MediCorp Health System, Series 2006,
                 5.250%, 6/15/31

        1,425   Winchester Industrial Development Authority, Virginia, Hospital       1/17 at 100.00         AA-          1,481,843
                 Revenue Bonds, Winchester Medical Center, Series 2007,
                 5.125%, 1/01/31

------------------------------------------------------------------------------------------------------------------------------------
       27,085   Total Health Care                                                                                        28,578,191
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.5% (2.3% OF TOTAL INVESTMENTS)

        1,415   Arlington County Industrial Development Authority, Virginia,          5/10 at 100.00         Aaa          1,478,307
                 Multifamily Housing Revenue Bonds, Patrick Henry Apartments,
                 Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20)
                 (Alternative Minimum Tax)

                Danville Industrial Development Authority, Virginia, Student
                Housing Revenue Bonds, Collegiate Housing Foundation, Averett
                College, Series 1999A:
          500    6.875%, 6/01/20                                                      6/09 at 102.00         N/R            525,225
        1,500    7.000%, 6/01/30                                                      6/09 at 102.00         N/R          1,575,840

        1,000   Lynchburg Redevelopment and Housing Authority, Virginia, Vistas       4/10 at 102.00         AAA          1,029,910
                 GNMA Mortgage-Backed Revenue Bonds, Series 2000A,
                 6.200%, 1/20/40 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,415   Total Housing/Multifamily                                                                                 4,609,282
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 5.0% (3.4% OF TOTAL INVESTMENTS)

          335   Puerto Rico Housing Finance Authority, Mortgage-Backed                6/13 at 100.00         AAA            336,886
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)

        1,000   Virginia Housing Development Authority, Commonwealth Mortgage         7/11 at 100.00         AAA          1,028,830
                 Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA Insured

        1,500   Virginia Housing Development Authority, Commonwealth Mortgage         1/15 at 100.00         AAA          1,479,240
                 Bonds, Series 2005C-C2, 4.750%, 10/01/32 (Alternative
                 Minimum Tax)

        3,900   Virginia Housing Development Authority, Commonwealth Mortgage         7/16 at 100.00         AAA          3,846,375
                 Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,735   Total Housing/Single Family                                                                               6,691,331
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.5% (1.0% OF TOTAL INVESTMENTS)

        2,000   Charles County Industrial Development Authority, Virginia,              No Opt. Call         BBB          2,017,060
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 USA Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.3% (2.2% OF TOTAL INVESTMENTS)

        1,080   Fairfax County Economic Development Authority, Virginia,             10/17 at 100.00         N/R          1,099,008
                 Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                 House, Inc., Series 2007A, 5.125%, 10/01/37

          800   Fairfax County Economic Development Authority, Virginia,             10/16 at 100.00         BBB            796,232
                 Retirement Center Revenue Bonds, Greenspring Village,
                 Series 2006A, 4.875%, 10/01/36

        1,495   Henrico County Economic Development Authority, Virginia,              7/09 at 102.00         AAA          1,577,913
                 GNMA Mortgage-Backed Securities Program Assisted Living
                 Revenue Bonds, Beth Sholom, Series 1999A, 5.900%, 7/20/29

                Henrico County Economic Development Authority, Virginia,
                Residential Care Facility Revenue Bonds, Westminster Canterbury
                of Richmond, Series 2006:
          100    5.000%, 10/01/27                                                    10/11 at 103.00        BBB-            101,071
          800    5.000%, 10/01/35                                                       No Opt. Call        BBB-            804,808

------------------------------------------------------------------------------------------------------------------------------------
        4,275   Total Long-Term Care                                                                                      4,379,032
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.2% (0.8% OF TOTAL INVESTMENTS)

          500   Bedford County Industrial Development Authority, Virginia,            2/08 at 102.00          B2            504,335
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax) (5)


                                       46

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS (continued)

$       1,000   Goochland County Industrial Development Authority, Virginia,         12/08 at 101.00          B2     $    1,008,860
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax) (5)

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Materials                                                                                           1,513,195
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 21.8% (14.7% OF TOTAL INVESTMENTS)

        1,500   Arlington County, Virginia, General Obligation Bonds, Series 2006,    8/16 at 100.00         AAA          1,609,920
                 5.000%, 8/01/20

                Chesapeake, Virginia, General Obligation Water and Sewerage
                Bonds, Series 2003B:
        1,880    5.000%, 6/01/21                                                      6/13 at 100.00          AA          1,960,558
        2,060    5.000%, 6/01/23                                                      6/13 at 100.00          AA          2,143,842

        1,355   Harrisonburg, Virginia, General Obligation Bonds, Public Safety       7/12 at 101.00         AAA          1,424,661
                 and Steam Plant, Series 2002, 5.000%, 7/15/19 - FGIC Insured

        1,390   Henrico County, Virginia, General Obligation Bonds, Series 2005,      7/15 at 100.00         AAA          1,495,904
                 5.000%, 7/15/16

        2,105   Loudoun County, Virginia, General Obligation Bonds, Series 2006,     12/16 at 100.00         AAA          2,245,151
                 5.000%, 12/01/25

          105   Loudoun County, Virginia, General Obligation Public Improvement       5/12 at 100.00         AAA            110,898
                 Bonds, Series 2002A, 5.250%, 5/01/22

        1,435   Loudoun County, Virginia, General Obligation Public Improvement       6/15 at 100.00         AAA          1,534,446
                 Bonds, Series 2005B, 5.000%, 6/01/18

        1,185   Lynchburg, Virginia, General Obligation Bonds, Series 2004,           6/14 at 100.00          AA          1,252,284
                 5.000%, 6/01/21

        1,515   Manassas Park, Virginia, General Obligation Bonds, Series 2007A,      4/17 at 100.00         AAA          1,602,340
                 5.000%, 4/01/29 (WI/DD, Settling 6/06/07) - CIFG Insured

        1,350   Newport News, Virginia, General Obligation Bonds, Series 2004C,       5/14 at 101.00          AA          1,445,148
                 5.000%, 5/01/16

        1,280   Portsmouth, Virginia, General Obligation Bonds, Series 2005A,           No Opt. Call         AAA          1,373,299
                 5.000%, 4/01/15 - MBIA Insured

        1,480   Richmond, Virginia, General Obligation Bonds, Series 2004A,           7/14 at 100.00         AAA          1,558,499
                 5.000%, 7/15/21 - FSA Insured

        1,500   Richmond, Virginia, General Obligation Bonds, Series 2005A,           7/15 at 100.00         AAA          1,603,620
                 5.000%, 7/15/17 - FSA Insured

        1,430   Roanoke, Virginia, General Obligation Public Improvement Bonds,      10/12 at 101.00          AA          1,513,097
                 Series 2002A, 5.000%, 10/01/17

        1,135   Suffolk, Virginia, General Obligation Bonds, Series 2005,               No Opt. Call         Aa3          1,220,091
                 5.000%, 12/01/15

        2,155   Virginia Beach, Virginia, General Obligation Bonds, Series 2003B,     5/13 at 100.00         AA+          2,273,288
                 5.000%, 5/01/15

        1,100   Virginia Beach, Virginia, General Obligation Bonds, Series 2005,      1/16 at 100.00         AA+          1,170,015
                 5.000%, 1/15/20

        1,425   Virginia Beach, Virginia, General Obligation Public Improvement       6/11 at 101.00         AA+          1,487,472
                 Bonds, Series 2001, 5.000%, 6/01/20

------------------------------------------------------------------------------------------------------------------------------------
       27,385   Total Tax Obligation/General                                                                             29,024,533
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 30.1% (20.2% OF TOTAL INVESTMENTS)

                Buena Vista Public Recreational Facilities Authority, Virginia, Lease
                Revenue Bonds, Golf Course Project, Series 2005A:
          335    5.250%, 7/15/25 - ACA Insured                                        7/15 at 100.00           A            352,618
          260    5.500%, 7/15/35 - ACA Insured                                        7/15 at 100.00           A            276,240

        1,340   Culpeper Industrial Development Authority, Virginia, Lease            1/15 at 100.00         AAA          1,411,181
                 Revenue Bonds, School Facilities Project, Series 2005,
                 5.000%, 1/01/20 - MBIA Insured

                Cumberland County, Virginia, Certificates of Participation,
                Series 1997:
        1,075    6.200%, 7/15/12                                                        No Opt. Call         N/R          1,121,591
        1,350    6.375%, 7/15/17                                                        No Opt. Call         N/R          1,484,568

        1,000   Dinwiddie County Industrial Development Authority, Virginia,          2/14 at 100.00         AAA          1,064,510
                 Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/16 -
                 MBIA Insured


                                       47

NPV
Nuveen Virginia Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   Fairfax County Economic Development Authority, Virginia, Lease        5/16 at 100.00         AA+     $    1,068,500
                 Revenue Bonds, Joint Public Uses Community Project,
                 Series 2006, 5.000%, 5/15/18

                Fairfax County Economic Development Authority, Virginia, Lease
                Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003:
        2,260    5.000%, 6/01/14                                                      6/13 at 101.00         AA+          2,405,657
        2,165    5.000%, 6/01/22                                                      6/13 at 101.00         AA+          2,271,128

        1,660   Front Royal and Warren County Industrial Development Authority,       4/14 at 100.00         AAA          1,747,449
                 Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/18 -
                 FSA Insured

        1,270   James City County Economic Development Authority, Virginia,           7/15 at 100.00          AA          1,344,625
                 Revenue Bonds, County Government Projects, Series 2005,
                 5.000%, 7/15/19

        1,930   Prince William County, Virginia, Certificates of Participation,       6/15 at 100.00         Aaa          2,042,191
                 County Facilities, Series 2005, 5.000%, 6/01/18 -
                 AMBAC Insured

        1,185   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         AAA          1,229,864
                 Revenue Bonds, Series 2002D, 5.000%, 7/01/32 - FSA Insured

        2,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          2,268,540
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 -
                 AMBAC Insured

        5,000   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue     No Opt. Call         AAA            950,300
                 Bonds, Series 2005A, 0.000%, 7/01/43 - AMBAC Insured

        5,875   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue     No Opt. Call         AAA          2,271,686
                 Bonds, Series 2005C, 0.000%, 7/01/28 - AMBAC Insured

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Refunding Bonds, Series 2002D:
          265    5.250%, 7/01/27                                                      7/12 at 100.00        BBB-            275,823
          320    5.250%, 7/01/36                                                      7/12 at 100.00        BBB-            331,888

        1,110   Spotsylvania County Industrial Development Authority, Virginia,       8/13 at 100.00         AAA          1,118,902
                 Lease Revenue Bonds, School Facilities, Series 2003B,
                 4.375%, 8/01/20 - AMBAC Insured

        3,235   Stafford County and Staunton Industrial Development Authority,        8/15 at 100.00         AAA          3,381,448
                 Virginia, Revenue Bonds, Virginia Municipal League and Virginia
                 Association of Counties Finance Program, Series 2005C,
                 5.000%, 8/01/35 - MBIA Insured

        1,600   Stafford County and Staunton Industrial Development Authority,        8/16 at 100.00         AAA          1,697,088
                 Virginia, Revenue Bonds, Virginia Municipal League and Virginia
                 Association of Counties Finance Program, Series 2006A,
                 5.000%, 8/01/23 - MBIA Insured

        1,400   Virginia Beach Development Authority, Public Facilities Revenue       5/15 at 100.00          AA          1,475,684
                 Bonds, Series 2005A,5.000%, 5/01/22

        2,000   Virginia Public School Authority, School Financing Bonds,             8/10 at 101.00         AA+          2,075,560
                 1997 Resolution, Series 2000B, 5.000%, 8/01/18

        1,625   Virginia Public School Authority, School Financing Bonds,             8/15 at 100.00         AA+          1,737,645
                 1997 Resolution, Series 2005C, 5.000%, 8/01/17

                Virginia Resources Authority, Infrastructure Revenue Bonds,
                Pooled Loan Bond Program, Series 2000B:
           95    5.500%, 5/01/20 - FSA Insured                                        5/10 at 101.00         AAA             99,985
          550    5.500%, 5/01/30 - FSA Insured                                        5/10 at 101.00         AAA            577,533

        1,740   Virginia Resources Authority, Infrastructure Revenue Bonds,           5/11 at 101.00          AA          1,812,575
                 Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19

        2,000   Virginia Transportation Board, Transportation Revenue Bonds,          5/14 at 100.00         AA+          2,128,840
                 U.S. Route 58 Corridor Development Program, Series 2004B,
                 5.000%, 5/15/15

------------------------------------------------------------------------------------------------------------------------------------
       45,645   Total Tax Obligation/Limited                                                                             40,023,619
------------------------------------------------------------------------------------------------------------------------------------


                                       48

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.7% (5.8% OF TOTAL INVESTMENTS)

$       1,440   Metropolitan Washington D.C. Airports Authority, Airport System      10/16 at 100.00         AAA     $    1,494,288
                 Revenue Bonds, Series 2006, 5.000%, 10/01/36 - FGIC Insured
                 (Alternative Minimum Tax)

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,           7/11 at 100.00         AAA          4,118,919
                 Series 2001A, 5.125%, 7/01/31 - FGIC Insured

        1,000   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,        2/15 at 100.00         AAA          1,052,250
                 5.000%, 2/01/23 - MBIA Insured

        2,500   Richmond Metropolitan Authority, Virginia, Revenue Refunding            No Opt. Call         AAA          2,790,025
                 Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 -
                 FGIC Insured

        2,000   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2          2,076,060
                 Bonds, Series 2001A, 5.250%, 8/01/23

------------------------------------------------------------------------------------------------------------------------------------
       10,940   Total Transportation                                                                                     11,531,542
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 28.6% (19.2% OF TOTAL INVESTMENTS) (4)

        3,500   Alexandria Industrial Development Authority, Virginia, Fixed Rate    10/10 at 101.00         AAA          3,757,040
                 Revenue Bonds, Institute for Defense Analyses, Series 2000A,
                 5.900%, 10/01/30 (Pre-refunded 10/01/10) - AMBAC Insured

          750   Bristol, Virginia, General Obligation Utility System Revenue Bonds,     No Opt. Call         AAA            818,025
                 Series 2002, 5.000%, 11/01/24 - FSA Insured (ETM)

                Fairfax County Water Authority, Virginia, Water Revenue Refunding
                Bonds, Series 2002:
          925    5.375%, 4/01/19 (Pre-refunded 4/01/12)                               4/12 at 100.00         AAA            985,995
          200    5.000%, 4/01/27 (Pre-refunded 4/01/12)                               4/12 at 100.00         AAA            209,910

                Greater Richmond Convention Center Authority, Virginia, Hotel
                Tax Revenue Bonds, Convention Center Expansion Project, Series
                2000:
          600    6.125%, 6/15/25 (Pre-refunded 6/15/10)                               6/10 at 101.00         AAA            643,860
        2,000    6.125%, 6/15/29 (Pre-refunded 6/15/10)                                    at 101.00         AAA          2,146,200

                Loudoun County Industrial Development Authority, Virginia, Hospital
                Revenue Bonds, Loudoun Hospital Center, Series 2002A:
          375    6.000%, 6/01/22 (Pre-refunded 6/01/12)                               6/12 at 101.00     BBB (4)            412,924
          800    6.100%, 6/01/32 (Pre-refunded 6/01/12)                               6/12 at 101.00     BBB (4)            884,504

          755   Metropolitan District of Columbia Airports Authority, Virginia,      10/07 at 101.00     AA- (4)            766,423
                 Airport System Revenue Bonds, Series 1997A, 5.375%, 10/01/23
                 (Pre-refunded 10/01/07)

                Newport News, Virginia, General Obligation Bonds, General
                Improvement and Water Projects, Series 2002A:
        2,770    5.000%, 7/01/19 (Pre-refunded 7/01/13)                               7/13 at 100.00      AA (4)          2,932,738
        1,000    5.000%, 7/01/20 (Pre-refunded 7/01/13)                               7/13 at 100.00      AA (4)          1,058,750

        1,400   Northern Mariana Islands, General Obligation Bonds, Series 2000A,     6/10 at 100.00         AAA          1,489,208
                 6.000%, 6/01/20 (Pre-refunded 6/01/10) - ACA Insured

          815   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00         Aaa            859,222
                 Revenue Bonds, Series 2002D, 5.000%, 7/01/32
                 (Pre-refunded 7/01/12) - FSA Insured

        2,500   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          2,659,050
                 Bonds, Series 2000A, 5.500%, 10/01/40

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Refunding Bonds, Series 2002D:
          735    5.250%, 7/01/27 (Pre-refunded 7/01/12)                               7/12 at 100.00    BBB- (4)            780,849
          880    5.250%, 7/01/36 (Pre-refunded 7/01/12)                               7/12 at 100.00    BBB- (4)            934,894

          845   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            870,325
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        3,500   Richmond, Virginia, Public Utility Revenue Refunding Bonds,           1/08 at 101.00         AAA          3,565,450
                 Series 1998A, 5.125%, 1/15/28 (Pre-refunded 1/15/08) -
                 FGIC Insured

                Richmond, Virginia, Public Utility Revenue Refunding Bonds,
                Series 2002:
          750    5.000%, 1/15/27 (Pre-refunded 1/15/12) - FSA Insured                 1/12 at 100.00         AAA            785,685
        1,700    5.000%, 1/15/33 (Pre-refunded 1/15/12) - FSA Insured                 1/12 at 100.00         AAA          1,780,886


                                       49

NPV
Nuveen Virginia Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$         490   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 105.00      B2 (4)     $      551,230
                 Horse Center Revenue Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21 (Pre-refunded 7/15/11)

                Tobacco Settlement Financing Corporation of Virginia, Tobacco
                Settlement Asset-Backed Bonds, Series 2005:
        1,575    5.250%, 6/01/19 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          1,640,174
        3,850    5.500%, 6/01/26 (Pre-refunded 6/01/15)                               6/15 at 100.00         AAA          4,184,641

        2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan   10/10 at 101.00    BBB+ (4)          2,179,500
                 Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)

        1,000   Virginia College Building Authority, Educational Facilities Revenue   4/10 at 101.00      A+ (4)          1,065,690
                 Bonds, Hampton University, Series 2000, 6.000%, 4/01/20
                 (Pre-refunded 4/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       35,715   Total U.S. Guaranteed                                                                                    37,963,173
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.1% (4.8% OF TOTAL INVESTMENTS)

                Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
        1,705    5.250%, 7/15/14 - MBIA Insured                                       7/13 at 100.00         AAA          1,828,630
        1,800    5.250%, 7/15/15 - MBIA Insured                                       7/13 at 100.00         AAA          1,927,080
        2,775    5.250%, 7/15/23 - MBIA Insured                                       7/13 at 100.00         AAA          2,944,553

        2,500   Mecklenburg County Industrial Development Authority, Virginia,       10/12 at 100.00        Baa1          2,777,000
                 Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                 6.500%, 10/15/17 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        8,780   Total Utilities                                                                                           9,477,263
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 8.0% (5.4% OF TOTAL INVESTMENTS)

                Fairfax County Water Authority, Virginia, Water Revenue Refunding
                Bonds, Series 2002:
          105    5.375%, 4/01/19                                                      4/12 at 100.00         AAA            111,638
          800    5.000%, 4/01/27                                                      4/12 at 100.00         AAA            826,272

        1,770   Henrico County, Virginia, Water and Sewer System Revenue              5/09 at 102.00         AA+          1,820,587
                 Refunding Bonds, Series 1999, 5.000%, 5/01/28

        1,000   Loudoun County Sanitation Authority, Virginia, Water and Sewerage     1/15 at 100.00         AA+          1,049,140
                 System Revenue Bonds, Series 2004, 5.000%, 1/01/26

                Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
        1,310    5.000%, 11/01/21 - FGIC Insured                                     11/11 at 100.00         AAA          1,360,632
        1,380    5.000%, 11/01/22 - FGIC Insured                                     11/11 at 100.00         AAA          1,430,232

        2,250   Virginia Beach, Virginia, Storm Water Utility Revenue Bonds,          9/10 at 101.00         Aa3          2,410,470
                 Series 2000, 6.000%, 9/01/24

        1,660   Virginia Resources Authority, Clean Water State Revolving Fund       10/17 at 100.00         AAA          1,649,293
                 Revenue Bonds, Series 2007, Residuals 1006,
                 5.397%, 10/01/29 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       10,275   Total Water and Sewer                                                                                    10,658,264
------------------------------------------------------------------------------------------------------------------------------------
$     195,820   Total Investments (cost $191,342,034) - 148.8%                                                          197,768,381
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.8)%                                                                   (1,068,345)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.0)%                                                        (63,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  132,900,036
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2007:
                                   FUND                                          FIXED RATE                              UNREALIZED
                NOTIONAL    PAY/RECEIVE       FLOATING RATE    FIXED RATE           PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY      AMOUNT  FLOATING RATE               INDEX   (ANNUALIZED)        FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan      $1,250,000            Pay   3-Month USD-LIBOR         5.388%    Semi-Annually    4/25/08       4/25/35       $(39,197)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                         The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NGB
Nuveen Virginia Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.7% (4.5% OF TOTAL INVESTMENTS)

                Guam Economic Development Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001A:
$          65    5.000%, 5/15/22                                                      5/11 at 100.00        Baa3     $       65,788
          850    5.400%, 5/15/31                                                      5/11 at 100.00        Baa3            874,939

        1,660   Tobacco Settlement Financing Corporation of Virginia, Tobacco         6/17 at 100.00         BBB          1,627,082
                 Settlement Asset Backed Bonds, Series 2007B1,
                 5.000%, 6/01/47

          715   Tobacco Settlement Financing Corporation of Virginia, Tobacco         6/17 at 100.00         BBB            552,774
                 Settlement Asset-Backed Bonds, Series 2007B2,
                 0.000%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
        3,290   Total Consumer Staples                                                                                    3,120,583
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 6.6% (4.5% OF TOTAL INVESTMENTS)

          500   Danville Industrial Development Authority, Virginia, Educational      3/11 at 102.00         N/R            515,070
                 Facilities Revenue Bonds, Averett University, Series 2001,
                 6.000%, 3/15/22

          500   Prince William County Industrial Development Authority, Virginia,    10/13 at 101.00          A3            529,305
                 Educational Facilities Revenue Bonds, Catholic Diocese of
                 Arlington, Series 2003, 5.500%, 10/01/33

          850   Prince William County Park Authority, Virginia, Park Facilities      10/09 at 101.00          A3            890,936
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System,
                Series 1999:
          160    5.375%, 2/01/19                                                      2/09 at 101.00        BBB-            163,813
          320    5.375%, 2/01/29                                                      2/09 at 101.00        BBB-            326,803

          160   The Rector and Visitors of the University of Virginia, General        6/15 at 100.00         AAA            171,088
                 Revenue Bonds, Series 2005, 5.000%, 6/01/18

          500   Virginia College Building Authority, Educational Facilities Revenue   7/08 at 101.00          AA            508,895
                 Refunding Bonds, Marymount University, Series 1998,
                 5.100%, 7/01/18 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,990   Total Education and Civic Organizations                                                                   3,105,910
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 13.0% (8.8% OF TOTAL INVESTMENTS)

          100   Fairfax County Industrial Development Authority, Virginia, Hospital     No Opt. Call         AA+            105,999
                 Revenue Refunding Bonds, Inova Health System, Series 1993A,
                 5.000%, 8/15/23

        1,000   Fauquier County Industrial Development Authority, Virginia,          10/12 at 102.00          AA          1,050,480
                 Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                 5.250%, 10/01/25 - RAAI Insured

          500   Fredericksburg Economic Development Authority, Virginia,                No Opt. Call          A3            532,765
                 Healthcare Revenue Bonds, Medicorp Health System,
                 Series 2007, 5.250%, 6/15/23

          500   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00          A3            508,415
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

          820   Harrisonburg Industrial Development Authority, Virginia, Hospital     8/16 at 100.00         AAA            857,179
                 Facilities Revenue Bonds, Rockingham Memorial Hospital,
                 Series 2006, 5.000%, 8/15/31 - AMBAC Insured

          500   Henrico County Economic Development Authority, Virginia, Revenue     11/12 at 100.00          A-            525,345
                 Bonds, Bon Secours Health System Inc., Series 2002A,
                 5.600%, 11/15/30

          525   Manassas Industrial Development Authority, Virginia, Hospital         4/13 at 100.00          A2            541,034
                 Revenue Bonds, Prince William Hospital, Series 2002,
                 5.250%, 4/01/33

          800   Norton Industrial Development Authority, Virginia, Hospital          12/11 at 101.00           A            856,632
                 Revenue Refunding and Improvement Bonds, Norton Community
                 Hospital, Series 2001, 6.000%, 12/01/22 - ACA Insured


                                       52

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         360   Stafford County Economic Development Authority, Virginia,             6/16 at 100.00          A3     $      374,436
                 Hospital Facilities Revenue Bonds, MediCorp Health System,
                 Series 2006, 5.250%, 6/15/31

          715   Winchester Industrial Development Authority, Virginia, Hospital       1/17 at 100.00         AA-            743,521
                 Revenue Bonds, Winchester Medical Center, Series 2007,
                 5.125%, 1/01/31

------------------------------------------------------------------------------------------------------------------------------------
        5,820   Total Health Care                                                                                         6,095,806
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.4% (3.0% OF TOTAL INVESTMENTS)

        1,000   Arlington County Industrial Development Authority, Virginia,         11/11 at 102.00         AAA          1,031,960
                 Multifamily Housing Mortgage Revenue Bonds, Arlington View
                 Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Mandatory
                 put 11/01/19) (Alternative Minimum Tax)

        1,000   Virginia Housing Development Authority, Rental Housing Bonds,        10/10 at 100.00         AA+          1,028,470
                 Series 2000G, 5.625%, 10/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Housing/Multifamily                                                                                 2,060,430
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 6.4% (4.3% OF TOTAL INVESTMENTS)

        1,000   Virginia Housing Development Authority, Commonwealth Mortgage         7/11 at 100.00         AAA          1,028,830
                 Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA Insured

          600   Virginia Housing Development Authority, Commonwealth Mortgage         1/15 at 100.00         AAA            591,696
                 Bonds, Series 2005C-C2, 4.750%, 10/01/32 (Alternative
                 Minimum Tax)

        1,400   Virginia Housing Development Authority, Commonwealth Mortgage         7/16 at 100.00         AAA          1,380,750
                 Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Housing/Single Family                                                                               3,001,276
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.1% (0.1% OF TOTAL INVESTMENTS)

           50   Charles County Industrial Development Authority, Virginia,              No Opt. Call         BBB             50,427
                 Solid Waste Disposal Facility Revenue Refunding Bonds, USA
                 Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 12.5% (8.4% OF TOTAL INVESTMENTS)

          700   Albemarle County Industrial Development Authority, Virginia,          1/17 at 100.00         N/R            695,653
                 Residential Care Facilities Mortgage Revenue Bonds,
                 Westminster-Cantebury of the Blue Ridge, Series 2007,
                 5.000%, 1/01/31

          350   Chesterfield County Health Center Commission, Virginia, Mortgage     12/15 at 100.00         N/R            355,121
                 Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%, 12/01/39

          400   Fairfax County Economic Development Authority, Virginia,             10/17 at 100.00         N/R            407,040
                 Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                 House, Inc., Series 2007A, 5.125%, 10/01/37

          500   Fairfax County Economic Development Authority, Virginia,             10/16 at 100.00         BBB            490,970
                 Retirement Center Revenue Bonds, Greenspring Village,
                 Series 2006A, 4.750%, 10/01/26

          350   Henrico County Economic Development Authority, Virginia,                No Opt. Call        BBB-            352,104
                 Residential Care Facility Revenue Bonds, Westminster
                 Canterbury of Richmond, Series 2006, 5.000%, 10/01/35

          700   Industrial Development Authority of the County of Prince William,     1/17 at 100.00         N/R            713,510
                 Virginia, Residential Care Facility Revenue Bonds, Westminster
                 at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26

          650   James City County Industrial Development Authority, Virginia,         3/12 at 101.00         N/R            689,618
                 Residential Care Facility First Mortgage Revenue Refunding
                 Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%, 3/01/23

          440   Lynchburg Industrial Development Authority, Virginia, Residential     7/17 at 100.00         N/R            443,102
                 Care Revenue Bonds, Westminster-Canterbury, Series 2007,
                 5.000%, 7/01/31

          830   Roanoke Industrial Development Authority, Virginia, Residential      12/16 at 100.00         N/R            820,140
                 Revenue Bonds, Virginia Lutheran Homes Incorporated,
                 Series 2006, 5.000%, 12/01/39

          350   Suffolk Industrial Development Authority, Virginia, Retirement        9/16 at 100.00         N/R            358,141
                 Facilities First Mortgage Revenue Bonds, Lake Prince Center,
                 Series 2006, 5.300%, 9/01/31


                                       53

NGB
Nuveen Virginia Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$         350   Virginia Beach Development Authority, Virginia, Residential Care     11/15 at 100.00         N/R     $      354,785
                 Facility Mortgage Revenue Bonds, Westminster Canterbury on
                 Chesapeake Bay, Series 2005, 5.000%, 11/01/22

          175   Winchester Industrial Development Authority, Virginia, Residential    1/15 at 100.00         N/R            178,428
                 Care Facility Revenue Bonds, Westminster-Canterbury of
                 Winchester Inc., Series 2005A, 5.200%, 1/01/27

------------------------------------------------------------------------------------------------------------------------------------
        5,795   Total Long-Term Care                                                                                      5,858,612
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)

          100   Bedford County Industrial Development Authority, Virginia,            2/08 at 102.00          B2            100,867
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax) (5)

           20   Bedford County Industrial Development Authority, Virginia,           12/09 at 101.00          B2             20,813
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1999A, 6.550%, 12/01/25
                 (Alternative Minimum Tax) (5)

          220   Goochland County Industrial Development Authority, Virginia,         12/08 at 101.00          B2            221,949
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax) (5)

          500   Hopewell Industrial Development Authority, Virginia, Environmental      No Opt. Call        CCC+            503,375
                 Improvement Revenue Bonds, Smurfit Stone Container
                 Corporation, Series 2005, 5.250%, 6/01/15

------------------------------------------------------------------------------------------------------------------------------------
          840   Total Materials                                                                                             847,004
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 24.4% (16.4% OF TOTAL INVESTMENTS)

          600   Arlington County, Virginia, General Obligation Bonds, Series 2006,    8/16 at 100.00         AAA            643,968
                 5.000%, 8/01/20

          500   Henrico County, Virginia, General Obligation Bonds, Series 2005,      7/15 at 100.00         AAA            538,095
                 5.000%, 7/15/16

        3,310   Leesburg, Virginia, General Obligation Public Improvement Bonds,      1/11 at 101.00         AAA          3,456,431
                 Series 2000, 5.125%, 1/15/21 - FGIC Insured

          700   Loudoun County, Virginia, General Obligation Bonds, Series 2006,     12/16 at 100.00         AAA            746,606
                 5.000%, 12/01/25

          500   Loudoun County, Virginia, General Obligation Public Improvement       6/15 at 100.00         AAA            534,650
                 Bonds, Series 2005B, 5.000%, 6/01/18

          535   Manassas Park, Virginia, General Obligation Bonds, Series 2007A,      4/17 at 100.00         AAA            565,843
                 5.000%, 4/01/29 (WI/DD, Settling 6/06/07) - CIFG Insured

          845   Newport News, Virginia, General Obligation Bonds, Series 2004C,       5/14 at 101.00          AA            904,556
                 5.000%, 5/01/16

          620   Richmond, Virginia, General Obligation Bonds, Series 2005A,           7/15 at 100.00         AAA            662,830
                 5.000%, 7/15/17 - FSA Insured

          400   Suffolk, Virginia, General Obligation Bonds, Series 2005,               No Opt. Call         Aa3            429,988
                 5.000%, 12/01/15

          400   Virginia Beach, Virginia, General Obligation Bonds, Series 2005,      1/16 at 100.00         AA+            425,460
                 5.000%, 1/15/20

        2,425   Virginia Beach, Virginia, General Obligation Public Improvement       6/11 at 101.00         AA+          2,531,312
                 Bonds, Series 2001, 5.000%, 6/01/21

------------------------------------------------------------------------------------------------------------------------------------
       10,835   Total Tax Obligation/General                                                                             11,439,739
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 19.2% (12.9% OF TOTAL INVESTMENTS)

          100   Bell Creek Community Development Authority, Virginia, Special         3/13 at 101.00         N/R            101,341
                 Assessment Bonds, Series 2003A, 6.750%, 3/01/22
          500   Broad Street Community Development Authority, Virginia, Revenue       6/13 at 102.00         N/R            564,180
                 Bonds, Series 2003, 7.500%, 6/01/33

                Buena Vista Public Recreational Facilities Authority, Virginia, Lease
                Revenue Bonds, Golf Course Project, Series 2005A:
          120    5.250%, 7/15/25 - ACA Insured                                        7/15 at 100.00           A            126,311
           95    5.500%, 7/15/35 - ACA Insured                                        7/15 at 100.00           A            100,934

        1,000   Culpeper Industrial Development Authority, Virginia, Lease Revenue    1/15 at 100.00         AAA          1,049,140
                 Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/22 -
                 MBIA Insured


                                       54

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         500   Fairfax County Economic Development Authority, Virginia, Lease        5/16 at 100.00         AA+     $      534,250
                 Revenue Bonds, Joint Public Uses Community Project,
                 Series 2006, 5.000%, 5/15/18

          580   Prince William County, Virginia, Certificates of Participation,       6/15 at 100.00         Aaa            611,053
                 County Facilities, Series 2005, 5.000%, 6/01/20 -
                 AMBAC Insured

          700   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA            793,989
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 -
                 AMBAC Insured

        3,000   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue     No Opt. Call         AAA          1,102,440
                 Bonds, Series 2005A, 0.000%, 7/01/29 - AMBAC Insured

        1,000   Spotsylvania County Industrial Development Authority, Virginia,       8/13 at 100.00         AAA          1,051,400
                 Lease Revenue Bonds, School Facilities, Series 2003B,
                 5.125%, 8/01/23 - AMBAC Insured

          600   Stafford County and Staunton Industrial Development Authority,        8/16 at 100.00         AAA            636,408
                 Virginia, Revenue Bonds, Virginia Municipal League and Virginia
                 Association of Counties Finance Program, Series 2006A,
                 5.000%, 8/01/23 - MBIA Insured

          960   Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan   10/10 at 101.00        BBB+          1,036,186
                 Note, Series 1999A, 6.375%, 10/01/19

          500   Virginia Beach Development Authority, Public Facilities Revenue       5/15 at 100.00          AA            527,030
                 Bonds, Series 2005A, 5.000%, 5/01/22

          350   Virginia Gateway Community Development Authority, Prince William      3/13 at 102.00         N/R            381,969
                 County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30

          345   Virginia Public School Authority, School Financing Bonds,             8/15 at 100.00         AA+            368,915
                 1997 Resolution, Series 2005C, 5.000%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
       10,350   Total Tax Obligation/Limited                                                                              8,985,546
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 24.2% (16.3% OF TOTAL INVESTMENTS)

        1,000   Capital Region Airport Authority, Richmond, Virginia, Revenue         7/15 at 100.00         AAA          1,057,830
                 Bonds, Richmond International Airport, Series 2005A,
                 5.000%, 7/01/18 - FSA Insured

        1,000   Chesapeake Bay Bridge and Tunnel Commission, Virginia,                  No Opt. Call         AAA          1,160,050
                 General Resolution Revenue Refunding Bonds, Series 1998,
                 5.500%, 7/01/25 - MBIA Insured

        3,000   Metropolitan Washington D.C. Airports Authority, Airport System      10/11 at 101.00         AAA          3,178,530
                 Revenue Bonds, Series 2001A, 5.500%, 10/01/27 -
                 MBIA Insured (Alternative Minimum Tax)

          250   Metropolitan Washington D.C. Airports Authority, Airport System      10/11 at 101.00         AAA            259,030
                 Revenue Bonds, Series 2001B, 5.000%, 10/01/21 -
                 MBIA Insured

          510   Metropolitan Washington D.C. Airports Authority, Airport System      10/16 at 100.00         AAA            529,227
                 Revenue Bonds, Series 2006, 5.000%, 10/01/36 - FGIC Insured
                 (Alternative Minimum Tax)

        1,500   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,           7/11 at 100.00         AAA          1,544,595
                 Series 2001A, 5.125%, 7/01/31 - FGIC Insured

          500   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,        2/15 at 100.00         AAA            526,125
                 5.000%, 2/01/23 - MBIA Insured

          500   Richmond Metropolitan Authority, Virginia, Revenue Refunding            No Opt. Call         AAA            558,005
                 Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 -
                 FGIC Insured

        1,225   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2          1,271,587
                 Bonds, Series 2001A, 5.250%, 8/01/23

        1,250   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2          1,276,013
                 Bonds, Series 2001B, 5.125%, 8/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,735   Total Transportation                                                                                     11,360,992
------------------------------------------------------------------------------------------------------------------------------------


                                       55

NGB
Nuveen Virginia Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 21.3% (14.3% OF TOTAL INVESTMENTS) (4)

$         500   Albemarle County Industrial Development Authority, Virginia,          1/12 at 100.00     N/R (4)     $      546,615
                 Residential Care Facility Revenue Bonds, Westminster
                 Canterbury of the Blue Ridge First Mortgage, Series 2001,
                 6.200%, 1/01/31 (Pre-refunded 1/01/12)

        1,000   Bristol, Virginia, Utility System Revenue Refunding Bonds,              No Opt. Call         AAA          1,068,660
                 Series 2001, 5.000%, 7/15/21 - FSA Insured (ETM)

          425   Loudoun County Industrial Development Authority, Virginia,            6/12 at 101.00     BBB (4)            467,980
                 Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A,
                 6.000%, 6/01/22 (Pre-refunded 6/01/12)

          320   Northern Mariana Islands, General Obligation Bonds, Series 2000A,     6/10 at 100.00         AAA            340,390
                 6.000%, 6/01/20 (Pre-refunded 6/01/10) - ACA Insured

          200   Pocahontas Parkway Association, Virginia, Senior Lien Revenue           No Opt. Call         AAA            200,592
                 Bonds, Route 895 Connector Toll Road, Series 1998A,
                 5.250%, 8/15/07 (ETM)

        1,500   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          1,596,405
                 Bonds, Series 2000A, 5.500%, 10/01/32

        1,500   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          1,595,430
                 Bonds, Series 2000A, 5.500%, 10/01/40

          340   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            350,190
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

          500   Richmond, Virginia, Public Utility Revenue Refunding Bonds,           1/12 at 100.00         AAA            523,790
                 Series 2002, 5.000%, 1/15/27 (Pre-refunded 1/15/12) -
                 FSA Insured

          280   Rockbridge County Industrial Development Authority, Virginia,           No Opt. Call      B2 (4)            293,602
                 Horse Center Revenue Refunding Bonds, Series 2001B,
                 6.125%, 7/15/11 (ETM)

          980   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 105.00      B2 (4)          1,102,461
                 Horse Center Revenue Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21 (Pre-refunded 7/15/11)

                Tobacco Settlement Financing Corporation of Virginia, Tobacco
                Settlement Asset-Backed Bonds, Series 2005:
          550    5.250%, 6/01/19 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA            572,759
          725    5.500%, 6/01/26 (Pre-refunded 6/01/15)                               6/15 at 100.00         AAA            788,017

          500   Virginia College Building Authority, Educational Facilities Revenue   2/12 at 100.00     AA+ (4)            523,995
                 Bonds, 21st Century College Program, Series 2002A,
                 5.000%, 2/01/22 (Pre-refunded 2/01/12)

------------------------------------------------------------------------------------------------------------------------------------
        9,320   Total U.S. Guaranteed                                                                                     9,970,886
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 2.3% (1.6% OF TOTAL INVESTMENTS)

        1,000   Mecklenburg County Industrial Development Authority, Virginia,       10/12 at 100.00        Baa1          1,110,800
                 Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                 6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       56

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.7% (3.8% OF TOTAL INVESTMENTS)

$       2,000   Henrico County, Virginia, Water and Sewer System Revenue              5/09 at 102.00         AA+     $    2,062,260
                 Refunding Bonds, Series 1999, 5.000%, 5/01/22

          595   Virginia Resources Authority, Clean Water State Revolving Fund       10/17 at 100.00         AAA            591,162
                 Revenue Bonds, Series 2007, Residuals 1006, 5.397%, 10/01/29 (IF)
------------------------------------------------------------------------------------------------------------------------------------
        2,595   Total Water and Sewer                                                                                     2,653,422
------------------------------------------------------------------------------------------------------------------------------------
$      68,620   Total Investments (cost $67,515,636) - 148.5%                                                            69,661,433
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                      1,246,453
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.2)%                                                        (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  46,907,886
                ====================================================================================================================

                         The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (IF)  Inverse floating rate investment.


                                 See accompanying notes to financial statements.

NNB
Nuveen Virginia Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.8% (3.2% OF TOTAL INVESTMENTS)

$       3,100   Tobacco Settlement Financing Corporation of Virginia, Tobacco         6/17 at 100.00         BBB     $    3,038,527
                 Settlement Asset Backed Bonds, Series 2007B1,
                 5.000%, 6/01/47

        1,430   Tobacco Settlement Financing Corporation of Virginia, Tobacco         6/17 at 100.00         BBB          1,105,547
                 Settlement Asset-Backed Bonds, Series 2007B2,
                 0.000%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
        4,530   Total Consumer Staples                                                                                    4,144,074
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 7.0% (4.7% OF TOTAL INVESTMENTS)

        1,000   Fairfax County Economic Development Authority, Virginia, Revenue      9/09 at 101.00         Aaa          1,037,950
                 Bonds, National Wildlife Federation, Series 1999,
                 5.375%, 9/01/29 - MBIA Insured

        1,000   Prince William County Industrial Development Authority, Virginia,    10/13 at 101.00          A3          1,058,610
                 Educational Facilities Revenue Bonds, Catholic Diocese of
                 Arlington, Series 2003, 5.500%, 10/01/33

        1,500   Puerto Rico Industrial, Tourist, Educational, Medical and            12/12 at 101.00        BBB-          1,575,420
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Refunding Bonds, Ana G. Mendez University
                 System, Series 2002, 5.375%, 12/01/21

          275   The Rector and Visitors of the University of Virginia, General        6/15 at 100.00         AAA            294,058
                 Revenue Bonds, Series 2005, 5.000%, 6/01/18

        2,000   Winchester Industrial Development Authority, Virginia, Educational   10/08 at 102.00         AAA          2,069,100
                 Facilities First Mortgage Revenue Bonds, Shenandoah
                 University, Series 1998, 5.250%, 10/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,775   Total Education and Civic Organizations                                                                   6,035,138
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 21.0% (14.1% OF TOTAL INVESTMENTS)

        1,500   Albemarle County Industrial Development Authority, Virginia,         10/12 at 100.00          A2          1,537,710
                 Hospital Revenue Bonds, Martha Jefferson Hospital,
                 Series 2002, 5.250%, 10/01/35

        3,000   Fauquier County Industrial Development Authority, Virginia,          10/12 at 102.00          AA          3,151,440
                 Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                 5.250%, 10/01/25 - RAAI Insured

        1,000   Fredericksburg Economic Development Authority, Virginia,                No Opt. Call          A3          1,065,530
                 Healthcare Revenue Bonds, Medicorp Health System,
                 Series 2007, 5.250%, 6/15/23

          675   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00          A3            686,360
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

        1,500   Harrisonburg Industrial Development Authority, Virginia, Hospital     8/16 at 100.00         AAA          1,568,010
                 Facilities Revenue Bonds, Rockingham Memorial Hospital,
                 Series 2006, 5.000%, 8/15/31 - AMBAC Insured

        1,000   Henrico County Economic Development Authority, Virginia,             11/12 at 100.00          A-          1,050,690
                 Revenue Bonds, Bon Secours Health System Inc., Series 2002A,
                 5.600%, 11/15/30

        1,155   Manassas Industrial Development Authority, Virginia, Hospital         4/13 at 100.00          A2          1,190,274
                 Revenue Bonds, Prince William Hospital, Series 2002,
                 5.250%, 4/01/33

        1,200   Norton Industrial Development Authority, Virginia, Hospital Revenue  12/11 at 101.00           A          1,284,948
                 Refunding and Improvement Bonds, Norton Community Hospital,
                 Series 2001, 6.000%, 12/01/22 - ACA Insured

        1,000   Prince William County Industrial Development Authority, Virginia,    10/08 at 102.00         Aaa          1,025,370
                 Hospital Facility Revenue Refunding Bonds, Potomac Hospital
                 Corporation of Prince William, Series 1998, 5.000%, 10/01/18 -
                 FSA Insured

        3,915   Roanoke Industrial Development Authority, Virginia, Hospital          7/12 at 100.00         AAA          4,148,412
                 Revenue Bonds, Carilion Health System, Series 2002A,
                 5.500%, 7/01/20 - MBIA Insured


                                       58

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         655   Stafford County Economic Development Authority, Virginia,             6/16 at 100.00          A3     $      681,266
                 Hospital Facilities Revenue Bonds, MediCorp Health System,
                 Series 2006, 5.250%, 6/15/31

          715   Winchester Industrial Development Authority, Virginia, Hospital       1/17 at 100.00         AA-            743,521
                 Revenue Bonds, Winchester Medical Center, Series 2007,
                 5.125%, 1/01/31

------------------------------------------------------------------------------------------------------------------------------------
       17,315   Total Health Care                                                                                        18,133,531
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 12.5% (8.4% OF TOTAL INVESTMENTS)

        7,485   Virginia Housing Development Authority, Commonwealth Mortgage         7/11 at 100.00         AAA          7,700,791
                 Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA Insured

          500   Virginia Housing Development Authority, Commonwealth Mortgage         1/15 at 100.00         AAA            493,080
                 Bonds, Series 2005C-C2, 4.750%, 10/01/32 (Alternative
                 Minimum Tax)

        2,600   Virginia Housing Development Authority, Commonwealth Mortgage         7/16 at 100.00         AAA          2,564,250
                 Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,585   Total Housing/Single Family                                                                              10,758,121
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 12.3% (8.3% OF TOTAL INVESTMENTS)

        1,300   Albemarle County Industrial Development Authority, Virginia,          1/17 at 100.00         N/R          1,291,927
                 Residential Care Facilities Mortgage Revenue Bonds,
                 Westminster-Cantebury of the Blue Ridge, Series 2007,
                 5.000%, 1/01/31

          650   Chesterfield County Health Center Commission, Virginia,              12/15 at 100.00         N/R            659,510
                 Mortgage Revenue Bonds, Lucy Corr Village, Series 2005,
                 5.625%, 12/01/39

          720   Fairfax County Economic Development Authority, Virginia,             10/17 at 100.00         N/R            732,672
                 Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                 House, Inc., Series 2007A, 5.125%, 10/01/37

          500   Fairfax County Economic Development Authority, Virginia,             10/16 at 100.00         BBB            490,970
                 Retirement Center Revenue Bonds, Greenspring Village,
                 Series 2006A, 4.750%, 10/01/26

          600   Henrico County Economic Development Authority, Virginia,                No Opt. Call        BBB-            603,606
                 Residential Care Facility Revenue Bonds, Westminster Canterbury
                 of Richmond, Series 2006, 5.000%, 10/01/35

        1,300   Industrial Development Authority of the County of Prince William,     1/17 at 100.00         N/R          1,325,090
                 Virginia, Residential Care Facility Revenue Bonds, Westminster at
                 Lake, First Mortgage, Series 2006, 5.125%, 1/01/26

        1,350   James City County Industrial Development Authority, Virginia,         3/12 at 101.00         N/R          1,432,283
                 Residential Care Facility First Mortgage Revenue Refunding
                 Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%, 3/01/23

          810   Lynchburg Industrial Development Authority, Virginia, Residential     7/17 at 100.00         N/R            815,711
                 Care Revenue Bonds, Westminster-Canterbury, Series 2007,
                 5.000%, 7/01/31

        1,670   Roanoke Industrial Development Authority, Virginia, Residential      12/16 at 100.00         N/R          1,650,160
                 Revenue Bonds, Virginia Lutheran Homes Incorporated,
                 Series 2006, 5.000%, 12/01/39

          650   Suffolk Industrial Development Authority, Virginia, Retirement        9/16 at 100.00         N/R            665,119
                 Facilities First Mortgage Revenue Bonds, Lake Prince Center,
                 Series 2006, 5.300%, 9/01/31

          650   Virginia Beach Development Authority, Virginia, Residential Care     11/15 at 100.00         N/R            658,886
                 Facility Mortgage Revenue Bonds, Westminster Canterbury on
                 Chesapeake Bay, Series 2005, 5.000%, 11/01/22

          325   Winchester Industrial Development Authority, Virginia, Residential    1/15 at 100.00         N/R            331,367
                 Care Facility Revenue Bonds, Westminster-Canterbury of
                 Winchester Inc., Series 2005A, 5.200%, 1/01/27

------------------------------------------------------------------------------------------------------------------------------------
       10,525   Total Long-Term Care                                                                                     10,657,301
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)

          165   Bedford County Industrial Development Authority, Virginia,            2/08 at 102.00          B2            166,431
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax) (5)


                                       59

NNB
Nuveen Virginia Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS (continued)

$         460   Goochland County Industrial Development Authority, Virginia,         12/08 at 101.00          B2     $      464,076
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax) (5)

        1,000   Hopewell Industrial Development Authority, Virginia, Environmental      No Opt. Call        CCC+          1,006,750
                 Improvement Revenue Bonds, Smurfit Stone Container
                 Corporation, Series 2005, 5.250%, 6/01/15

------------------------------------------------------------------------------------------------------------------------------------
        1,625   Total Materials                                                                                           1,637,257
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 25.0% (16.7% OF TOTAL INVESTMENTS)

          500   Arlington County, Virginia, General Obligation Bonds, Series 2006,    8/16 at 100.00         AAA            536,640
                 5.000%, 8/01/20

        1,750   Chesapeake, Virginia, General Obligation Bonds, Series 2001,         12/11 at 100.00          AA          1,870,505
                 5.500%, 12/01/16

        1,000   Loudoun County, Virginia, General Obligation Bonds, Series 2006,     12/16 at 100.00         AAA          1,066,580
                 5.000%, 12/01/25

        1,730   Loudoun County, Virginia, General Obligation Public Improvement      11/11 at 101.00         AAA          1,774,928
                 Bonds, Series 2001C, 4.500%, 11/01/17

           95   Loudoun County, Virginia, General Obligation Public Improvement       5/12 at 100.00         AAA            100,336
                 Bonds, Series 2002A, 5.250%, 5/01/22

        1,000   Loudoun County, Virginia, General Obligation Public Improvement       6/15 at 100.00         AAA          1,069,300
                 Bonds, Series 2005B, 5.000%, 6/01/18

        1,000   Manassas Park, Virginia, General Obligation Bonds, Series 2007A,      4/17 at 100.00         AAA          1,057,650
                 5.000%, 4/01/29 (WI/DD, Settling 6/06/07) - CIFG Insured

           40   Portsmouth, Virginia, General Obligation Public Utility Refunding     6/08 at 100.00         AAA             40,424
                 Bonds, Series 2001B, 5.000%, 6/01/21 - FGIC Insured

                Powhatan County, Virginia, General Obligation Bonds, Series 2001:
          660    5.000%, 1/15/23 - AMBAC Insured                                      1/11 at 101.00         AAA            683,628
        1,000    5.000%, 1/15/27 - AMBAC Insured                                      1/11 at 101.00         AAA          1,032,400

        1,000   Richmond, Virginia, General Obligation Bonds, Series 2004A,           7/14 at 100.00         AAA          1,053,040
                 5.000%, 7/15/21 - FSA Insured

                Roanoke, Virginia, General Obligation Public Improvement Bonds,
                Series 2002A:
        2,400    5.000%, 10/01/18                                                    10/12 at 101.00          AA          2,537,688
        2,435    5.000%, 10/01/19                                                    10/12 at 101.00          AA          2,570,605

        1,280   Roanoke, Virginia, General Obligation Public Improvement Bonds,      10/12 at 101.00         AAA          1,352,755
                 Series 2002B, 5.000%, 10/01/15 - FGIC Insured
                 (Alternative Minimum Tax)

        1,000   Staunton, Virginia, General Obligation Bonds, Series 2004,            2/14 at 101.00         AAA          1,136,880
                 6.250%, 2/01/25 - AMBAC Insured

          600   Virginia Beach, Virginia, General Obligation Bonds, Series 2005,      1/16 at 100.00         AA+            638,190
                 5.000%, 1/15/20

        1,500   Virginia Beach, Virginia, General Obligation Public Improvement       6/11 at 101.00         AA+          1,565,760
                 Bonds, Series 2001, 5.000%, 6/01/19

        1,420   Virginia Beach, Virginia, General Obligation Refunding and Public     3/12 at 100.00         AA+          1,475,806
                 Improvement Bonds, Series 2002, 5.000%, 3/01/21

------------------------------------------------------------------------------------------------------------------------------------
       20,410   Total Tax Obligation/General                                                                             21,563,115
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 18.3% (12.3% OF TOTAL INVESTMENTS)

          184   Bell Creek Community Development Authority, Virginia, Special         3/13 at 101.00         N/R            186,467
                 Assessment Bonds, Series 2003A, 6.750%, 3/01/22

        1,000   Broad Street Community Development Authority, Virginia,               6/13 at 102.00         N/R          1,128,360
                 Revenue Bonds, Series 2003, 7.500%, 6/01/33

                Buena Vista Public Recreational Facilities Authority, Virginia,
                Lease Revenue Bonds, Golf Course Project, Series 2005A:
          210    5.250%, 7/15/25 - ACA Insured                                        7/15 at 100.00           A            221,044
          165    5.500%, 7/15/35 - ACA Insured                                        7/15 at 100.00           A            175,306

          800   Fairfax County Economic Development Authority, Virginia, Lease        5/16 at 100.00         AA+            854,800
                 Revenue Bonds, Joint Public Uses Community Project,
                 Series 2006, 5.000%, 5/15/18


                                       60

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,800   Loudoun County Industrial Development Authority, Virginia,            3/13 at 100.00         AA+     $    1,886,346
                 Lease Revenue Refunding Bonds, Public Facility Project,
                 Series 2003, 5.000%, 3/01/19

        1,300   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,474,551
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 -
                 AMBAC Insured

        2,000   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call         AAA            734,960
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/29 -
                 AMBAC Insured

          400   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00        BBB-            416,336
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.250%, 7/01/27

          455   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB-            477,836
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

        1,000   Spotsylvania County Industrial Development Authority, Virginia,       8/13 at 100.00         AAA          1,051,400
                 Lease Revenue Bonds, School Facilities, Series 2003B,
                 5.125%, 8/01/23 - AMBAC Insured

        1,000   Stafford County and Staunton Industrial Development Authority,        8/16 at 100.00         AAA          1,060,680
                 Virginia, Revenue Bonds, Virginia Municipal League and Virginia
                 Association of Counties Finance Program, Series 2006A,
                 5.000%, 8/01/23 - MBIA Insured

          800   Virginia Beach Development Authority, Public Facilities Revenue       5/15 at 100.00          AA            843,248
                 Bonds, Series 2005A, 5.000%, 5/01/22

          685   Virginia Gateway Community Development Authority,                     3/13 at 102.00         N/R            747,568
                 Prince William County, Special Assessment Bonds, Series 2003,
                 6.375%, 3/01/30

        2,540   Virginia Public School Authority, School Financing Bonds,             8/11 at 101.00         AA+          2,654,503
                 1997 Resolution, Series 2001B, 5.000%, 8/01/19

          570   Virginia Public School Authority, School Financing Bonds,             8/15 at 100.00         AA+            609,512
                 1997 Resolution, Series 2005C, 5.000%, 8/01/17

        1,265   Virginia Resources Authority, Infrastructure Revenue Bonds,           5/10 at 101.00          AA          1,297,713
                 Pooled Loan Bond Program, Series 2001D, 5.000%, 5/01/26

------------------------------------------------------------------------------------------------------------------------------------
       16,174   Total Tax Obligation/Limited                                                                             15,820,630
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.5% (3.0% OF TOTAL INVESTMENTS)

        1,000   Metropolitan Washington D.C. Airports Authority, Airport System      10/12 at 100.00         AAA          1,032,150
                 Revenue Bonds, Series 2002A, 5.125%, 10/01/26 - FGIC Insured
                 (Alternative Minimum Tax)

          940   Metropolitan Washington D.C. Airports Authority, Airport System      10/16 at 100.00         AAA            975,438
                 Revenue Bonds, Series 2006, 5.000%, 10/01/36 - FGIC Insured
                 (Alternative Minimum Tax)

        1,500   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,        2/15 at 100.00         AAA          1,578,375
                 5.000%, 2/01/23 - MBIA Insured

          300   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00         Aa2            313,278
                 Bonds, Series 2001A, 5.250%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
        3,740   Total Transportation                                                                                      3,899,241
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 22.8% (15.3% OF TOTAL INVESTMENTS) (4)

          165   Albemarle County Industrial Development Authority, Virginia,          1/12 at 100.00     N/R (4)            180,383
                 Residential Care Facility Revenue Bonds, Westminster
                 Canterbury of the Blue Ridge First Mortgage, Series 2001,
                 6.200%, 1/01/31 (Pre-refunded 1/01/12)

        1,000   Bristol, Virginia, General Obligation Utility System Revenue Bonds,     No Opt. Call         AAA          1,090,700
                 Series 2002, 5.000%, 11/01/24 - FSA Insured (ETM)

          195   Fairfax County Water Authority, Virginia, Water Revenue Refunding     4/12 at 100.00         AAA            204,662
                 Bonds, Series 2002, 5.000%, 4/01/27 (Pre-refunded 4/01/12)


                                       61

NNB
Nuveen Virginia Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                Loudoun County Industrial Development Authority, Virginia, Hospital
                Revenue Bonds, Loudoun Hospital Center, Series 2002A:
$         250    6.000%, 6/01/22 (Pre-refunded 6/01/12)                               6/12 at 101.00     BBB (4)     $      275,283
          600    6.100%, 6/01/32 (Pre-refunded 6/01/12)                               6/12 at 101.00     BBB (4)            663,378

        1,840   Newport News, Virginia, General Obligation Bonds, General             7/13 at 100.00      AA (4)          1,948,100
                 Improvement and Water Projects, Series 2002A, 5.000%, 7/01/20
                 (Pre-refunded 7/01/13)

        1,000   Newport News, Virginia, General Obligation Bonds, Series 2003B,      11/13 at 100.00      AA (4)          1,061,590
                 5.000%, 11/01/22 (Pre-refunded 11/01/13)

          300   Pocahontas Parkway Association, Virginia, Senior Lien Revenue           No Opt. Call         AAA            300,888
                 Bonds, Route 895 Connector Toll Road, Series 1998A,
                 5.250%, 8/15/07 (ETM)

        2,750   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          2,924,955
                 Bonds, Series 2000A, 5.500%, 10/01/40

        1,100   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00    BBB- (4)          1,168,618
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.250%, 7/01/27 (Pre-refunded 7/01/12)

        1,345   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00         Aaa          1,436,823
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                 (Pre-refunded 2/01/12)

          490   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 105.00      B2 (4)            551,230
                 Horse Center Revenue Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21 (Pre-refunded 7/15/11)

                Salem, Virginia, General Obligation Public Improvement Bonds,
                Series 2002:
        1,145    5.375%, 1/01/21 (Pre-refunded 1/01/12)                               1/12 at 100.00     Aa3 (4)          1,216,952
        1,200    5.375%, 1/01/22 (Pre-refunded 1/01/12)                               1/12 at 100.00     Aa3 (4)          1,275,408
        1,260    5.375%, 1/01/23 (Pre-refunded 1/01/12)                               1/12 at 100.00     Aa3 (4)          1,339,178

                Tobacco Settlement Financing Corporation of Virginia, Tobacco
                Settlement Asset-Backed Bonds, Series 2005:
        1,050    5.250%, 6/01/19 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          1,093,449
        2,700    5.500%, 6/01/26 (Pre-refunded 6/01/15)                               6/15 at 100.00         AAA          2,934,684

------------------------------------------------------------------------------------------------------------------------------------
       18,390   Total U.S. Guaranteed                                                                                    19,666,281
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 2.6% (1.7% OF TOTAL INVESTMENTS)

        2,000   Mecklenburg County Industrial Development Authority, Virginia,       10/12 at 100.00        Baa1          2,221,600
                 Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                 6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 16.5% (11.1% OF TOTAL INVESTMENTS)

          805   Fairfax County Water Authority, Virginia, Water Revenue Refunding     4/12 at 100.00         AAA            831,436
                 Bonds, Series 2002, 5.000%, 4/01/27

                Henry County Public Service Authority, Virginia, Water and Sewerage
                Revenue Refunding Bonds, Series 2001:
        1,000    5.500%, 11/15/17 - FSA Insured                                         No Opt. Call         AAA          1,119,500
        3,000    5.500%, 11/15/19 - FSA Insured                                         No Opt. Call         AAA          3,395,430

                Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
        1,130    5.000%, 11/01/18 - FGIC Insured                                     11/11 at 100.00         AAA          1,174,138
        1,190    5.000%, 11/01/19 - FGIC Insured                                     11/11 at 100.00         AAA          1,235,994
        1,450    5.000%, 11/01/23 - FGIC Insured                                     11/11 at 100.00         AAA          1,502,780
        1,525    5.000%, 11/01/24 - FGIC Insured                                     11/11 at 100.00         AAA          1,580,510


                                       62

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,080   Virginia Resources Authority, Clean Water State Revolving Fund       10/17 at 100.00         AAA     $    1,073,034
                 Revenue Bonds, Series 2007, Residuals 1006,
                 5.397%, 10/01/29 (IF)

        2,250   Virginia Resources Authority, Water and Sewerage System               5/11 at 101.00          AA          2,319,840
                 Revenue Bonds, Caroline County Public Improvements Project,
                 Series 2001, 5.000%, 5/01/32
------------------------------------------------------------------------------------------------------------------------------------
       13,430   Total Water and Sewer                                                                                    14,232,662
------------------------------------------------------------------------------------------------------------------------------------
$     124,499   Total Investments (cost $124,020,171) - 149.1%                                                          128,768,951
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.5)%                                                                     (386,858)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.6)%                                                        (42,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  86,382,093
                ====================================================================================================================

                         The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES
                                           May 31, 2007
                                                                       MARYLAND         MARYLAND          MARYLAND         MARYLAND
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NMY)            (NFM)             (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $226,265,245, $91,193,616,
   $91,526,983 and $114,131,178, respectively)                     $233,686,765      $93,803,275       $94,082,939     $116,286,701
Cash                                                                    635,206               --            35,875          700,513
Receivables:
   Interest                                                           3,885,792        1,631,075         1,565,189        1,736,016
   Investments sold                                                     115,000          360,000            75,072               --
Other assets                                                              7,523            7,814             4,528            4,611
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                     238,330,286       95,802,164        95,763,603      118,727,841
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --          797,061                --               --
Floating rate obligations                                             2,800,000        1,133,000         1,133,000        1,400,000
Payable for investments purchased                                     1,200,000          500,000           500,000          620,000
Unrealized depreciation on forward swaps                                     --           39,197                --               --
Accrued expenses:
   Management fees                                                      125,239           34,413            30,703           31,111
   Other                                                                 64,865           27,332            25,631           28,923
Preferred share dividends payable                                        36,048            9,732             9,864            8,122
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               4,226,152        2,540,735         1,699,198        2,088,156
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               79,100,000       32,000,000        32,000,000       39,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $155,004,134      $61,261,429       $62,064,405     $ 77,639,685
====================================================================================================================================
Common shares outstanding                                            10,637,954        4,181,361         4,191,688        5,362,670
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)         $      14.57      $     14.65       $     14.81     $      14.48
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    106,380      $    41,814       $    41,917     $     53,627
Paid-in surplus                                                     147,763,730       59,335,928        59,476,610       75,690,468
Undistributed (Over-distribution of) net investment income              (54,806)         (79,783)          (41,412)        (138,732)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                             (232,690)        (606,992)           31,334         (121,201)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        7,421,520        2,570,462         2,555,956        2,155,523
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $155,004,134      $61,261,429       $62,064,405     $ 77,639,685
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                        VIRGINIA          VIRGINIA         VIRGINIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPV)             (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $191,342,034, $67,515,636
      and $124,020,171, respectively)                                               $197,768,381       $69,661,433     $128,768,951
Cash                                                                                          --                --               --
Receivables:
   Interest                                                                            2,960,512         1,031,691        1,736,780
   Investments sold                                                                    1,282,195         1,816,145          343,110
Other assets                                                                               9,246             7,744            6,304
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                      202,020,334        72,517,013      130,855,145
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                         3,495,616           993,075        1,330,367
Floating rate obligations                                                                     --                --               --
Payable for investments purchased                                                      1,600,355           565,142        1,056,340
Unrealized depreciation on forward swaps                                                  39,197                --               --
Accrued expenses:
   Management fees                                                                       105,573            26,192           41,905
   Other                                                                                  51,063            22,516           32,877
Preferred share dividends payable                                                         28,494             2,202           11,563
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                5,320,298         1,609,127        2,473,052
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                63,800,000        24,000,000       42,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $132,900,036       $46,907,886     $ 86,382,093
====================================================================================================================================
Common shares outstanding                                                              8,928,307         3,131,241        5,726,830
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)                          $      14.89       $     14.98     $      15.08
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $     89,283       $    31,312     $     57,268
Paid-in surplus                                                                      125,716,566        44,415,804       81,290,977
Undistributed (Over-distribution of) net investment income                                45,172           (81,479)        (117,479)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                               661,865           396,452          402,547
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                                         6,387,150         2,145,797        4,748,780
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $132,900,036       $46,907,886     $ 86,382,093
====================================================================================================================================
Authorized shares:
   Common                                                                              Unlimited         Unlimited        Unlimited
   Preferred                                                                           Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS
                                                         Year Ended May 31, 2007
                                                                       MARYLAND         MARYLAND          MARYLAND         MARYLAND
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NMY)            (NFM)             (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $11,309,507       $4,547,316        $4,494,578      $ 5,318,113
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,483,239          595,639           601,122          744,410
Preferred shares - auction fees                                         197,750           80,001            80,001           97,499
Preferred shares - dividend disbursing agent fees                        20,000           10,000            20,000           10,000
Shareholders' servicing agent fees and expenses                          22,282            1,834             1,162              992
Floating rate obligations interest expense and fees                      58,711           23,757            23,757           29,356
Custodian's fees and expenses                                            81,512           35,659            36,753           41,734
Trustees' fees and expenses                                               5,903            2,430             2,189            2,850
Professional fees                                                        21,143           13,594            15,827           15,926
Shareholders' reports - printing and mailing expenses                    34,162           14,796            16,631           18,528
Stock exchange listing fees                                               9,804              355               356              456
Investor relations expense                                               33,683           12,594            12,889           16,002
Other expenses                                                           18,830           14,081            14,357           24,356
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  1,987,019          804,740           825,044        1,002,109
   Custodian fee credit                                                 (18,703)         (13,295)           (9,278)         (11,568)
   Expense reimbursement                                                     --         (218,982)         (252,295)        (375,025)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,968,316          572,463           563,471          615,516
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 9,341,191        3,974,853         3,931,107        4,702,597
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                19,964          137,858           176,432          120,873
Net realized gain (loss) from forward swaps                                  --               --                --           33,256
Change in net unrealized appreciation (depreciation)
   of investments                                                     1,306,051          379,809           233,703          907,283
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                          --          (39,197)               --         (211,923)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                               1,326,015          478,470           410,135          849,489
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (2,475,539)        (986,560)         (969,809)      (1,185,502)
From accumulated net realized gains                                          --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (2,475,539)        (986,560)         (969,809)      (1,185,502)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                           $ 8,191,667       $3,466,763        $3,371,433      $ 4,366,584
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                        VIRGINIA          VIRGINIA         VIRGINIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                            (NPV)             (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $ 9,416,931        $3,436,799      $ 6,184,447
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,250,000           452,789          819,744
Preferred shares - auction fees                                                          159,501            59,999          105,000
Preferred shares - dividend disbursing agent fees                                         20,000            10,000           10,000
Shareholders' servicing agent fees and expenses                                           18,294               951            1,317
Floating rate obligations interest expense and fees                                           --                --               --
Custodian's fees and expenses                                                             57,027            28,413           44,016
Trustees' fees and expenses                                                                4,647             1,724            3,270
Professional fees                                                                         16,666            12,179           14,339
Shareholders' reports - printing and mailing expenses                                     31,010            13,150           20,264
Stock exchange listing fees                                                                9,848               266              486
Investor relations expense                                                                27,971             9,430           16,728
Other expenses                                                                            17,731            13,926           15,349
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                   1,612,695           602,827        1,050,513
   Custodian fee credit                                                                  (16,076)           (9,067)         (14,106)
   Expense reimbursement                                                                      --          (166,461)        (355,109)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           1,596,619           427,299          681,298
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  7,820,312         3,009,500        5,503,149
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                662,460           467,890          658,811
Net realized gain (loss) from forward swaps                                                   --                --               --
Change in net unrealized appreciation (depreciation)
   of investments                                                                         53,189           (52,127)         (33,280)
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                                      (39,197)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                  676,452           415,763          625,531
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                            (2,029,334)         (757,118)      (1,363,368)
From accumulated net realized gains                                                      (38,016)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                       (2,067,350)         (757,118)      (1,363,368)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                            $ 6,429,414        $2,668,145      $ 4,765,312
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS
                                       MARYLAND PREMIUM                   MARYLAND DIVIDEND                  MARYLAND DIVIDEND
                                        INCOME (NMY)                       ADVANTAGE (NFM)                   ADVANTAGE 2 (NZR)
                                -----------------------------       ----------------------------       -----------------------------
                                       YEAR              YEAR              YEAR             YEAR              YEAR             YEAR
                                      ENDED             ENDED             ENDED            ENDED             ENDED            ENDED
                                    5/31/07           5/31/06           5/31/07          5/31/06           5/31/07          5/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 9,341,191       $ 9,509,021       $ 3,974,853      $ 3,981,268       $ 3,931,107      $ 3,928,931
Net realized gain (loss)
   from investments                  19,964            83,005           137,858          (25,376)          176,432           (1,124)
Net realized gain (loss)
   from forward swaps                    --                --                --          (62,612)               --          (77,385)
Net realized gain (loss)
   from futures                          --                --                --               --                --               --
Change in net unrealized
   appreciation (depreciation)
   of investments                 1,306,051        (6,030,163)          379,809       (2,009,294)          233,703       (2,456,188)
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                      --                --           (39,197)          64,747                --           98,762
Distributions to
   Preferred Shareholders:
   From net investment income    (2,475,539)       (1,920,310)         (986,560)        (790,032)         (969,809)        (772,031)
   From accumulated net
      realized gains                     --           (31,400)               --               --                --          (14,225)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                8,191,667         1,610,153         3,466,763        1,158,701         3,371,433          706,740
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (7,114,011)       (8,311,346)       (3,120,217)      (3,532,953)       (3,190,218)      (3,484,393)
From accumulated net
   realized gains                        --          (260,035)               --               --                --         (115,219)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders        (7,114,011)       (8,571,381)       (3,120,217)      (3,532,953)       (3,190,218)      (3,599,612)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Offering costs adjustments            --                --                --               --                --               --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                92,621           298,649           152,937           84,704           156,976          119,407
Preferred shares offering costs
   adjustments                           --                --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares from
   capital share transactions        92,621           298,649           152,937           84,704           156,976          119,407
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares    1,170,277        (6,662,579)          499,483       (2,289,548)          338,191       (2,773,465)
Net assets applicable to Common
   shares at the beginning
   of year                      153,833,857       160,496,436        60,761,946       63,051,494        61,726,214       64,499,679
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $155,004,134      $153,833,857       $61,261,429      $60,761,946       $62,064,405      $61,726,214
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                 $    (54,806)     $    266,281       $   (79,783)     $    52,442       $   (41,412)     $   187,990
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       MARYLAND DIVIDEND                    VIRGINIA PREMIUM                 VIRGINIA DIVIDEND
                                       ADVANTAGE 3 (NWI)                     INCOME (NPV)                      ADVANTAGE (NGB)
                                -----------------------------       ----------------------------       -----------------------------
                                       YEAR              YEAR              YEAR             YEAR              YEAR             YEAR
                                      ENDED             ENDED             ENDED            ENDED             ENDED            ENDED
                                    5/31/07           5/31/06           5/31/07          5/31/06           5/31/07          5/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 4,702,597       $ 4,610,127       $ 7,820,312      $ 7,868,441       $ 3,009,500      $ 3,037,231
Net realized gain (loss)
   from investments                 120,873           163,785           662,460        1,639,045           467,890          255,078
Net realized gain (loss)
   from forward swaps                33,256           (75,241)               --               --                --               --
Net realized gain (loss)
   from futures                          --              (156)               --               --                --               --
Change in net unrealized
   appreciation (depreciation)
   of investments                   907,283        (2,948,764)           53,189       (7,073,360)          (52,127)      (1,918,503)
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                (211,923)          406,799           (39,197)              --                --               --
Distributions to
   preferred shareholders:
   From net investment income    (1,185,502)         (978,804)       (2,029,334)      (1,304,947)         (757,118)        (541,517)
   From accumulated net
      realized gains                     --                --           (38,016)        (231,433)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                4,366,584         1,177,746         6,429,414          897,746         2,668,145          832,289
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (3,570,184)       (3,826,714)       (6,247,006)      (7,081,332)       (2,464,212)      (2,732,873)
From accumulated
   net realized gains                    --                --          (191,731)      (2,160,808)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders        (3,570,184)       (3,826,714)       (6,438,737)      (9,242,140)       (2,464,212)      (2,732,873)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Offering costs adjustments            --                --                --               --                --               --
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                34,058            15,363           282,861          630,496            78,442           52,481
Preferred shares offering costs
   adjustments                           --                --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from capital
   share transactions                34,058            15,363           282,861          630,496            78,442           52,481
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares                 830,458        (2,633,605)          273,538       (7,713,898)          282,375       (1,848,103)
Net assets applicable to
   Common shares at the
   beginning of year             76,809,227        79,442,832       132,626,498      140,340,396        46,625,511       48,473,614
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $77,639,685       $76,809,227      $132,900,036     $132,626,498       $46,907,886      $46,625,511
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                  $  (138,732)      $   (84,856)     $     45,172     $    501,200       $   (81,479)     $   132,605
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS (continued)
                                                                                                              VIRGINIA DIVIDEND
                                                                                                              ADVANTAGE 2 (NNB)
                                                                                                       -----------------------------
                                                                                                              YEAR             YEAR
                                                                                                             ENDED            ENDED
                                                                                                           5/31/07          5/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                  $ 5,503,149      $ 5,449,719
Net realized gain (loss) from investments                                                                  658,811          147,265
Net realized gain (loss) from forward swaps                                                                     --         (161,404)
Net realized gain (loss) from futures                                                                           --               --
Change in net unrealized appreciation
   (depreciation) of investments                                                                           (33,280)      (3,264,225)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                                                              --          216,228
Distributions to Preferred Shareholders:
   From net investment income                                                                           (1,363,368)      (1,029,859)
   From accumulated net realized gains                                                                          --          (42,756)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                                                       4,765,312        1,314,968
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                              (4,420,783)      (4,841,986)
From accumulated net realized gains                                                                             --         (380,508)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                               (4,420,783)      (5,222,494)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Offering costs adjustments                                                                                   --           10,292
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                                                                                      150,558          148,139
Preferred shares offering costs adjustments                                                                     --           10,038
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares from
   capital share transactions                                                                              150,558          168,469
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                                             495,087       (3,739,057)
Net assets applicable to Common
   shares at the beginning of year                                                                      85,887,006       89,626,063
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                                                           $86,382,093      $85,887,006
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                                                         $  (117,479)      $  163,523
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Notes to
                        FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund
(NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI), Nuveen Virginia Premium Income Municipal Fund (NPV), Nuveen Virginia Dividend Advantage Municipal Fund (NGB) and Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB). Common shares of Maryland Premium Income (NMY) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange while Common shares of Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contract or futures contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2007, Maryland Premium Income (NMY), Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI), Virginia Premium Income
(NPV), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) had outstanding when-issued/delayed delivery purchase commitments of $1,200,000, $500,000, $500,000, $620,000, $1,600,355, $565,142 and $1,056,340, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal

Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                   MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NMY)        (NFM)        (NZR)        (NWI)
==================================================================================================================
Number of shares:
   Series M                                                              --        1,280           --           --
   Series T                                                              --           --           --        1,560
   Series W                                                           1,404           --           --           --
   Series TH                                                          1,760           --           --           --
   Series F                                                              --           --        1,280           --
------------------------------------------------------------------------------------------------------------------
Total                                                                 3,164        1,280        1,280        1,560
==================================================================================================================
                                                                                VIRGINIA     VIRGINIA     VIRGINIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
                                                                                   (NPV)        (NGB)        (NNB)
==================================================================================================================
Number of shares:
   Series M                                                                           --           --        1,680
   Series T                                                                          832           --           --
   Series W                                                                           --          960           --
   Series TH                                                                       1,720           --           --
   Series F                                                                           --           --           --
------------------------------------------------------------------------------------------------------------------
Total                                                                              2,552          960        1,680
==================================================================================================================

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater").

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investments in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards
(SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Floating rate obligations interest expense and fees" in the Statement of Operations.

During the fiscal year ended May 31, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2007, were as follows:

                                                                   MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NMY)        (NFM)        (NZR)        (NWI)
==================================================================================================================
Average floating rate obligations                               $ 1,511,233    $ 611,510    $ 611,510    $ 755,616
Average annual interest rate and fees                                 3.88%        3.88%        3.88%        3.89%
==================================================================================================================

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. Each Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. The Funds did not invest in any such instruments during the fiscal year ended May 31, 2007.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                          MARYLAND PREMIUM           MARYLAND DIVIDEND         MARYLAND DIVIDEND
                                            INCOME (NMY)              ADVANTAGE (NFM)          ADVANTAGE 2 (NZR)
                                        ---------------------      --------------------      --------------------
                                           YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                          ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                        5/31/07       5/31/06      5/31/07      5/31/06      5/31/07      5/31/06
-----------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to reinvestment
   of distributions                       6,252        19,420        9,782        5,298        9,920        7,521
=================================================================================================================
                                          MARYLAND DIVIDEND          VIRGINIA PREMIUM          VIRGINIA DIVIDEND
                                          ADVANTAGE 3 (NWI)            INCOME (NPV)             ADVANTAGE (NGB)
                                        ---------------------      --------------------      --------------------
                                           YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                          ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                        5/31/07       5/31/06      5/31/07      5/31/06      5/31/07      5/31/06
-----------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to reinvestment
   of distributions                       2,324         1,071       18,377       38,319        4,617        3,038
=================================================================================================================
                                                                                               VIRGINIA DIVIDEND
                                                                                               ADVANTAGE 2 (NNB)
                                                                                             --------------------
                                                                                                YEAR         YEAR
                                                                                               ENDED        ENDED
                                                                                             5/31/07      5/31/06
-----------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to reinvestment
   of distributions                                                                            9,265        8,839
=================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2007, were as follows:

                                                                   MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NMY)        (NFM)        (NZR)        (NWI)
==================================================================================================================
Purchases                                                       $33,382,065  $14,000,508  $11,125,971  $15,319,295
Sales and maturities                                             29,560,480   11,299,418    9,139,967   13,191,549
==================================================================================================================
                                                                                VIRGINIA     VIRGINIA     VIRGINIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
                                                                                   (NPV)        (NGB)        (NNB)
==================================================================================================================
Purchases                                                                    $36,465,445  $15,948,108  $26,792,214
Sales and maturities                                                          32,202,287   16,377,657   24,477,943
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2007, the cost of investments was as follows:

                                                                  MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                                                   PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                                                    INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                                     (NMY)        (NFM)        (NZR)         (NWI)
==================================================================================================================
Cost of investments                                           $223,430,916  $90,067,053  $90,438,232  $112,807,910
==================================================================================================================
                                                                               VIRGINIA     VIRGINIA      VIRGINIA
                                                                                PREMIUM     DIVIDEND      DIVIDEND
                                                                                 INCOME    ADVANTAGE   ADVANTAGE 2
                                                                                  (NPV)        (NGB)         (NNB)
==================================================================================================================
Cost of investments                                                        $191,034,790  $67,478,723  $123,943,055
==================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2007, were as follows:

                                                                  MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                                                   PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                                                    INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                                     (NMY)        (NFM)        (NZR)         (NWI)
==================================================================================================================
Gross unrealized:
   Appreciation                                                 $8,205,594   $2,820,167   $2,784,046    $2,601,457
   Depreciation                                                   (749,759)    (216,904)    (272,298)     (522,673)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments       $7,455,835   $2,603,263   $2,511,748    $2,078,784
==================================================================================================================
                                                                               VIRGINIA     VIRGINIA      VIRGINIA
                                                                                PREMIUM     DIVIDEND      DIVIDEND
                                                                                 INCOME    ADVANTAGE   ADVANTAGE 2
                                                                                  (NPV)        (NGB)         (NNB)
==================================================================================================================
Gross unrealized:
   Appreciation                                                              $7,261,662   $2,391,053    $5,105,213
   Depreciation                                                                (528,071)    (208,343)     (279,317)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                    $6,733,591   $2,182,710    $4,825,896
==================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2007, the Funds' tax year end, were as follows:

                                                                   MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NMY)        (NFM)        (NZR)        (NWI)
==================================================================================================================
Undistributed net tax-exempt income *                              $258,179     $142,245     $172,965     $127,885
Undistributed net ordinary income **                                 69,718           --           --        3,541
Undistributed net long-term capital gains                                --           --      128,819           --
==================================================================================================================
                                                                                VIRGINIA     VIRGINIA     VIRGINIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
                                                                                   (NPV)        (NGB)        (NNB)
==================================================================================================================
Undistributed net tax-exempt income *                                           $262,579     $ 77,723     $167,225
Undistributed net ordinary income **                                               8,291        3,355        1,499
Undistributed net long-term capital gains                                        661,863      396,454      408,716
==================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2007, paid on June 1, 2007.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended May 31, 2007 and May 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                   MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2007                                                                  (NMY)        (NFM)        (NZR)        (NWI)
==================================================================================================================
Distributions from net tax-exempt income ***                     $9,664,847   $4,128,452   $4,166,021   $4,771,527
Distributions from net ordinary income **                                --           --        6,683           --
Distributions from net long-term capital gains ****                      --           --          562           --
==================================================================================================================
                                                                                VIRGINIA     VIRGINIA     VIRGINIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
2007                                                                               (NPV)        (NGB)        (NNB)
==================================================================================================================
Distributions from net tax-exempt income ***                                  $8,317,694   $3,260,186   $5,809,897
Distributions from net ordinary income **                                             --           --           --
Distributions from net long-term capital gains ****                              229,747           --           --
==================================================================================================================

                                                                   MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2006                                                                  (NMY)        (NFM)        (NZR)        (NWI)
==================================================================================================================
Distributions from net tax-exempt income                        $10,253,086   $4,350,733   $4,281,497   $4,833,094
Distributions from net ordinary income **                            82,432           --          641           --
Distributions from net long-term capital gains                      291,303           --      114,999           --
==================================================================================================================
                                                                                VIRGINIA     VIRGINIA     VIRGINIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
2006                                                                               (NPV)        (NGB)        (NNB)
==================================================================================================================
Distributions from net tax-exempt income                                      $8,481,521   $3,279,786   $5,886,854
Distributions from net ordinary income **                                             --           --        2,260
Distributions from net long-term capital gains                                 2,392,241           --      354,292
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2007, as Exempt Interest Dividends.
**** The Funds hereby designate these amounts paid during the fiscal year ended
     May 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At May 31, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                MARYLAND     MARYLAND     MARYLAND
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME       INCOME  ADVANTAGE 3
                                                                                   (NMY)        (NFM)        (NWI)
==================================================================================================================
Expiration year:
   2009                                                                          $    --     $    774       $   --
   2010                                                                               --       37,159           --
   2011                                                                               --           --           --
   2012                                                                               --      430,282           --
   2013                                                                               --       15,613           --
   2014                                                                               --       62,054        8,870
   2015                                                                           28,576           --           --
------------------------------------------------------------------------------------------------------------------
Total                                                                            $28,576     $545,882       $8,870
==================================================================================================================

Maryland Dividend Advantage elected to defer net realized losses from investments incurred from November 1, 2006 through May 31, 2007 ("post-October losses") in accordance with federal income tax regulations. The post-October losses of $9,857 were treated as having arisen on the first day of the following taxable year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                           MARYLAND PREMIUM INCOME (NMY)
(INCLUDING NET ASSETS                              VIRGINIA PREMIUM INCOME (NPV)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
================================================================================
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                               MARYLAND DIVIDEND ADVANTAGE (NFM)
                                             MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
                                             MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
AVERAGE DAILY NET ASSETS                       VIRGINIA DIVIDEND ADVANTAGE (NGB)
(INCLUDING NET ASSETS                        VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
================================================================================
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2007, the complex-level fee rate was .1824%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
================================================================================
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Maryland Dividend Advantage's (NFM) and Virginia Dividend Advantage's (NGB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
JANUARY 31,                                   JANUARY 31,
================================================================================
2001*                        .30%             2007                          .25%
2002                         .30              2008                          .20
2003                         .30              2009                          .15
2004                         .30              2010                          .10
2005                         .30              2011                          .05
2006                         .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM) and Virginia Dividend Advantage (NGB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Maryland Dividend Advantage 2's (NZR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
SEPTEMBER 30,                                 SEPTEMBER 30,
================================================================================
2001*                        .30%             2007                          .25%
2002                         .30              2008                          .20
2003                         .30              2009                          .15
2004                         .30              2010                          .10
2005                         .30              2011                          .05
2006                         .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Maryland Dividend Advantage 3's (NWI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
SEPTEMBER 30,                                 SEPTEMBER 30,
================================================================================
2002*                        .32%             2007                          .32%
2003                         .32              2008                          .24
2004                         .32              2009                          .16
2005                         .32              2010                          .08
2006                         .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 3 (NWI) for any portion of its fees and expenses beyond September 30, 2010.

For the first ten years of Virginia Dividend Advantage 2's (NNB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
NOVEMBER 30,                                  NOVEMBER 30,
================================================================================
2001*                        .30%             2007                          .25%
2002                         .30              2008                          .20
2003                         .30              2009                          .15
2004                         .30              2010                          .10
2005                         .30              2011                          .05
2006                         .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Virginia Dividend Advantage 2 (NNB) for any portion of its fees and expenses beyond November 30, 2011.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by November 30, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 2, 2007, to shareholders of record on June 15, 2007, as follows:

                                 MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                  PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NMY)        (NFM)        (NZR)        (NWI)
================================================================================
Dividend per share                 $.0515       $.0585       $.0585       $.0525
================================================================================

                                              VIRGINIA     VIRGINIA     VIRGINIA
                                               PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NPV)        (NGB)        (NNB)
================================================================================
Dividend per share                              $.0530       $.0595       $.0595
================================================================================

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Funds. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing. The Merger Agreement includes a "go shop" provision through July 19, 2007, during which Nuveen Investments may actively solicit and negotiate competing takeover proposals.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

                        Financial
                        HIGHLIGHTS

                        Financial
                        HIGHLIGHTS


          Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                      Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment     Capital
                      Common                     Net       Income to        Gains to               Income to    Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common      Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-      Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders     holders      Total
====================================================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $14.47       $ .88      $  .12           $(.23)           $ --      $ .77        $(.67)       $ --      $(.67)
2006                   15.12         .89        (.56)           (.18)             --        .15         (.78)       (.02)      (.80)
2005                   14.28         .92         .92            (.10)             --       1.74         (.90)         --       (.90)
2004                   15.10         .96        (.81)           (.06)             --        .09         (.91)         --       (.91)
2003                   14.04        1.02        1.00            (.07)             --       1.95         (.89)         --       (.89)

MARYLAND DIVIDEND
ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                   14.57         .95         .12            (.24)             --        .83         (.75)         --       (.75)
2006                   15.13         .95        (.47)           (.19)             --        .29         (.85)         --       (.85)
2005                   14.43         .98         .75            (.10)             --       1.63         (.93)         --       (.93)
2004                   15.47        1.01       (1.07)           (.05)             --       (.11)        (.93)         --       (.93)
2003                   14.18        1.04        1.18            (.08)             --       2.14         (.86)         --       (.86)
====================================================================================================================================
                                                                       Total Returns
                                                                   ----------------------
                        Offering                                                   Based
                       Costs and      Ending                                          on
                       Preferred      Common                        Based         Common
                           Share       Share         Ending            on      Share Net
                    Underwriting   Net Asset         Market        Market          Asset
                       Discounts       Value          Value         Value*         Value*
=========================================================================================
MARYLAND PREMIUM
INCOME (NMY)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2007                        $ --      $14.57         $14.84          6.96%          5.35%
2006                          --       14.47          14.52         (2.94)          1.08
2005                          --       15.12          15.78         15.64          12.52
2004                          --       14.28          14.45        (10.77)           .64
2003                          --       15.10          17.15         15.22          14.33

MARYLAND DIVIDEND
ADVANTAGE (NFM)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2007                          --       14.65          15.28          5.51           5.74
2006                          --       14.57          15.19          2.51           1.95
2005                          --       15.13          15.63          6.22          11.60
2004                          --       14.43          15.62          2.99           (.69)
2003                         .01       15.47          16.08          9.98          15.55
=========================================================================================
                                                               Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                   Ratios to Average Net Assets
                                       Applicable to Common Shares                    Applicable to Common Shares
                                       Before Credit/Reimbursement                    After Credit/Reimbursement**
                              --------------------------------------------   -------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses        Expenses              Net      Expenses        Expenses             Net    Portfolio
                  to Common   Including       Excluding       Investment     Including       Excluding      Investment     Turnover
                Shares (000)   Interest++(a)   Interest++(a)      Income++    Interest++(a)   Interest++(a)     Income++       Rate
====================================================================================================================================
MARYLAND PREMIUM
INCOME (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007               $155,004        1.27%           1.23%            5.95%         1.26%           1.22%           5.96%          13%
2006                153,834        1.23            1.23             6.05          1.21            1.21            6.07           13
2005                160,496        1.24            1.24             6.22          1.23            1.23            6.22           10
2004                151,107        1.24            1.24             6.54          1.23            1.23            6.55           16
2003                159,415        1.26            1.26             7.00          1.25            1.25            7.01           16

MARYLAND DIVIDEND
ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                 61,261        1.30            1.26             6.06           .93             .89            6.43           12
2006                 60,762        1.26            1.26             5.99           .81             .81            6.44           14
2005                 63,051        1.26            1.26             6.11           .79             .79            6.57           11
2004                 60,041        1.24            1.24             6.34           .78             .78            6.80           10
2003                 64,338        1.26            1.26             6.54           .79             .79            7.01           12
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                     (000)    Per Share    Per Share         (000)    Per $1,000
================================================================================
MARYLAND PREMIUM
INCOME (NMY)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007              $79,100       $25,000      $73,990       $2,800        $84,609
2006               79,100        25,000       73,620           --             --
2005               79,100        25,000       75,726           --             --
2004               79,100        25,000       72,758           --             --
2003               79,100        25,000       75,384           --             --

MARYLAND DIVIDEND
ADVANTAGE (NFM)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007               32,000        25,000       72,860        1,133         83,314
2006               32,000        25,000       72,470           --             --
2005               32,000        25,000       74,259           --             --
2004               32,000        25,000       71,907           --             --
2003               32,000        25,000       75,264           --             --
================================================================================
* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  82-83 spread

                        Financial
                        HIGHLIGHTS (continued)

          Selected data for a Common share outstanding throughout each period:
                                                Investment Operations                                      Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment     Capital
                      Common                     Net       Income to        Gains to               Income to    Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common      Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-      Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders     holders      Total
====================================================================================================================================
MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $14.76        $.94      $  .10           $(.23)           $ --      $ .81        $(.76)       $ --      $(.76)
2006                   15.45         .94        (.59)           (.18)             --        .17         (.83)       (.03)      (.86)
2005                   14.64         .94         .90            (.09)             --       1.75         (.88)       (.06)      (.94)
2004                   15.71         .96       (1.08)           (.06)             --       (.18)        (.87)       (.02)      (.89)
2003                   14.01         .97        1.62            (.09)             --       2.50         (.81)         --       (.81)

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                   14.33         .88         .16            (.22)             --        .82         (.67)         --       (.67)
2006                   14.82         .86        (.46)           (.18)             --        .22         (.71)         --       (.71)
2005                   13.88         .86         .97            (.10)             --       1.73         (.78)       (.01)      (.79)
2004                   14.89         .87       (1.03)           (.06)             --       (.22)        (.79)         --       (.79)
2003(b)                14.33         .52         .75            (.05)             --       1.22         (.46)         --       (.46)
====================================================================================================================================
                                                                        Total Returns
                                                                    ----------------------
                         Offering                                                   Based
                        Costs and      Ending                                          on
                        Preferred      Common                        Based         Common
                            Share       Share         Ending            on      Share Net
                     Underwriting   Net Asset         Market        Market          Asset
                        Discounts       Value          Value         Value**        Value**
===========================================================================================
MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
-------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                         $ --      $14.81         $15.38          9.32%          5.56%
2006                           --       14.76          14.76          1.13           1.14
2005                           --       15.45          15.41         14.71          12.22
2004                           --       14.64          14.28         (2.90)         (1.16)
2003                          .01       15.71          15.60         12.71          18.39

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
-------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                           --       14.48          14.74         11.47           5.75
2006                           --       14.33          13.85          1.09           1.55
2005                           --       14.82          14.40         14.98          12.67
2004                           --       13.88          13.24         (5.97)         (1.51)
2003(b)                      (.20)      14.89          14.90          2.53           7.31
===========================================================================================
                                                               Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                    Ratios to Average Net Assets
                                      Applicable to Common Shares                     Applicable to Common Shares
                                      Before Credit/Reimbursement                     After Credit/Reimbursement***
                               --------------------------------------------  -------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable    Expenses        Expenses              Net     Expenses        Expenses             Net    Portfolio
                   to Common   Including       Excluding       Investment    Including       Excluding      Investment     Turnover
                 Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)     Income++       Rate
====================================================================================================================================
MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                 $62,064        1.32%           1.28%            5.86%         .90%            .86%           6.28%          10%
2006                  61,726        1.25            1.25             5.76          .77             .77            6.23           15
2005                  64,500        1.23            1.23             5.74          .77             .77            6.20           10
2004                  61,064        1.24            1.24             5.90          .78             .78            6.36           11
2003                  65,490        1.26            1.26             6.07          .80             .80            6.53           12

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  77,640        1.28            1.24             5.52          .79             .75            6.01           11
2006                  76,809        1.23            1.23             5.41          .73             .73            5.91           14
2005                  79,443        1.23            1.23             5.40          .74             .74            5.89           12
2004                  74,369        1.22            1.22             5.59          .73             .73            6.08           15
2003(b)               79,700        1.18*           1.18*            5.01*         .70*            .70*           5.50*          13
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                     (000)    Per Share    Per Share         (000)    Per $1,000
================================================================================
MARYLAND DIVIDEND
ADVANTAGE 2 (NZR)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007              $32,000       $25,000      $73,488       $1,133        $84,022
2006               32,000        25,000       73,224           --             --
2005               32,000        25,000       75,390           --             --
2004               32,000        25,000       72,706           --             --
2003               32,000        25,000       76,164           --             --

MARYLAND DIVIDEND
ADVANTAGE 3 (NWI)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007               39,000        25,000       74,769        1,400         84,314
2006               39,000        25,000       74,237           --             --
2005               39,000        25,000       75,925           --             --
2004               39,000        25,000       72,672           --             --
================================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.
(b) For the period September 25, 2002 (commencement of operations) through May 31, 2003.

                                 See accompanying notes to financial statements.


                                  84-85 spread

                        Financial
                        HIGHLIGHTS (continued)


          Selected data for a Common share outstanding throughout each period:
                                                 Investment Operations                                      Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment     Capital
                      Common                     Net       Income to        Gains to               Income to    Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common      Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-      Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders     holders      Total
====================================================================================================================================
VIRGINIA PREMIUM INCOME (NPV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $14.89       $ .88       $ .07           $(.23)           $ --*     $ .72        $(.70)      $(.02)    $ (.72)
2006                   15.82         .88        (.59)           (.15)           (.03)       .11         (.80)       (.24)     (1.04)
2005                   14.95         .93         .93            (.09)             --       1.77         (.90)         --       (.90)
2004                   15.93         .97        (.99)           (.05)             --       (.07)        (.91)         --       (.91)
2003                   14.69        1.00        1.21            (.07)             --       2.14         (.90)         --       (.90)

VIRGINIA DIVIDEND ADVANTAGE (NGB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                   14.91         .96         .14            (.24)             --        .86         (.79)         --       (.79)
2006                   15.52         .97        (.54)           (.17)             --        .26         (.87)         --       (.87)
2005                   14.42         .99        1.13            (.09)             --       2.03         (.93)         --       (.93)
2004                   15.43        1.02       (1.05)           (.05)             --       (.08)        (.93)         --       (.93)
2003                   14.23        1.02        1.10            (.07)             --       2.05         (.86)         --       (.86)
====================================================================================================================================
                                                                          Total Returns
                                                                      ----------------------
                           Offering                                                   Based
                          Costs and      Ending                                          on
                          Preferred      Common                        Based         Common
                              Share       Share         Ending            on      Share Net
                       Underwriting   Net Asset         Market        Market          Asset
                          Discounts       Value          Value         Value**        Value**
=============================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                           $ --      $14.89         $15.24          7.18%          4.89%
2006                             --       14.89          14.91         (9.98)          0.71
2005                             --       15.82          17.65         24.54          12.13
2004                             --       14.95          14.95        (10.70)          (.42)
2003                             --       15.93          17.67         15.27          14.99

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                             --       14.98          17.51          7.24           5.82
2006                             --       14.91          17.10          5.86           1.74
2005                             --       15.52          16.99         19.11          14.46
2004                             --       14.42          15.07         (8.11)          (.50)
2003                            .01       15.43          17.35         21.45          14.92
=============================================================================================
                                                             Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                  Ratios to Average Net Assets
                                        Applicable to Common Shares                   Applicable to Common Shares
                                        Before Credit/Reimbursement                   After Credit/Reimbursement***
                               --------------------------------------------  -------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable    Expenses        Expenses              Net     Expenses        Expenses             Net    Portfolio
                   to Common   Including       Excluding       Investment    Including       Excluding      Investment     Turnover
                 Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)     Income++       Rate
====================================================================================================================================
VIRGINIA PREMIUM
INCOME (NPV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                $132,900        1.20%           1.20%            5.80%        1.19%           1.19%           5.82%          16%
2006                 132,626        1.19            1.19             5.75         1.17            1.17            5.77           16
2005                 140,340        1.20            1.20             5.98         1.19            1.19            5.99           17
2004                 132,122        1.20            1.20             6.33         1.19            1.19            6.34           14
2003                 140,223        1.25            1.25             6.61         1.24            1.24            6.62           17

VIRGINIA DIVIDEND
ADVANTAGE (NGB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  46,908        1.27            1.27             5.99          .90             .90            6.36           23
2006                  46,626        1.26            1.26             5.93          .82             .82            6.38           16
2005                  48,474        1.28            1.28             6.13          .81             .81            6.59           15
2004                  44,988        1.24            1.24             6.39          .77             .77            6.86            7
2003                  48,102        1.28            1.28             6.45          .81             .81            6.92           10
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                     (000)    Per Share    Per Share         (000)    Per $1,000
================================================================================
VIRGINIA PREMIUM INCOME (NPV)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007              $63,800       $25,000      $77,077           $ --         $ --
2006               63,800        25,000       76,970             --           --
2005               63,800        25,000       79,992             --           --
2004               63,800        25,000       76,772             --           --
2003               63,800        25,000       79,946             --           --

VIRGINIA DIVIDEND ADVANTAGE (NGB)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007               24,000        25,000       73,862             --           --
2006               24,000        25,000       73,568             --           --
2005               24,000        25,000       75,493             --           --
2004               24,000        25,000       71,863             --           --
2003               24,000        25,000       75,106             --           --
================================================================================
* Per share Distributions from Capital Gains to Preferred Shareholders rounds to less than $.01 per share.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                  86-87 spread

                        Financial
                        HIGHLIGHTS (continued)


          Selected data for a Common share outstanding throughout each period:
                                                 Investment Operations                                      Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment     Capital
                      Common                     Net       Income to        Gains to               Income to    Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common      Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-      Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders     holders      Total
====================================================================================================================================
VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $15.02        $.96      $  .11           $(.24)           $ --      $ .83        $(.77)       $ --     $ (.77)
2006                   15.70         .95        (.52)           (.18)           (.01)       .24         (.85)       (.07)      (.92)
2005                   14.79         .96        1.13            (.09)           (.01)      1.99         (.89)       (.19)     (1.08)
2004                   16.02         .99       (1.22)           (.06)             --       (.29)        (.89)       (.05)      (.94)
2003                   14.31         .97        1.69            (.08)             --       2.58         (.84)       (.03)      (.87)
====================================================================================================================================
                                                                           Total Returns
                                                                      ----------------------
                           Offering                                                   Based
                          Costs and      Ending                                          on
                          Preferred      Common                        Based         Common
                              Share       Share         Ending            on      Share Net
                       Underwriting   Net Asset         Market        Market          Asset
                          Discounts       Value          Value         Value*         Value*
============================================================================================
VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
--------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                           $ --      $15.08         $16.73          6.96%          5.60%
2006                             --       15.02          16.40          3.45           1.53
2005                             --       15.70          16.74         21.96          13.75
2004                             --       14.79          14.65         (3.81)         (1.84)
2003                             --       16.02          16.14         14.58          18.51
============================================================================================
                                                             Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                  Ratios to Average Net Assets
                                        Applicable to Common Shares                   Applicable to Common Shares
                                        Before Credit/Reimbursement                   After Credit/Reimbursement**
                                -------------------------------------------  ------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable    Expenses       Expenses              Net     Expenses       Expenses             Net     Portfolio
                    to Common   Including      Excluding       Investment    Including      Excluding      Investment      Turnover
                  Shares (000)   Interest++(a)  Interest++(a)      Income++   Interest++(a)  Interest++(a)     Income++        Rate
====================================================================================================================================
VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $86,382        1.21%          1.21%            5.89%         .78%           .78%           6.31%           19%
2006                   85,887        1.19           1.19             5.75          .73            .73            6.21            10
2005                   89,626        1.19           1.19             5.74          .74            .74            6.19            13
2004                   84,248        1.20           1.20             5.99          .74            .74            6.44            16
2003                   91,065        1.21           1.21             6.01          .75            .75            6.47            15
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                     (000)    Per Share    Per Share         (000)    Per $1,000
================================================================================
VIRGINIA DIVIDEND
ADVANTAGE 2 (NNB)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007              $42,000       $25,000      $76,418         $ --           $ --
2006               42,000        25,000       76,123           --             --
2005               42,000        25,000       78,349           --             --
2004               42,000        25,000       75,148           --             --
2003               42,000        25,000       79,206           --             --
================================================================================
* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  88-89 spread

                        Board Members & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX    INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY        DIRECTORSHIPS
                                                                    BOARD MEMBER       DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

o  TIMOTHY R. SCHWERTFEGER(1)                                                          Director (since 1996) and Non-executive
   3/28/49                     Chairman of           1994                              Chairman (since July 1, 2007) formerly,
   333 W. Wacker Drive         the Board             ANNUAL                176         Chairman (1996-June 30, 2007) of Nuveen
   Chicago, IL 60606           and Board Member                                        Investments, Inc., Nuveen Investments, LLC;
                                                                                       Chairman and Director (since 1997) of Nuveen
                                                                                       Asset Management; Chairman and Director of
                                                                                       Rittenhouse Asset Management, Inc. (since
                                                                                       1999); Chairman of Nuveen Investments
                                                                                       Advisers Inc. (since 2002); formerly,
                                                                                       Chairman and Director (1996-2004) Nuveen
                                                                                       Advisory Corp. and Nuveen Institutional
                                                                                       Advisory Corp.(3); formerly, Director
                                                                                       (1996-2006) of Institutional Capital
                                                                                       Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

o  ROBERT P. BREMNER                                                                   Private Investor and Management Consultant.
   8/22/40                     Lead                  1997
   333 W. Wacker Drive         Independent           CLASS III             176
   Chicago, IL 60606           Board member

o  JACK B. EVANS                                                                       President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                              private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             176         1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                   Fire Group, a publicly held company; Member
                                                                                       of the Board of Regents for the State of
                                                                                       Iowa University System; Director, Gazette
                                                                                       Companies; Life Trustee of Coe College and
                                                                                       Iowa College Foundation; Member of the
                                                                                       Advisory Council of the Department of
                                                                                       Finance in the Tippie College of Business,
                                                                                       University of Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly, Director, Federal
                                                                                       Reserve Bank of Chicago; formerly, President
                                                                                       and Chief Operating Officer, SCI Financial
                                                                                       Group, Inc., a regional financial services
                                                                                       firm.

o  WILLIAM C. HUNTER                                                                   Dean, Tippie College of Business, University
   3/6/48                                            2004                              of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          CLASS II              176         and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                   School of Business at the University of
                                                                                       Connecticut (2003-2006); previously, Senior
                                                                                       Vice President and Director of Research at
                                                                                       the Federal Reserve Bank of Chicago
                                                                                       (1995-2003); Director (since 1997), Credit
                                                                                       Research Center at Georgetown University;
                                                                                       Director (since 2004) of Xerox Corporation;
                                                                                       Director, SS&C Technologies, Inc. (May
                                                                                       2005-October 2005).


                                       90

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX    INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY        DIRECTORSHIPS
                                                                    BOARD MEMBER       DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

o  DAVID J. KUNDERT                                                                    Director, Northwestern Mutual Wealth
   10/28/42                                          2005                              Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          CLASS II              174         Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                   President and CEO, Banc One Investment
                                                                                       Advisors Corporation, and President, One
                                                                                       Group Mutual Funds; prior thereto, Executive
                                                                                       Vice President, Banc One Corporation and
                                                                                       Chairman and CEO, Banc One Investment
                                                                                       Management Group; Board of Regents, Luther
                                                                                       College; member of the Wisconsin Bar
                                                                                       Association; member of Board of Directors,
                                                                                       Friends of Boerner Botanical Gardens; member
                                                                                       of Board of Directors, Milwaukee Repertory
                                                                                       Theater.

o  WILLIAM J. SCHNEIDER                                                                Chairman of Miller-Valentine Partners Ltd.,
   9/24/44                                           1997                              a real estate investment company; formerly,
   333 W. Wacker Drive         Board member          ANNUAL                176         Senior Partner and Chief Operating Officer
   Chicago, IL 60606                                                                   (retired, 2004) of Miller-Valentine Group;
                                                                                       formerly, Vice President, Miller-Valentine
                                                                                       Realty; Board Member, Chair of the Finance
                                                                                       Committee and member of the Audit Committee
                                                                                       of Premier Health Partners, the
                                                                                       not-for-profit company of Miami Valley
                                                                                       Hospital; Vice President, Dayton
                                                                                       Philharmonic Orchestra Association; Board
                                                                                       Member, Regional Leaders Forum, which
                                                                                       promotes cooperation on economic development
                                                                                       issues; Director, Dayton Development
                                                                                       Coalition; formerly, Member, Community
                                                                                       Advisory Board, National City Bank, Dayton,
                                                                                       Ohio and Business Advisory Council,
                                                                                       Cleveland Federal Reserve Bank.

o  JUDITH M. STOCKDALE                                                                 Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                              Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               176         thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                   Protection Fund (from 1990 to 1994).

o  CAROLE E. STONE                                                                     Director, Chicago Board Options Exchange
   6/28/47                                           2007                              (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          CLASS I               176         Association Oversight Board (since 2005);
   Chicago, IL 60606                                                                   Commissioner, New York State Commission on
                                                                                       Public Authority Reform (since 2005);
                                                                                       formerly Director, New York State Division
                                                                                       of the Budget (2000-2004), Chair, Public
                                                                                       Authorities Control Board (2000-2004) and
                                                                                       Director, Local Government Assistance
                                                                                       Corporation (2000-2004).

o  EUGENE S. SUNSHINE                                                                  Senior Vice President for Business and
   1/22/50                                           2005                              Finance, Northwestern University (since
   333 W. Wacker Drive         Board member          CLASS II              176         1997); Director (since 2003), Chicago Board
   Chicago, IL 60606                                                                   Options Exchange; Chairman (since 1997),
                                                                                       Board of Directors, Rubicon, a pure captive
                                                                                       insurance company owned by Northwestern
                                                                                       University; Director (since 1997), Evanston
                                                                                       Chamber of Commerce and Evanston Inventure,
                                                                                       a business development organization;
                                                                                       Director (since 2006), Pathways, a provider
                                                                                       of therapy and related information for
                                                                                       physically disabled infants and young
                                                                                       children; formerly, Director (2003-2006),
                                                                                       National Mentor Holdings, a privately-held,
                                                                                       national provider of home and
                                                                                       community-based services.


                                       91

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

o  GIFFORD R. ZIMMERMAN                                                                Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                   Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  176         formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                 General Counsel, of Nuveen Investments, LLC;
                                                                                       Managing Director (since 2002) and Assistant
                                                                                       Secretary and Associate General Counsel,
                                                                                       formerly, Vice President (since 1997), of
                                                                                       Nuveen Asset Management; Managing Director
                                                                                       (since 2004) and Assistant Secretary (since
                                                                                       1994) of Nuveen Investments, Inc.; Assistant
                                                                                       Secretary of NWQ Investment Management
                                                                                       Company, LLC. (since 2002); Vice President
                                                                                       and Assistant Secretary of Nuveen
                                                                                       Investments Advisers Inc. (since 2002);
                                                                                       Managing Director, Associate General Counsel
                                                                                       Assistant Secretary of Rittenhouse Asset
                                                                                       Management, Inc., Symphony Asset Management
                                                                                       LLC (since 2003), Tradewinds Global
                                                                                       Investors, LLC and Santa Barbara Asset
                                                                                       Management, LLC; (since 2006); formerly,
                                                                                       Managing Director (2002-2004), General
                                                                                       Counsel (1998-2004) and Assistant Secretary,
                                                                                       formerly, Vice President of Nuveen Advisory
                                                                                       Corp. and Nuveen Institutional Advisory
                                                                                       Corp.(3); Chartered Financial Analyst.

o  WILLIAMS ADAMS IV                                                                   Executive Vice President, U.S. Structured
   6/9/55                                                                              Products of Nuveen Investments, LLC, (since
   333 West Wacker Drive       Vice President        2007                  119         1999), prior thereto, Managing Director of
   Chicago, IL 60606                                                                   Structured Investments.

o  JULIA L. ANTONATOS                                                                  Managing Director (since 2005), formerly
   9/22/63                                                                             Vice President (since 2002) of Nuveen
   333 W. Wacker Drive         Vice President        2004                  176         Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                   Analyst.

o  CEDRIC H. ANTOSIEWICZ                                                               Managing Director, (since 2004) previously,
   1/11/62                                                                             Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  119         Investments, LLC.
   Chicago, IL 60606

o  MICHAEL T. ATKINSON                                                                 Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                          Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  176
   Chicago, IL 60606           Secretary

o  PETER H. D'ARRIGO                                                                   Vice President and Treasurer of Nuveen
   11/28/67                                                                            Investments, LLC and of Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999                  176         Inc. (since 1999); Vice President and
   Chicago, IL 60606                                                                   Treasurer of Nuveen Asset Management (since
                                                                                       2002) and of Nuveen Investments Advisers
                                                                                       Inc. (since 2002); Assistant Treasurer of
                                                                                       NWQ Investment Management Company, LLC.
                                                                                       (since 2002); Vice President and Treasurer
                                                                                       of Nuveen Rittenhouse Asset Management, Inc.
                                                                                       (since 2003); Treasurer of Symphony Asset
                                                                                       Management LLC (since 2003) and Santa
                                                                                       Barbara Asset Management, LLC (since 2006);
                                                                                       Assistant Treasurer, Tradewinds Global
                                                                                       Investors, LLC (since 2006); formerly, Vice
                                                                                       President and Treasurer (1999-2004) of
                                                                                       Nuveen Advisory Corp. and Nuveen
                                                                                       Institutional Advisory Corp.(3); Chartered
                                                                                       Financial Analyst.

o  LORNA C. FERGUSON                                                                   Managing Director (since 2004), formerly,
   10/24/45                                                                            Vice President of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        1998                  176         Managing Director (2004) formerly, Vice
   Chicago, IL 60606                                                                   President (1998-2004) of Nuveen Advisory
                                                                                       Corp. and Nuveen Institutional Advisory
                                                                                       Corp.(3); Managing Director (since 2005) of
                                                                                       Nuveen Asset Management.


                                       92

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

o  WILLIAM M. FITZGERALD                                                               Managing Director (since 2002), formerly,
   3/2/64                                                                              Vice President of Nuveen Investments, LLC;
   333 W. Wacker Drive         Vice President        1995                  176         Managing Director (1997-2004) of Nuveen
   Chicago, IL 60606                                                                   Advisory Corp. and Nuveen Institutional
                                                                                       Advisory Corp.(3); Managing Director (since
                                                                                       2001) of Nuveen Asset Management; Vice
                                                                                       President (since 2002) of Nuveen Investments
                                                                                       Advisers Inc.; Chartered Financial Analyst.

o  STEPHEN D. FOY                                                                      Vice President (since 1993) and Funds
   5/31/54                     Vice President                                          Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  176         Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                   and Funds Controller (1998-2004) of Nuveen
                                                                                       Investments, Inc.; Certified Public
                                                                                       Accountant.

o  WALTER M. KELLY                                                                     Assistant Vice President and Assistant
   2/24/70                     Chief Compliance                                        Secretary of the Nuveen Funds (2003-2006);
   333 West Wacker Drive       Officer and           2003                  176         Vice President (since 2006) formerly,
   Chicago, IL 60606           Vice President                                          Assistant Vice President and Assistant
                                                                                       General Counsel (2003-2006) of Nuveen
                                                                                       Investments, LLC; previously, Associate
                                                                                       (2001-2003) at the law firm of Vedder,
                                                                                       Price, Kaufman & Kammholz.

o  DAVID J. LAMB                                                                       Vice President (since 2000) of Nuveen
   3/22/63                                                                             Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  176         Accountant.
   Chicago, IL 60606

o  TINA M. LAZAR                                                                       Vice President of Nuveen Investments, LLC
   8/27/61                                                                             (since 1999).
   333 W. Wacker Drive         Vice President        2002                  176
   Chicago, IL 60606

o  LARRY W. MARTIN                                                                     Vice President, Assistant Secretary and
   7/27/51                     Vice President                                          Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  176         Investments, LLC; formerly, Vice President
   Chicago, IL 60606           Secretary                                               and Assistant Secretary of Nuveen Advisory
                                                                                       Corp. and Nuveen Institutional Advisory
                                                                                       Corp.(3); Vice President (since 2005) and
                                                                                       Assistant Secretary of Nuveen Investments,
                                                                                       Inc.; Vice President (since 2005) and
                                                                                       Assistant Secretary (since 1997) of Nuveen
                                                                                       Asset Management; Vice President (since
                                                                                       2000), Assistant Secretary and Assistant
                                                                                       General Counsel (since 1998) of Rittenhouse
                                                                                       Asset Management, Inc.; Vice President and
                                                                                       Assistant Secretary of Nuveen Investments
                                                                                       Advisers Inc. (since 2002); Assistant
                                                                                       Secretary of NWQ Investment Management
                                                                                       Company, LLC (since 2002), Symphony Asset
                                                                                       Management LLC (since 2003) and Tradewinds
                                                                                       Global Investors, LLC and Santa Barbara
                                                                                       Asset Management, LLC (since 2006).

o  KEVIN J. MCCARTHY                                                                   Vice President and Assistant General
   3/26/66                     Vice President                                          Counsel, Nuveen Investments, LLC (since
   333 W. Wacker Drive         and Secretary         2007                  176         2007); prior thereto, Partner, Bell, Boyd &
   Chicago, IL 60606                                                                   Lloyd LLP (1997-2007)

o  JOHN V. MILLER                                                                      Managing Director (since 2007), formerly,
   4/10/67                                                                             Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  176         Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                   Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
        APPROVAL PROCESS


The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 21-23, 2007 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of the Funds. At each of its quarterly meetings, the Board reviews investment performance and various matters relating to the respective Fund's operations, including the Fund's compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Trustees received information on particular matters as the need arose. In considering whether to renew the respective advisory contract with the Fund Adviser at the May Meeting, the independent Trustees also received extensive materials well in advance of their meeting which outlined, among other things:

o    the nature, extent and quality of services provided by the Fund Adviser;

o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

o the Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

o    the expenses of the Fund Adviser in providing the various services;

o the advisory fees and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

o    the soft dollar practices of the Fund Adviser, if any; and

o from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board.

Prior to and after the presentations and reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. In addition, as noted, the Trustees met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Trustees also relied upon their knowledge resulting from their meetings and other interactions throughout the year of the Fund Adviser, its services and the Funds. It is with this background that the Trustees considered each advisory contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen has taken for the municipal fund product line. As noted, the Trustees are already familiar with the organization, operations and personnel of the Fund Adviser due to the Trustees' experience in governing the respective Fund and working with NAM on matters relating to the Funds. With respect to personnel, the Trustees recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, with respect to the municipal funds advised by NAM, the Trustees reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging team, risk management team (e.g., reviewing credit quality, duration limits, derivative use, as applicable), and investment operations (such as, enhancements to trading procedures, pricing procedures, and client services). The Trustees recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to NAM, NAM provides the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the respective Fund, including,

o    product management;

o    fund administration;

o    oversight of shareholder services and other fund service providers;

o    administration of Board relations;

o    regulatory and portfolio compliance; and

o    legal support services.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, NAM's compliance activities for the Funds and enhancements thereto. In this regard, the Trustees recognized the quality of NAM's compliance team. The Trustees further noted NAM's negotiations with other service providers and the corresponding reduction in certain service providers' fees.

With respect to closed-end funds, in addition to the foregoing services, the Trustees also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

o    maintaining shareholder communications;

o    providing advertising for closed-end funds;

o    maintaining its closed-end fund website;

o    continual contact with financial advisers;

o    providing educational symposia;

o conducting research with investors and financial analysis regarding closed-end funds; and

o    evaluating secondary market performance.

With respect to Funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by, among other things:

o    maintaining an in-house trading desk;

o    maintaining a product manager for the preferred shares;

o    developing distribution for preferred shares with new market participants;

o    maintaining an orderly auction process;

o    managing leverage and risk management of leverage; and

o maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). With respect to municipal funds, the Trustees reviewed portfolio level performance against customized benchmarks, as described in further detail below.

In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund may not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group.

With respect to state specific municipal funds, the Trustees also recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, municipal funds that do not have corresponding state-specific Performance Peer Groups are from all states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania. However, with respect to Funds based on Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen Funds may dominate the category to such an extent that performance information for such Funds was also compared to the more general category for all states (other than New York and California).

With respect to municipal funds, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Trustees have noted the relative total return underperformance in recent years compared to peers. The Trustees reviewed materials and discussed with the Fund Adviser the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the Funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Trustees also considered a Fund's dividend performance and the extent of any secondary market discounts. The Trustees noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a Fund's investment strategy is necessary or appropriate and are satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain Funds launched since 1999). The Trustees further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. In reviewing the comparison of fee and expense information, the Trustees recognized that in certain cases, the Fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impact the comparisons thereby limiting some of their usefulness. With respect to municipal closed-end funds, the Trustees also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such other clients include municipal managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Trustees considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds (as discussed above) is more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF FUND ADVISERS

     In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Trustees reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Trustees noted this information supplements the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Trustees noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Trustees also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Trustees have recognized the subjective nature in determining profitability which may be affected by numerous factors, including, the allocation of expenses. Further, the Trustees have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Trustees also designated an independent Trustee as a point person for the Board to review the methodology determinations during the year and any refinements thereto and report back to them. The Trustees also reviewed the comparisons of Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. In reviewing profitability, the Trustees recognized Nuveen's increased investment into its fund business. Based on its review, the Trustees concluded that they were satisfied that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved in 2004 a complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees noted that the last breakpoint for the complex-wide fee schedule is at the $91 billion level and anticipate further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders subject to further evaluation of the complex-wide fee schedule as assets in the complex increase.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Trustees considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

F. OTHER CONSIDERATIONS

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including the independent Trustees, unanimously concluded that the terms of the NAM Investment Management Agreements are fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the renewal of the NAM Investment Management Agreements should be approved.

Reinvest Automatically
 EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

Glossary of
TERMS USED in this REPORT


o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

For Funds listed on the New York Stock Exchange, each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGE

In February 2007, the Board of Trustees voted to remove investment policy restrictions that limited the territorial bond holdings of these Funds to a maximum of 10 percent of net assets. This change will give the Funds' portfolio managers greater flexibility to achieve its investment objectives.


BOARD OF TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $166 billion in assets, as of March 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.


FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/ETF

                                    SHARE PRICES
                                    FUND DETAILS
                                    DAILY FINANCIAL NEWS
                                    INVESTOR EDUCATION
                                    INTERACTIVE PLANNING TOOLS

                                                                     EAN-A-0507D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Nuveen Maryland Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
--------------------------------------------------------------------------------------------------------------------------
May 31, 2007                            $ 8,827                 $ 0                 $  0                  $ 2,250
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                  0%                   0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------
May 31, 2006                            $ 8,374                 $ 0                 $499                  $ 2,850
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                  0%                   0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                  AUDIT-RELATED FEES        TAX FEES BILLED TO           ALL OTHER FEES
                                 BILLED TO ADVISER AND          ADVISER AND             BILLED TO ADVISER
                                    AFFILIATED FUND           AFFILIATED FUND          AND AFFILIATED FUND
                                   SERVICE PROVIDERS       SERVICE PROVIDERS (1)        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
May 31, 2007                              $ 0                     $     0                      $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                        0%                          0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
May 31, 2006                              $ 0                     $ 2,400                      $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                        0%                          0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Ernst & Young LLP will no longer prepare the fund tax returns.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                               AFFILIATED FUND SERVICE       TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS       BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE      AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES     OPERATIONS AND FINANCIAL      PROVIDERS (ALL OTHER
                                          BILLED TO FUND       REPORTING OF THE FUND)             ENGAGEMENTS)             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2007                                $ 2,250                    $     0                         $ 0                $ 2,250
May 31, 2006                                $ 3,349                    $ 2,400                         $ 0                $ 5,749

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider, Eugene S. Sunshine and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

     The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                         FUND

CATHRYN P. STEEVES           Nuveen Maryland Dividend Advantage Municipal Fund

     Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:


                                                   TYPE OF ACCOUNT                         NUMBER OF
PORTFOLIO MANAGER                                     MANAGED                               ACCOUNTS         ASSETS
---------------------------------------------------------------------------------------------------------------------------

 Cathryn P. Steeves                       Registered Investment Company                        41         $8.151 billion
                                          Other Pooled Investment Vehicles                     -0-        $0
                                          Other Accounts                                       -0-        $0


* Assets are as of May 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

     Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2007, the S&P/Investortools Municipal Bond index was comprised of 50,300 securities with an aggregate current market value of $985.260 billion.

     Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

     Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

     Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

     Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and
(3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

     Beneficial Ownership of Securities. As of the May 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-------------------------- ---------------------------------------------- ----------------- ----------------------
                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                          EQUITY            IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
-------------------------- ---------------------------------------------- ----------------- ----------------------
Cathryn Steeves            Nuveen Maryland Dividend Advantage Municipal   $0                $10,000-$50,000
                           Fund
-------------------------- ---------------------------------------------- ----------------- ----------------------


     PORTFOLIO MANAGER BIO:

     Cathryn Steeves, PhD is currently a portfolio manager for 42 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Cathryn has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Maryland Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: August 8, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 8, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 8, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.